UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]    Preliminary Proxy Statement
 [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
 [X]    Definitive Proxy Statement
 [ ]    Definitive Additional Materials
 [ ]    Soliciting Material Pursuant to [Section]240.14a-12

                (Name of Registrant as Specified In Its Charter)

                               RYDEX DYNAMIC FUNDS

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [X]    No fee required.
 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1)    Title of each class of securities to which transaction applies:

         (2)    Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)    Proposed maximum aggregate value of transaction:

         (5)    Total fee paid:

 [ ]    Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:

         (2)    Form, Schedule or Registration Statement No.:

         (3)    Filing Party:

         (4)    Date Filed:

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

Dear Shareholder:

    I am writing to you on an important matter relating to the Rydex|SGI family of funds (the "Funds"). On September 20, 2011, Security Investors, LLC, the Funds' investment adviser, that operates under the name Rydex Investments (the "Investment Adviser"), an indirect wholly-owned subsidiary of an entity that is managed by a subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), announced a transaction whereby Guggenheim Capital will acquire 100% of the Investment Adviser and certain affiliated businesses. This transaction is expected to be completed in late 2011 or early 2012.

    This transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. For example, the portfolio managers of the Funds will remain the same and your daily experience in dealing with the Funds will remain unchanged. However, for legal reasons, the transaction would terminate the Funds' investment advisory agreements with the Investment Adviser and any sub-advisory agreements unless you approve new, substantially identical, agreements.

    Accordingly, by this joint proxy statement, we are requesting that you vote to approve investment advisory agreements and, as applicable, sub-advisory agreements to take the place of the current agreements, so that the Investment Adviser, and, as applicable, any sub-adviser, may continue to manage the Funds after the transaction is completed in a manner that is substantially similar to the current management of the Funds.

    In addition, you will be asked to consider and approve: (i) the election of nine individuals to the Boards of Trustees of Rydex Series Funds and Rydex Dynamic Funds; and (ii) a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board of Trustees, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser, subject to certain conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission.

    If you are a shareholder of the Rydex Series Funds U.S. Government Money Market Fund (the "Money Market Fund"), we are also requesting that you vote to approve the elimination of the Money Market Fund's fundamental investment policy on investing in other investment companies.

    A Special Joint Meeting of Shareholders (the "Meeting") of each of the Funds, including the Funds listed in an attachment to the Notice of Special Joint Meeting of Shareholders, has been scheduled for November 22, 2011 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on October 3, 2011, you are entitled to vote at the Meeting and any adjournment of the Meeting, even if you no longer own Fund shares.

    Pursuant to these materials, you are being asked to approve proposals for the Funds of Rydex Series Funds and Rydex Dynamic Funds, as noted above. Please note that you may receive similar materials if you own shares of other Funds in the Rydex|SGI fund complex asking you to approve proposals for the other Funds.

    You can vote in one of four ways:

    o By mail with the enclosed proxy card -- be sure to sign, date and return it in the enclosed postage-paid envelope,

    o   Through the web site listed in the proxy voting instructions,

    o By telephone using the toll-free number listed in the proxy voting instructions, or

    o   In person at the shareholder meeting on November 22, 2011.

    We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on these important proposals. Please read the enclosed information carefully before voting. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

    We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                              Sincerely,

                                              Richard M. Goldman
                                              President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

     By its very nature, the following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders ("Joint Proxy Statement").

                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. You are receiving these proxy materials -- a booklet that includes the Joint Proxy Statement and your proxy card -- because you have the right to vote on important proposals concerning the Rydex|SGI family of funds (the "Funds").

    Proposals 1 and 2 relate to actions that need to be taken in light of a transaction (the "Transaction") involving a change in the corporate ownership structure of Security Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser"). The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change. The Transaction would terminate the Funds' current investment advisory agreements with the Investment Adviser (the "Current Investment Advisory Agreements") and the Investment Adviser's sub-advisory agreement with American Independence Financial Services, LLC ("AIFS"), the sub-adviser to the Long Short Interest Rate Strategy Fund (the "Current AIFS Agreement") (collectively, the "Current Agreements") unless you approve new substantially identical agreements.

    Proposal 3 relates to the election of nine individuals to the Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds (the "Trusts"). The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Trustee. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be appropriate.

    Proposal 4 relates to the approval of a "manager of managers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board and certain other conditions set forth in an order previously granted to the Investment Adviser by the U.S. Securities and Exchange Commission (the "SEC"), to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. Currently, the Investment Adviser must obtain shareholder approval of any sub-advisory agreement with a new sub-adviser that it wishes to retain to manage a Fund, as well as any material changes to an existing sub-advisory agreement. As discussed in more detail below, a manager of managers arrangement would permit the Investment Adviser to avoid the expense and delays associated with obtaining shareholder approval.

    Proposal 5 only concerns shareholders of Rydex Series Funds U.S. Government Money Market Fund (the "Money Market Fund"). Investors in other Funds are not asked to vote on the fifth proposal. The fifth proposal relates to the proposed elimination of the fundamental investment policy on investing in other investment companies to permit the Money Market Fund to make changes to its investment program as discussed in more detail below. The Money Market Fund's current policy on investing in other investment companies is not required and is more prohibitive than applicable law requires. The Money Market Fund will continue to invest in compliance with strict regulatory requirements applicable to money market funds.

Q.  WHY AM I BEING ASKED TO VOTE?

A. The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, including the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. (In this context, the term "investment adviser" applies to both an investment adviser and a sub-adviser.) The change in the corporate ownership structure of the Investment Adviser contemplated by the Transaction would constitute a "change in control" (as this term is used for regulatory purposes) of the Investment Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the mutual fund's investments. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds (the "New Investment Advisory Agreements"), as well as a new sub-advisory agreement between the Investment Adviser and AIFS with respect to the Rydex Series Funds--Long Short Interest Rate Strategy Fund ("Long Short Interest Rate Strategy Fund") (the "New AIFS Agreement") (collectively, the "New Agreements").

    The Transaction will not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The personnel, officers and managers of the Investment Adviser will remain the same. Upon completion of the Transaction, Guggenheim Capital will be the parent company of the Investment Adviser. Guggenheim currently manages the Investment Adviser and certain of its affiliates through an indirect subsidiary.

    The Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds (the "Trusts") considered the Transaction and voted in favor of the New Agreements, pursuant to which, subject to their approval by each Fund's respective shareholders, the Investment Adviser will continue to serve as investment adviser to the

    Funds, and AIFS will continue to serve as sub-adviser to Long Short Interest Rate Strategy Fund after the completion of the Transaction. The fees charged by the each of the Investment Adviser and AIFS (collectively, the "Advisers") for their services to the Funds under each New Agreement will be the same as their fees under the corresponding Current Agreement. The other terms of the New Agreements will also be the same in all material respects to those of the Current Agreements.

    With respect to the third proposal, you are being asked to vote for the election of board members ("Trustees") because the Board believes it would be appropriate, in light of the Transaction, to subject the current Trustees to a shareholder vote and to ask shareholders to vote to add a new Trustee who is affiliated with Guggenheim Capital. The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected Trustees.

    With respect to the fourth proposal, the 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by a fund's board of trustees/directors as well as its shareholders. The Investment Adviser and certain affiliated Funds of the Trusts have previously received an exemptive order from the SEC pursuant to which the Investment Adviser is permitted to retain sub-advisers and amend the terms of existing sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. This type of arrangement, which gives more flexibility to appoint investment sub-advisers to manage a fund, is commonly referred to as a fund "manager of managers" arrangement. The SEC's order permitting the Investment Adviser to use a manager of managers arrangement requires that before a Fund may rely on the order, the Fund must obtain shareholder approval (among other conditions). Therefore, in order to provide the Investment Adviser with flexibility (subject to Board approval) to retain sub-advisers and amend sub-advisory agreements, you are being asked to approve of the use of the manager of managers arrangement for the Funds. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement in the foreseeable future.

    With respect to the fifth proposal, the 1940 Act requires the Money Market Fund's shareholders to approve a change to the Money Market Fund's fundamental investment policy with respect to investing in other investment companies. The Money Market Fund's current fundamental investment policy prohibits investing in other investment companies, which unnecessarily limits investment strategies. Upon a request from the Investment Adviser to make changes to the Money Market Fund's policy to be able to invest a portion of the Money Market Fund's assets in other funds, the Board has reviewed the Money Market Fund's fundamental investment policies on investing in other investment companies and has recommended the elimination of the policies. The proposal is unrelated to the Transaction and only concerns shareholders of the Money Market Fund.

Q.  WILL THE PROPOSED TRANSACTION AFFECT ME?

A. No. The operations of the Advisers, the fees payable to the Advisers, and the persons responsible for the day-to-day investment management of the Funds will remain unchanged. The Board has been assured that there will be no reduction in the nature or quality of the investment advisory and sub-advisory services provided to each Fund, as applicable, due to the Transaction.

Q.  WILL THERE BE ANY CHANGES TO THE FUNDS' OTHER SERVICE PROVIDERS?

A. The Transaction would also affect the control of certain of the Funds' other servicer providers ("Affiliated Service Providers") as a result of the Transaction. The Affiliated Service Providers include Rydex Distributors, LLC which serves as the Funds' principal underwriter/distributor (the "Distributor"), and Rydex Fund Services, Inc., which provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. The Affiliated Service Providers and the Investment Adviser are commonly held. Under the 1940 Act, shareholder approval is not required in order for the Affiliated Service Providers to continue providing services to the Funds after the closing of the Transaction. The Board has also been assured that there will be no material change in the nature or quality of the services provided by the Affiliated Service Providers to each Fund due to the Transaction.

Q.  WILL MY FUND'S FEES FOR INVESTMENT ADVISORY AND SUB-ADVISORY SERVICES
    INCREASE?

A. No. The fee rates under the New Agreements are identical to those under the Current Agreements. Services also will remain substantially the same.

Q.  WILL THE PROPOSED CHANGES TO THE BOARD RESULT IN HIGHER FUND EXPENSES?

A.  No. Only "non-interested" Trustees (as that term is defined in the 1940
    Act) receive compensation from the Funds they oversee. The proposed additional Trustee would be an "interested" Trustee because of his affiliation with Guggenheim Capital. Because interested Trustees do not receive compensation from the Funds, the cost of this additional Trustee would not be borne by the Funds.

Q. FOR SHAREHOLDERS OF THE MONEY MARKET FUND ONLY. WHAT EFFECT WILL THE PROPOSED ELIMINATION OF THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN OTHER INVESTMENT COMPANIES HAVE ON THE MONEY MARKET FUND?

A. While this proposal is intended to provide the Money Market Fund with flexibility to invest in other funds, the Money Market Fund would continue to be managed subject to the limitations on investing in other investment companies imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies, and policies expressed in the Money Market Fund's registration statements as may be changed by the Board from time to time, and regulations that apply to money market funds.

    If the proposal is approved by shareholders, the Money Market Fund would be permitted to invest in the shares of other investment companies (that are money market funds). As a shareholder of another investment company, the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and would be exposed to the risks attributable to investing in the selected funds. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding the proposed elimination, at all times, the Money Market Fund will comply with the provisions of the 1940 Act that apply to investments in other investment companies and Securities and Exchange Commission Rule 2a-7, which strictly prescribes the type of investments that money market funds can invest in. The Money Market Fund will continue to seek to maintain a stable $1.00 price per share as permitted by current Rule 2a-7.

    Should the Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Fund's current fundamental investment policy on investing in investment companies would continue to apply unchanged and the Board would decide whether to make other changes to the Money Market Fund's investment program.

Q. I OWN SHARES OF OTHER FUNDS IN THE RYDEX|SGI FUND COMPLEX AND RECEIVED SIMILAR SOLICITATION MATERIALS REGARDING THOSE FUNDS. AM I ALSO BEING ASKED TO APPROVE THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

A. Yes. You are being asked to approve the proposals contained in this Proxy Statement, in addition to any other proposals contained in other proxy statements that you may receive for funds in the Rydex|SGI fund complex.

Q.  WHO IS ASKING FOR MY VOTE?

A. The enclosed proxy is being solicited by the Board of your Fund for use at the Special Joint Meeting of Shareholders to be held on November 22, 2011 (the "Meeting"), and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Joint Meeting.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board unanimously recommends that you vote "FOR" all of the proposals contained in the Joint Proxy Statement. Please see the section entitled "Board Recommendation" with respect to each proposal for a discussion of the Board's considerations in making such recommendations.

Q.  WHY AM I RECEIVING INFORMATION ABOUT FUNDS I DO NOT OWN?

A. The proposals are similar for each Fund, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. You will be asked to vote separately on the proposals with respect to the Fund(s) that you own. Assuming that the requisite levels of aggregate shareholder consent are attained, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of a comparable proposal by another Fund if such proposal is approved by shareholders of that Fund.

Q.  WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A. To be approved with respect to a particular Fund, each proposal, other than Proposal 3, must be approved by a "vote of a majority of the outstanding voting securities" of that Fund. With respect to the Money Market Fund, the proposed elimination of the Money Market Fund's fundamental investment policy on investing in other investment companies also must be approved by a "vote of a majority of the outstanding voting securities" of the Money Market Fund. In each case, the "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 3, a plurality of the shares voting is required to elect each individual nominated as a Trustee.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.  IF I AM A SMALL INVESTOR, WHY SHOULD I BOTHER TO VOTE?

A. You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.  HOW DO I PLACE MY VOTE?

A. You may provide a Fund with your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Funds' proxy solicitation agent at the telephone number below.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. If you have questions, please call The Altman Group at 1-877-864-5058.

    Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

    Notice is hereby given that a Special Joint Meeting of Shareholders (the "Meeting") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts") and each of their respective series listed on the attached list (each, a "Fund" and collectively, the "Funds") will be held at the Trusts' offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time for the purposes listed below:

                      PROPOSAL                                SHAREHOLDERS SOLICITED TO VOTE
1.     THE APPROVAL OF A NEW INVESTMENT                                  ALL FUNDS
       ADVISORY AGREEMENT BETWEEN EACH TRUST
       AND SECURITY INVESTORS, LLC, WITH RESPECT
       TO EACH FUND

2.     THE APPROVAL OF A NEW SUB-ADVISORY                           RYDEX SERIES FUNDS--
       AGREEMENT BETWEEN SECURITY INVESTORS,               LONG SHORT INTEREST RATE STRATEGY FUND
       LLC AND AMERICAN INDEPENDENCE
       FINANCIAL SERVICES, LLC, WITH RESPECT TO
       LONG SHORT INTEREST RATE STRATEGY FUND

3.     THE APPROVAL OF THE ELECTION OF NOMINEES                          ALL FUNDS
       TO THE BOARD OF TRUSTEES

4.     THE APPROVAL OF A "MANAGER OF                                     ALL FUNDS
       MANAGERS" ARRANGEMENT FOR EACH OF THE
       FUNDS

5.     THE APPROVAL OF THE ELIMINATION OF THE                    RYDEX SERIES FUNDS--
       FUNDAMENTAL INVESTMENT POLICY ON                    U.S. GOVERNMENT MONEY MARKET FUND
       INVESTING IN OTHER INVESTMENT COMPANIES

6.     TO TRANSACT SUCH OTHER BUSINESS AS MAY
       PROPERLY COME BEFORE THE MEETING

    After careful consideration, the Boards of Trustees of the Trusts unanimously recommend that shareholders vote "FOR" Proposals 1, 2, 3, 4 and 5.

    Shareholders of record at the close of business on October 3, 2011 are entitled to notice of, and to vote at, the Meeting, even if such shareholders or insurance product owners no longer own such shares or products.

    We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

                                    By Order of the Boards of Trustees,

                                    Richard M. Goldman
                                    President

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       FUNDS PARTICIPATING IN THE MEETING
                              ON NOVEMBER 22, 2011

                               RYDEX SERIES FUNDS

All-Asset Aggressive Strategy Fund                   Internet Fund                       Retailing Fund

    All-Asset Conservative Strategy         Inverse Emerging Markets 2x         Russell 2000(R) 1.5x Strategy Fund
                Fund                                Strategy Fund
                                                                                    Russell 2000(R) Fund
  All-Asset Moderate Strategy Fund         Inverse Government Long Bond
                                                     Strategy Fund                       S&P 500 Fund
     Alternative Strategies Fund
                                          Inverse High Yield Strategy Fund        S&P 500 Pure Growth Fund
  Alternative Strategies Allocation
             Fund                           Inverse Mid-Cap Strategy Fund          S&P 500 Pure Value Fund

         Banking Fund                      Inverse NASDAQ-100(R) Strategy         S&P MidCap 400 Pure Growth
                                                         Fund                               Fund
      Basic Materials Fund
                                           Inverse Russell 2000(R) Strategy      S&P MidCap 400 Pure Value Fund
       Biotechnology Fund                               Fund
                                                                                  S&P SmallCap 600 Pure Growth
      Commodities Strategy               Inverse S&P 500 Strategy Fund                       Fund
            Fund
                                              Japan 2x Strategy Fund             S&P SmallCap 600 Pure Value
      Consumer Products Fund                                                                 Fund
                                                  Leisure Fund
          Electronics Fund                                                      Strengthening Dollar 2x Strategy
                                         Long/Short Commodities Strategy                      Fund
Emerging Markets 2x Strategy Fund                    Fund
                                                                                         Technology Fund
            Energy Fund                  Long Short Equity Strategy Fund
                                                                                     Telecommunications Fund
       Energy Services Fund              Long Short Interest Rate Strategy
                                                     Fund                             Transportation Fund
    Europe 1.25x Strategy Fund
                                          Managed Futures Strategy Fund           U.S. Government Money Market
    Event Driven and Distressed                                                              Fund
           Strategies Fund                 Mid-Cap 1.5x Strategy Fund
                                                                                   U.S. Long Short Momentum Fund
      Financial Services Fund             Multi-Hedge Strategies Fund
                                                                                          Utilities Fund
     Government Long Bond 1.2x              NASDAQ-100(R) Fund
          Strategy Fund                                                         Weakening Dollar 2x Strategy Fund
                                                 Nova Fund
        Health Care Fund
                                           Precious Metals Fund
     High Yield Strategy Fund
                                             Real Estate Fund

                                    RYDEX DYNAMIC FUNDS

        Dow 2x Strategy Fund                      Inverse S&P 500 2x Strategy Fund

     Inverse Dow 2x Strategy Fund                  NASDAQ-100(R) 2x Strategy Fund

Inverse NASDAQ-100(R) 2x Strategy Fund            Russell 2000(R) 2x Strategy Fund

Inverse Russell 2000(R) 2x Strategy Fund             S&P 500 2x Strategy Fund

                                              TABLE OF CONTENTS

OVERVIEW OF THE PROPOSALS....................................................................  3
     PROPOSALS 1-2: Approval of the New Agreements ..........................................  3
          Information Regarding the Transaction .............................................  3
          Section 15(f) of the 1940 Act......................................................  4
          Approval of the New Agreements by the Board........................................  5
          Board Considerations in Approving the New Agreements...............................  6
          New Agreements.....................................................................  7
     PROPOSAL 3: Approval of the Election of Trustees .......................................  8
     PROPOSAL 4: Approval of a "Manager of Managers" Arrangement.............................  9
     PROPOSAL 5: Money Market Fund only--Approval of the Elimination of the
          Fund's Fundamental Investment Policy on Investing in Other Investment
          Companies .  ...................................................................... 10
PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
     AGREEMENTS WITH RESPECT TO ALL FUNDS.................................................... 11
     The Investment Adviser.................................................................. 11
     Material Terms of the New Investment Advisory Agreements ............................... 11
BOARD RECOMMENDATION ON PROPOSAL 1........................................................... 13
PROPOSAL 2--THE APPROVAL OF A NEW SUB-ADVISORY AGREEMENT .................................... 14
     Information About AIFS.................................................................. 14
     Material Terms of the AIFS Sub-Advisory Agreement....................................... 15
BOARD RECOMMENDATION ON PROPOSAL 2........................................................... 15
PROPOSAL 3--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR THE TRUST........................... 16
     Information Regarding the Nominees...................................................... 16
     Board's Consideration of Each Nominee's Qualifications, Experience, Attributes
         or Skills    ....................................................................... 21
     Principal Officers of the Funds ........................................................ 24
     Nominee Ownership of Portfolio Shares .................................................. 27
     Board Compensation...................................................................... 29
     Committees and Meetings of the Board.................................................... 30
     Independent Registered Public Accounting Firm .......................................... 32
BOARD RECOMMENDATION ON PROPOSAL 3........................................................... 33
PROPOSAL 4--THE APPROVAL OF A "MANAGER OF MANAGERS"
     ARRANGEMENT WITH RESPECT TO ALL FUNDS .................................................. 34
     "Manager of Managers" Arrangement....................................................... 34
     Conditions of the Exemptive Relief...................................................... 35
     Board Considerations in Approving the "Manager of Managers" Arrangement ................ 35
BOARD RECOMMENDATION ON PROPOSAL 4........................................................... 36
PROPOSAL 5 -- THE APPROVAL OF A CHANGE TO THE FUNDAMENTAL
     INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT
     COMPANIES WITH RESPECT TO THE MONEY MARKET FUND ........................................ 37
     Proposed Fundamental Investment Policy.................................................. 37
     Current Fundamental Investment Policy .................................................. 37
     Discussion of Proposed Modification..................................................... 37

BOARD RECOMMENDATION ON PROPOSAL 5........................................................... 38
OTHER BUSINESS .............................................................................. 39
ADDITIONAL INFORMATION....................................................................... 39
     Administrator, Principal Underwriter and Transfer Agent ................................ 39
     Affiliations and Affiliated Brokerage .................................................. 39
     Other Information ...................................................................... 39
     Voting Information ..................................................................... 39
     Shareholder Proposals................................................................... 42

                                   APPENDICES

Appendix A   CORPORATE STRUCTURE OF THE INVESTMENT ADVISER.................. A-1

Appendix B   FORMS OF NEW INVESTMENT ADVISORY AGREEMENTS.................... B-1

Appendix C   INFORMATION REGARDING THE INVESTMENT ADVISORY
             AGREEMENTS AND FEES PAID TO THE INVESTMENT
             ADVISER AND AFFILIATES ........................................ C-1

Appendix D   TRUSTEES/MANAGERS AND OFFICERS OF THE INVESTMENT ADVISER ...... D-1

Appendix E   ADVISORY FEE RATES OF FUNDS WITH SIMILAR
             INVESTMENT OBJECTIVES ADVISED BY SECURITY
             INVESTORS, LLC ................................................ E-1

Appendix F   FORM OF NEW SUB-ADVISORY AGREEMENT WITH
             AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC ................. F-1

Appendix G   INFORMATION REGARDING THE SUB-ADVISORY
             AGREEMENT WITH AMERICAN INDEPENDENCE FINANCIAL
             SERVICES, LLC AND FEES PAID TO THE SUB-ADVISER ................ G-1

Appendix H   DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF
             AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC ................. H-1

Appendix I   ADVISORY FEE RATES OF FUNDS WITH SIMILAR
             INVESTMENT OBJECTIVES ADVISED BY AMERICAN
             INDEPENDENCE FINANCIAL SERVICES, LLC. ......................... I-1

Appendix J   OUTSTANDING SHARES............................................. J-1

Appendix K   BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND ..... K-1

Appendix L   MANAGEMENT OWNERSHIP .......................................... L-1

Appendix M   NOMINATING COMMITTEE CHARTER .................................. M-1

                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                       805 King Farm Boulevard, Suite 600
                            Rockville, Maryland 20850
                                 (800) 820-0888

                              JOINT PROXY STATEMENT
                      SPECIAL JOINT MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 22, 2011

    This joint proxy statement ("Joint Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the "Board") of Rydex Series Funds and Rydex Dynamic Funds (each, a "Trust" and collectively, the "Trusts"). The proxies are being solicited for use at a special joint meeting of shareholders of the Trusts to be held at the Trusts' offices at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. Eastern Time, and at any and all adjournments or postponements thereof (the "Meeting").

    The Board has called the Meeting and is soliciting proxies from shareholders of each series of the Trusts listed in the accompanying notice to this Joint Proxy Statement (each, a "Fund" and collectively, the "Funds") for the purposes listed below:

                     PROPOSAL                             SHAREHOLDERS SOLICITED TO VOTE
1.     THE APPROVAL OF A NEW INVESTMENT                              ALL FUNDS
       ADVISORY AGREEMENT BETWEEN EACH TRUST
       AND SECURITY INVESTORS, LLC, WITH RESPECT
       TO EACH FUND ("PROPOSAL 1")

2.     THE APPROVAL OF A NEW SUB-ADVISORY                         RYDEX SERIES FUNDS--
       AGREEMENT BETWEEN SECURITY INVESTORS,           LONG SHORT INTEREST RATE STRATEGY FUND
       LLC AND AMERICAN INDEPENDENCE
       FINANCIAL SERVICES, LLC, WITH RESPECT TO
       LONG SHORT INTEREST RATE STRATEGY FUND
       ("PROPOSAL 2")

3.     THE APPROVAL OF THE ELECTION OF NOMINEES                      ALL FUNDS
       TO THE BOARD OF TRUSTEES ("PROPOSAL 3")

4.     THE APPROVAL OF A "MANAGER OF                                 ALL FUNDS
       MANAGERS" ARRANGEMENT FOR EACH OF THE
       FUNDS ("PROPOSAL 4")

5.     THE APPROVAL OF THE ELIMINATION OF THE                   RYDEX SERIES FUNDS--
       FUNDAMENTAL INVESTMENT POLICY ON
       INVESTING IN OTHER INVESTMENT COMPANIES           U.S. GOVERNMENT MONEY MARKET FUND
       ("PROPOSAL 5")

6.     TO TRANSACT SUCH OTHER BUSINESS AS MAY
       PROPERLY COME BEFORE THE MEETING

    This Joint Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about October 17, 2011.

    The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the other Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on October 3, 2011 (the "Record Date").

    If you have any questions about the Proposals or about voting, please call The Altman Group, the Funds' proxy solicitor, at 1-877-864-5058.

         IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
                 FOR THE MEETING TO BE HELD ON NOVEMBER 22, 2011

    This Joint Proxy Statement is available at www.proxyonline.us/docs/rydexsgi. In addition, with respect to Rydex Dynamic Funds and Rydex Series Funds (Commodities Strategy Fund, Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund only) shareholders can find important information about each Fund in the Fund's annual report, dated December 31, 2010, including financial reports for the fiscal year ended December 31, 2010, and in any recent semi-annual report succeeding such annual report, if any. With respect to Rydex Series Funds (except for those Funds listed above), shareholders can find important information about each Fund in the Fund's annual report, dated March 31, 2011, including financial reports for the fiscal year ended March 31, 2011, and in any recent semi-annual report succeeding such annual report, if any. You may obtain copies of these reports without charge by writing to a Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.rydex-sgi.com.

                            OVERVIEW OF THE PROPOSALS

                                 PROPOSALS 1 - 2

                         APPROVAL OF THE NEW AGREEMENTS

    Proposals 1 and 2 relate to actions that need to be taken in response to an impending transaction (the "Transaction") involving Securities Investors, LLC, which operates under the name Rydex Investments, the investment adviser to each of the Funds (the "Investment Adviser").

    The Investment Company Act of 1940 (the "1940 Act"), the law that regulates mutual funds, such as the Funds, provides that a mutual fund's investment advisory agreement terminates whenever there is a "change in control" of the investment adviser. Pursuant to the Transaction, there will be a "change in control" of the Investment Adviser. In order for the Investment Adviser to continue to advise the Funds and manage their investments, a new investment advisory agreement must be in effect upon the consummation of the Transaction. For that reason, we are seeking shareholder approval of new investment advisory agreements for the Funds.

    In addition, the Transaction will result in the termination of the current sub-advisory agreements between the Investment Adviser and American Independence Financial Services, LLC ("AIFS") with respect to the Rydex Series Funds Long Short Interest Rate Strategy Fund (the "AIFS Fund"). Accordingly, Proposal 1 relates to the approval by shareholders of new investment advisory agreements between the Investment Adviser and the Funds (the "New Investment Advisory Agreements"), and Proposal 2 relates to the approval by shareholders of a new sub-advisory agreement between the Investment Adviser and AIFS with respect to the AIFS Fund (the "New AIFS Agreement") (together with the New Investment Advisory Agreements, the "New Agreements").

              FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW
                                   AGREEMENTS.

                      INFORMATION REGARDING THE TRANSACTION

    Summary Discussion--Currently, the Investment Adviser is a part of a large group of companies that also includes businesses such as Security Benefit Life Insurance Company. The Investment Adviser is managed by an indirect wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"). Guggenheim Capital wishes to purchase the Investment Adviser and certain affiliated businesses. This Transaction will be effected by Guggenheim Capital buying 100% of the equity of the holding company that owns the Investment Adviser. After the Transaction, Guggenheim Capital will control the Investment Adviser (through one or more of its subsidiaries), and it is expected that the services rendered to the Funds by the Investment Adviser will not change.

    Detailed Discussion--On September 20, 2011, Guggenheim Capital agreed to purchase the indirect holding company of the Investment Adviser. Guggenheim Capital's subsidiary, Guggenheim Partners, LLC ("Guggenheim") is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals. Headquartered in Chicago and New York, the firm operates through offices in 25 cities in the U.S., Europe and Asia. Guggenheim operates businesses in investment management, capital markets, wealth management and merchant banking. Within the investment and wealth management businesses, Guggenheim specializes in fixed income and alternative investments, and in providing sophisticated wealth advisory and family office services. Within capital markets, it specializes in providing debt financing and structured finance solutions to clients. Its merchant banking activities include a portfolio of investments in funds managed by it, joint venture business investments, and new business launch activities not integrated into other primary operating businesses. Detailed information on the effect of the Transaction on the ownership structure of the Investment Adviser is set forth in Appendix A to this Joint Proxy Statement.

    The Transaction will not result in material changes to the day-to-day management and operations of the Funds. The personnel, officers and managers of the Investment Adviser will remain the same. Guggenheim Capital will be the parent company of the Investment Adviser.

     In addition, as a result of the Transaction, Guggenheim Capital will acquire control of the Funds' principal underwriter/distributor, Rydex Distributors, LLC (the "Distributor"), an affiliate of the Investment Adviser. Under the 1940 Act, shareholder approval is not required in order for the Distributor to continue providing services to the Funds after the closing of the Transaction. The Board has also approved the continuation of the agreements related to the implementation of the distribution plans adopted by the Board on behalf of such Funds pursuant to Rule 12b-1 under the 1940 Act.

    While the parties expect the Transaction to be completed in late 2011 or early 2012, it is subject to various conditions (including a condition that 80% or more of the Funds' assets managed by the Investment Adviser approve the New Investment Advisory Agreements), and may be delayed or even terminated due to unforeseen circumstances. If for some reason the Transaction does not occur, the current investment advisory agreements between the Investment Adviser and the Funds (each, a "Current Investment Advisory Agreement" and collectively, the "Current Investment Advisory Agreements") and the current sub-advisory agreement between the Investment Adviser and AIFS with respect to the AIFS Fund (the "Current AIFS Agreement") (collectively, the "Current Agreements") will not terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders. If Proposal 1 is not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options permitted by law, which could include interim investment advisory agreements of limited duration with the Investment Adviser, or maintaining the current ownership structure pending further discussions.

                          SECTION 15(f) OF THE 1940 ACT

    Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the fund as a result of a transaction relating to the change in control, including any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services), which could limit the ability of the fund to engage in brokerage transactions with certain broker-dealers, although such limits are not expected to cause any fund to change its brokerage relationships. The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the fund's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

    Consistent with the conditions of Section 15(f), Guggenheim Capital has agreed that it will not take any action that would have the effect, directly or indirectly, of causing any requirement of the provisions of Section 15(f) to be violated with respect to the Transaction. The Investment Adviser has represented to the Board that no unfair burden would be imposed on the Funds as a result of the Transaction.

                   APPROVAL OF THE NEW AGREEMENTS BY THE BOARD

    At a Special Meeting of the Board held on August 16, 2011 (the "August Special Board Meeting"), at which a majority of the members of the Board (the "Trustees"), including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust and who are not interested persons of any party to the New Investment Advisory Agreements (the "Independent Trustees"), were present, the Board considered the New Investment Advisory Agreements, pursuant to which, subject to their approval by each Fund's shareholders, the Investment Adviser will continue to serve each Fund as investment adviser after the completion of the Transaction. At a Special Meeting of the Board held on September 14, 2011 (the "September Special Board Meeting", and together with the August Special Board Meeting, the "Special Board Meetings") at which a majority of the Trustees, including a majority of the Independent Trustees, were present, the Board considered further information about the Transaction and voted in favor of the New Investment Advisory Agreements.

    The Investment Adviser's rate of fees for its services to each Fund under each applicable New Investment Advisory Agreement will be the same as its fees under the corresponding Current Investment Advisory Agreement. The other terms of each New Investment Advisory Agreement will also be the same in all material respects to those of the corresponding Current Investment Advisory Agreement. As a result, in reviewing the New Investment Advisory Agreements at the Special Board Meetings, the Board also considered its review of relevant materials relating to the Current Investment Advisory Agreements at the Board's contract review meeting on August 11, 2011 and contract renewal meeting on August 17, 2011 (together, the "2011 Renewal Meeting").

                   BOARD CONSIDERATIONS IN APPROVING THE NEW AGREEMENTS

    Prior to the Special Board Meetings, representatives of Guggenheim
Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital's financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

    In considering the New Agreements, the Board determined that the New Agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the Independent Trustees, unanimously approved the New Agreements. In reaching their decision, the Trustees carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Investment Adviser and AIFS (collectively, the "Advisers") that the Board had received relating to the Current Agreements at the Board's 2011 Renewal Meeting. The Trustees noted that, at the 2011 Renewal Meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Investment Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital's commitment to the success of the Investment Adviser and the Funds.

    In addition, as a part of their required consideration of the renewal of the Current Agreements at the 2011 Renewal Meeting, the Trustees, including the Independent Trustees, had evaluated a number of considerations, including among others: (a) the quality of the Advisers' investment advisory and other services;
(b) the Advisers' investment management personnel; (c) the Advisers' operations and financial condition; (d) the Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Advisers charge compared with the fees charged to comparable mutual funds or accounts; (f) each Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisers' profitability from its Fund-related operations; (h) the Advisers' compliance systems; (i) the Advisers' policies on and compliance procedures for personal securities transactions; (j) the Advisers' reputation, expertise and resources in the financial markets; and
(k) Fund performance compared with similar mutual funds. Based on the Board's deliberations at the 2011 Renewal Meeting, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreements are fair and reasonable; (b) concluded that the Advisers' fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the New Agreements, subject to shareholder approval.

                                 NEW AGREEMENTS

    NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISERS. At the
2011 Renewal Meeting, the Board reviewed the scope of services to be provided by the Investment Adviser under the Current Investment Advisory Agreements and by AIFS under the Current AIFS Agreement, and, at the Special Board Meetings, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the Current Agreements (which had been recently approved by shareholders and renewed by the Board at the 2011 Renewal Meeting) and the scope of services required to be provided by the Advisers under the New Agreements. The Board noted that the key investment and management personnel of the Investment Adviser servicing the Funds and the management personnel of AIFS servicing the AIFS Fund are expected to remain the same following the Transaction. The Trustees also considered Guggenheim Capital's representations to the Board that the Investment Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board also noted that AIFS was not involved in the Transaction and that the approval of the New AIFS Agreement with AIFS was required due to the proposed assignment of the Current Investment Advisory Agreements with the Investment Adviser.

    FUND EXPENSES AND PERFORMANCE OF THE FUNDS AND THE ADVISERS. At the 2011 Renewal Meeting, the Board had reviewed statistical information prepared by the Advisers regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Partners at the August Special Board Meeting that the Investment Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Investment Adviser was not expected to be affected by the Transaction. The Board also concluded that AIFS would continue to operate following the closing of the Transaction in much the same manner as it operates today and, as a result, the Board concluded that the investment performance of AIFS was not expected to be affected by the Transaction.

    COSTS OF SERVICES PROVIDED TO THE FUNDS AND PROFITS REALIZED BY THE
ADVISERS AND THEIR AFFILIATES. At the 2011 Renewal Meeting, the Board had reviewed information about the profitability of the Funds to the Investment Adviser based on the advisory fees payable under the Current Investment Advisory Agreements. At that meeting, the Board had also analyzed the Funds' expenses, including the investment advisory fees paid to the Investment Adviser. The Board also had reviewed reports comparing the expense ratios and sub-advisory fees to those of other comparable mutual funds and concluded that AIFS' sub-advisory fees were reasonable and the result of arm's length negotiation. At the Special Board Meetings, the Board considered the fact that the fee rates payable to each of the Advisers would be the same under each Fund's New Agreements as they are under such Fund's Current Agreements. At that meeting, the Board had also concluded that, in the near future, the profits to be realized by AIFS and its affiliates under the New AIFS Agreement, and from other relationships between the Funds and AIFS and its affiliates, if any, should remain within the range the Board previously considered reasonable and appropriate. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Advisers' profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

    ECONOMIES OF SCALE. In connection with its review of the Funds' profitability analysis at the 2011 Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds' asset levels. The Trustees noted that the fees would not change under the New Agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fees payable to the Advisers under the New Agreements when the renewal of the New Agreements comes before the Board.

    OTHER BENEFITS TO THE ADVISERS AND/OR ITS AFFILIATES. In addition to evaluating the services provided by the Investment Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the 2011 Renewal Meeting. At the Special Board Meetings, the Board reviewed information regarding potential economies of scale arising from the integration of the asset management businesses of Guggenheim Capital. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Investment Adviser, noting that the Investment Adviser would no longer be a subsidiary of SBC. In this regard, the Board noted that, under the corporate structure after the Transaction, the Investment Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

    With respect to the New AIFS Agreement, at the 2011 Renewal Meeting, the Board received and considered information regarding the character and amount of other incidental benefits AIFS might receive as a result of its relationship with the AIFS Fund, including its soft dollar practices, if any. The Board concluded that, taking into account any incidental benefits AIFS might receive, the terms of the Current AIFS Agreement, including the compensation to be paid thereunder, were reasonable. At its Special Board Meetings, the Board considered other benefits to AIFS and its affiliates expected to be derived from its relationships with the Funds as a result of the Transaction and noted that no additional benefits were expected because AIFS was not a party to the Transaction.

                                   PROPOSAL 3

                              ELECTION OF TRUSTEES

    Proposal 3 relates to the election of the following nine individuals to the Board: Donald C. Cacciapaglia, Corey A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. All of the nominees, except for Mr. Cacciapaglia, currently serve on the Board. If elected, the terms of the nominees will begin shortly after the shareholder vote and each nominee will serve as Trustee for the life of the Trusts or until retirement, removal, or his office is terminated pursuant to the Trusts' Declarations of Trust. Unless and until such new terms begin, the existing Trustees will continue to serve their current terms. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of

Guggenheim's investment management business, and who is proposed to serve on the other boards in the Rydex|SGI family of funds would be appropriate. If elected by shareholders, Mr. Cacciapaglia's term as Trustee would commence shortly after the shareholder vote.

    The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees (and to comply with certain legal requirements regarding the proportion of board members that need to have been elected by shareholders). Because a shareholder vote is required to approve the New Investment Advisory Agreements, the Board has proposed that shareholders elect all of the nominees during the same shareholder meeting, which would avoid the expense of preparing and mailing another proxy statement solely for the election of Trustees.

                                   PROPOSAL 4

                 APPROVAL OF A "MANAGER OF MANAGERS" ARRANGEMENT

    Shareholders of the Funds also are being asked to consider the approval of a "manager of mangers" arrangement for each of the Funds to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval where the sub-adviser is not affiliated with the Investment Adviser. The 1940 Act makes it unlawful for any person to act as an investment adviser (including a sub-adviser) to a fund except pursuant to a written contract that has been approved by the fund's board as well as shareholders. Therefore, the Investment Adviser is generally required to obtain shareholder approval prior to retaining a new sub-adviser, which can be costly.

    The Investment Adviser and certain affiliated funds have previously obtained an exemptive order from the U.S. Securities and Exchange Commission ("SEC"), pursuant to which the Investment Adviser may retain a new sub-adviser to manage a fund, or amend the terms of an existing sub-advisory agreement without prior shareholder approval, subject to certain conditions, including a requirement to send information to shareholders with respect to the appointment of a new sub-adviser (the "Manager of Managers Order"). In addition to the other conditions imposed by the Manager of Managers Order, before the arrangement may be relied upon for a Fund, shareholders of the Fund must approve the arrangement. Although no sub-advisers currently serve the Funds, because shareholder approval is being solicited for other proposals, you are being asked to approve the reliance by the Investment Adviser and the Funds on the Manager of Managers Order. If approved, the Manager of Managers Order would allow the Investment Adviser, subject to Board review and approval, to retain or replace sub-advisers without the delay and expenses associated with soliciting shareholder approval. Shareholders should note, however, that the Investment Adviser and the Board have no intent to make an extensive use of this arrangement for the Funds in the foreseeable future.

                                   PROPOSAL 5

  MONEY MARKET FUND ONLY--APPROVAL OF THE ELIMINATION OF THE FUND'S FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES

    Shareholders of the Rydex Series Funds U.S. Government Money Market Fund (the "Money Market Fund") also is being asked to consider the approval of the elimination of the Money Market Fund's current fundamental investment policies on investing in other investment companies. Under the 1940 Act, any change to a fundamental investment policy must be approved by shareholders of the fund. The 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Fund's current fundamental investment policy on investing in other investment companies is unnecessary. This proposal is motivated by the decision to change the Money Market Fund's investment strategies in order to invest in other investment companies when the Investment Adviser deems such an investment in the best interests of the Money Market Fund. The Money Market Fund's current policy restricts unnecessarily the Money Market Fund's ability to invest in other investment companies so the Investment Adviser proposed, and the Board agreed, to eliminate the Fund's policy on investing in other investment companies. Accordingly, Proposal 5 seeks approval of the elimination of the Money Market Fund's fundamental investment policy on investing in other investment companies in order to permit the Money Market Fund to invest in other investment companies. Proposal 5 is unrelated to Proposals 1 and 2. The Investment Adviser believes that it could be appropriate, when market conditions warrant, for the Money Market Fund to invest in other money market funds. The Investment Adviser also believes that this change could improve yield and could permit the Fund to have exposure to new attractive investment opportunities. The Money Market Fund will remain subject to strict regulatory requirements that apply to money market funds.

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
                  UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
         "FOR" THE APPROVAL OF THE NEW AGREEMENTS, "FOR" THE ELECTION OF
          EACH NOMINEE, "FOR" THE APPROVAL OF THE A MANAGER OF MANAGERS
            ARRANGEMENT AND "FOR" THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
            FOR EACH MONEY MARKET FUND. UNMARKED, PROPERLY SIGNED AND
                         DATED PROXIES WILL BE SO VOTED.

               PROPOSAL 1--THE APPROVAL OF NEW INVESTMENT ADVISORY
                      AGREEMENTS WITH RESPECT TO ALL FUNDS

    As discussed above, Proposal 1 relates to the approval by shareholders of the New Investment Advisory Agreements between the Investment Adviser and each of the Funds. You are being asked to vote separately on Proposal 1 solely with respect to the Fund(s) that you own. Forms of the New Investment Advisory Agreements are attached in Appendix B.

    The terms of the New Investment Advisory Agreements are substantially identical to those of the Current Investment Advisory Agreements, which were recently approved by shareholders, except with respect to the date of execution. Consequently, upon shareholder approval, the Investment Adviser will continue to render substantially the same services to the Funds under the New Investment Advisory Agreements that it currently renders to the Funds under the Current Investment Advisory Agreements.

    The Current Investment Advisory Agreements will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current Investment Advisory Agreements will terminate. If for any reason the Transaction does not occur, the Current Investment Advisory Agreements will not terminate and will remain in effect, and the New Investment Advisory Agreements will not be entered into, even if they have been approved by Fund shareholders.

                             THE INVESTMENT ADVISER

    Security Investors, LLC, which operates under the name Rydex Investments, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, and currently serves as investment adviser to the Funds pursuant to the Current Investment Advisory Agreements. Information regarding the Current Investment Advisory Agreements, including (a) the date of the agreements, (b) the date on which they were last approved by shareholders and (c) the rate of compensation to the Investment Adviser, is provided in Appendix C. If the New Investment Advisory Agreements are approved by shareholders, they will continue for an initial term of two years and for subsequent one-year terms so long as they are renewed annually in accordance with their terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and director(s) of the Investment Adviser is set forth in Appendix D. A list of the Trustees and officers of the Trusts who hold positions with the Investment Adviser also is set forth in Appendix D. In addition, set forth in Appendix E is a list of other registered investment companies with similar investment objectives as each Fund, for which the Investment Adviser acts as investment manager, adviser or sub-adviser. (As previously noted, the ownership structure of the Investment Adviser is set forth in Appendix A.)

            MATERIAL TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENTS

    The following summary of the New Investment Advisory Agreements summarizes the material terms of the New Investment Advisory Agreements and is qualified in its entirety by reference to the New Investment Advisory Agreements, a form of which is attached in Appendix B.

    DUTIES OF THE INVESTMENT ADVISER. Under the Current Investment Advisory Agreements and the New Investment Advisory Agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements"), the Investment Adviser is required to:

    o provide the Funds with investment research, advice and supervision and furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund;

    o determine, in its discretion and without prior consultation, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of each Trust's Declaration of Trust, By-Laws and registration statement on file with the SEC;

    o discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies, and limitations set forth in the Funds' prospectus(es) and applicable laws and regulations;

    o   vote any proxies for Fund securities;

    o provide the Trust, and any other agent designated by the Trust, with records concerning the Investment Adviser's activities which each Fund is required to maintain; and

    o provide other reports reasonably requested by the Trust's officers and Board concerning the Investment Adviser's discharge of the foregoing responsibilities.

    INDEMNITY OBLIGATION. Under the Advisory Agreements, the Investment
Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Investment Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' registration statement or any written guidelines or instruction provided in writing by the Board; (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code; or (c) the Investment Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the Advisory Agreements.

    TERM AND CONTINUANCE. Each Advisory Agreement provides that unless terminated as provided therein, the Advisory Agreement shall continue for an initial term of two years. Thereafter, the Advisory Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of the

Trustees or by a vote of the shareholders; and (b) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    Each Advisory Agreement may be terminated with respect to a Fund at any time without payment of any penalty, by a Fund upon the vote of either the Board or by a majority of the outstanding voting securities of the Fund. The Investment Adviser may also, by not more than sixty (60) days' nor less than thirty (30) days' written notice, terminate the Advisory Agreements. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

                       BOARD RECOMMENDATION ON PROPOSAL 1

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 1

             PROPOSAL 2--THE APPROVAL OF NEW SUB-ADVISORY AGREEMENT
                                WITH RESPECT TO:

                     LONG SHORT INTEREST RATE STRATEGY FUND

    As discussed above, Proposal 2 relates to the approval by shareholders of the New AIFS Agreement between the Investment Adviser and AIFS with respect to Long Short Interest Rate Strategy Fund. You are being asked to vote separately on Proposal 2 solely if you own the AIFS Fund. A form of the New AIFS Agreement is attached in Appendix F.

    The terms of the New AIFS Agreement are identical to those of the Current AIFS Agreement, except with respect to the date of execution. Consequently, upon shareholder approval, AIFS will continue to render substantially the same services to the AIFS Fund under the New AIFS Agreement that it currently renders to the AIFS Fund under the Current AIFS Agreement.

    The Current AIFS Agreement will remain in place until the completion of the Transaction, at which time, as a result of the change in the control of the Investment Adviser, the Current AIFS Agreement will terminate. Thereafter, subject to shareholder approval, the New AIFS Agreement will go into effect. If for some reason the Transaction does not occur, the Current AIFS Agreement will not automatically terminate and will remain in effect, and the New AIFS Agreement will not be entered into, even if it has been approved by Fund shareholders.

    The effectiveness of Proposal 2 is also contingent on the approval of Proposal 1 by shareholders of the AIFS Fund.

                             INFORMATION ABOUT AIFS

    American Independence Financial Services, LLC, located at 335 Madison Avenue, Mezzanine, New York, New York 10017, currently serves as sub-adviser to Long Short Interest Rate Strategy Fund pursuant to the Current AIFS Agreement. Information regarding the Current AIFS Agreement, including (a) the date of the agreement, (b) the date on which it was last approved by shareholders and (c) the rate of compensation to AIFS, is provided in Appendix G. If the New CLS Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

    Information regarding the name(s), address(es) and principal occupation(s) of the principal executive officer(s) and managing member(s) of AIFS is set forth in Appendix G. A list of the Trustees and officers of the Trust who hold positions with AIFS also is set forth in Appendix H. In addition, set forth in Appendix I is a list of other registered investment companies with similar investment objectives as the AIFS Fund, for which AIFS acts as investment manager, adviser or sub-adviser.

                MATERIAL TERMS OF THE AIFS SUB-ADVISORY AGREEMENT

    The following summary of the New AIFS Agreement between the Investment Adviser and AIFS summarizes its material terms and is qualified in its entirety by reference to such New AIFS Agreement, a form of which is attached in Appendix F.

    DUTIES OF AIFS. Under the Current AIFS Agreement and the New AIFS
Agreement, each between the Investment Adviser and AIFS (collectively, the "AIFS Sub-Advisory Agreements"), AIFS, subject to the supervision of the Investment Adviser and the Board, acts as research provider for and provides certain investment advice for the management of the assets of the AIFS Fund, all in accordance with the investment objective and policies of such Fund as reflected in the current prospectus and statement of additional information as may be adopted from time to time by the Board. In accordance with applicable requirements, AIFS will also maintain all books and records relating to the transactions it executes or that are otherwise required, and render to the Trust and the Investment Adviser such periodic and special reports at any time upon reasonable request.

    INDEMNITY OBLIGATION. The AIFS Sub-Advisory Agreements provide that AIFS shall indemnify the Investment Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of AIFS' willful misfeasance, bad faith or gross negligence, or the reckless disregard of its obligations and duties under the AIFS Sub-Advisory Agreements. The AIFS Sub-Advisory Agreements also provide that the Investment Adviser shall indemnify AIFS and its officers and members for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the AIFS' performance of its obligations hereunder, except where such liability or expense results from the AIFS' willful misfeasance, bad faith or gross negligence, or the reckless disregard of the its obligations and duties under the AIFS Sub-Advisory Agreements.

    TERM AND CONTINUANCE. Under their terms, the AIFS Sub-Advisory Agreements will remain in full force and effect for a period of up to two years from the date of their execution, and will continue thereafter as long as their continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the AIFS Fund, as well as by a majority of the Independent Trustees by vote cast in person at a meeting called for that purpose. However, the AIFS Sub-Advisory Agreements may be terminated with respect to the AIFS Fund, at any time without the payment of any penalty upon 30-60 days' written notice, either by the Investment Adviser or the Trust, or upon 60 days' written notice by AIFS. Additionally, each AIFS Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the corresponding Investment Advisory Agreement.

                       BOARD RECOMMENDATION ON PROPOSAL 2

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                     OF THE AIFS FUNDS VOTE "FOR" PROPOSAL 2

          PROPOSAL 3--THE APPROVAL OF THE ELECTION OF TRUSTEES FOR ALL
                                      FUNDS

    Proposal 3 relates to the election of Trustees for the Board. The Board proposes the election of the following nominees: Donald C. Cacciapaglia, Corey
A. Colehour, J. Kenneth Dalton, John O. Demaret, Richard M. Goldman, Werner E. Keller, Thomas F. Lydon, Patrick T. McCarville and Roger Somers. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for the life of a Trust or until retirement, removal, or their office is terminated pursuant to the Trusts' Declarations of Trust. A Trustee may be removed either by: (i) the vote or written consent of at least two-thirds of the Trustees prior to such removal or (ii) the vote or written consent of Shareholders owning at least than two-thirds of a Trust's outstanding shares.

    In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim's investment management business, and who is proposed serve on other boards in the Rydex|SGI family of funds, would be appropriate. If elected, Mr. Cacciapaglia would be an Interested Trustee due to the position he holds with Guggenheim Capital.

    The Board believes that it is in shareholders' best interest to have a Board that is composed entirely of elected trustees. The Board also believes that good governance practices involve having a majority of its members be Independent Trustees. If all of the nominees are elected, the Board will consist of seven trustees who are not considered to be "interested persons" of the Funds as defined in the 1940 Act and two trustees who are considered to be "interested persons" of the Funds as defined in the 1940 Act.

    The Trusts' Nominating Committee, which is responsible for identifying, evaluating and nominating individuals to serve as trustees of the Trusts, recommended that the Board expand in size to nine members, and include a trustee who is affiliated with the Investment Adviser's parent company, Guggenheim Capital. The Board considered the long-term ability of the Rydex|SGI family of funds to operate in an efficient and cohesive manner and determined that expanding the size of the Board to include a representative of the parent of the Investment Adviser would benefit the Funds. The Nominating Committee also considered Mr. Cacciapaglia's skills and background, and noted that his past and current experience in various aspects of banking and finance would make him a strong addition to the Board. At a meeting held on September 16, 2011, the Board approved the Nominating Committee's recommendation that the nine nominees stand for election.

                       INFORMATION REGARDING THE NOMINEES

    The following table lists the nominees for Trustee, including the current Trustees, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For the new Trustee nominee, the table shows the number of funds the nominee will oversee if elected. The fund complex consists of Rydex ETF Trust, Rydex Variable Trust, Rydex Series Funds, Rydex Dynamic Funds, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap

Growth Fund and SBL Fund. The mailing address of each nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                        POSITION(S) HELD WITH                                                 COMPLEX          OTHER
                         THE TRUSTS, TERM OF                                                  OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS         OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)              BY TRUSTEE   HELD BY TRUSTEE
AND AGE OF TRUSTEE          TIME SERVED                   DURING PAST 5 YEARS               OR NOMINEES     OR NOMINEES
--------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEES OR NOMINEES
--------------------------------------------------------------------------------------------------------------------------
Donald C.               Nominee                 Guggenheim Investments: President and           212       None
Cacciapaglia (60)*                              Chief Administrative Officer from February
                                                2010 to present

                                                Channel Capital Group Inc.: Chairman and
                                                CEO from April 2002 to February 2010

--------------------------------------------------------------------------------------------------------------------------
Richard M. Goldman      Trustee and President   Security Benefit Corporation: Senior Vice       212       None
(50)**                  from 2009 to present    President from March 2007 to present

                                                Security Benefit Asset Management
                                                Holdings, LLC: Chief Executive Officer
                                                from October 2010 to present

                                                Rydex Holdings, LLC: Chief Executive
                                                Officer & Manager from January 2009 to
                                                present

                                                Security Investors, LLC: President, CEO &
                                                Member Representative from August 2007
                                                to present

                                                Rydex Distributors, LLC: President, Chief
                                                Executive Officer and Manager from
                                                January 2009 to present

                                                Rydex Fund Services, LLC: Manager from
                                                July 2009 to present

                                                SBL Fund, Security Equity Fund, Security
                                                Income Fund, Security Large Cap Value
                                                Fund and Security Mid Cap Growth Fund:
                                                President from May 2008 to present

                                                First Security Benefit Life and Annuity
                                                Insurance Company of New York: Director
                                                from September 2007 to September 2010

                                                Rydex Advisors, LLC: Director and Chief
                                                Executive Officer from January 2009 to
                                                January 2010

                                                Rydex Advisors II, LLC: Director and Chief
                                                Executive Officer from January 2009 to
                                                January 2010
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                        POSITION(S) HELD WITH                                                 COMPLEX          OTHER
                         THE TRUSTS, TERM OF                                                  OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS         OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)              BY TRUSTEE   HELD BY TRUSTEE
AND AGE OF TRUSTEE          TIME SERVED                   DURING PAST 5 YEARS               OR NOMINEES     OR NOMINEES
--------------------------------------------------------------------------------------------------------------------------
                                                Security Global Investors, LLC: Manager
                                                and President from May 2007 to January
                                                2010

                                                Security Distributors, Inc.: Director from
                                                March 2007 to 2009

                                                R.M. Goldman Partner, LLC: Managing
                                                Member from February 2006 to February
                                                2007
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour     Rydex Series Funds:       Retired; President and Senior Vice              179       None
(65)                  Trustee from 1993 to      President of Schield Management Company
                      present; and Member       (registered investment adviser) from 2003
                      of the Audit and          to 2006
                      Governance and
                      Nominating
                      Committees from
                      1995 to present

                      Rydex Dynamic
                      Funds: Trustee and
                      Member of the Audit,
                      Governance and
                      Nominating
                      Committees from
                      1999 to present
-------------------------------------------------------------------------------------------------------------------------
J. Kenneth   Dalton   Rydex Series Funds:       Retired                                         179       Trustee of
(70)                  Trustee from 1995 to                                                                Epiphany Funds
                      present; Member of                                                                  since 2009
                      the Governance and
                      Nominating
                      Committees from
                      1995 to present;
                      Chairman of the Audit
                      Committee from 1997
                      to present; and
                      Member of the Risk
                      Oversight Committee
                      from 2010 to present

                      Rydex Dynamic
                      Funds: Trustee and
                      Member of the
                      Governance and
                      Nominating
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                        POSITION(S) HELD WITH                                                 COMPLEX          OTHER
                         THE TRUSTS, TERM OF                                                  OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS         OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)              BY TRUSTEE   HELD BY TRUSTEE
AND AGE OF TRUSTEE          TIME SERVED                   DURING PAST 5 YEARS               OR NOMINEES     OR NOMINEES
-------------------------------------------------------------------------------------------------------------------------
                      Committees from
                      1999 to present;
                      Chairman of the Audit
                      Committee from 2006
                      to present; and
                      Member of the Risk
                      Oversight Committee
                      from 2010 to present
-------------------------------------------------------------------------------------------------------------------------
John O. Demaret (71)  Rydex Series Funds:        Retired                                        179       None
                      Trustee from 1997 to
                      present; Chairman of
                      the Board from 2006
                      to present; Member of
                      the Audit Committee
                      from 1997 to present;
                      and Member of the
                      Risk Oversight
                      Committee from 2010
                      to present

                      Rydex Dynamic
                      Funds: Chairman of
                      the Board from 2006
                      to present; Trustee and
                      Member of the Audit
                      Committee from 1999
                      to present; and
                      Member of the Risk
                      Oversight Committee
                      from 2010 to present
-------------------------------------------------------------------------------------------------------------------------
Werner E. Keller (71) Rydex Series Funds:        Founder and President of Keller Partners,      179       None
                      Vice Chairman of the       LLC (registered investment adviser) from
                      Board of Trustees          2005 to present; and Retired from 2001 to
                      from 2010 to present;      2005
                      Trustee and Member
                      of the Audit and
                      Governance and
                      Nominating
                      Committees from
                      2005 to present and
                      Chairman and
                      Member of the Risk
                      Oversight Committee
                      from 2010 to present

                      Rydex Dynamic
                      Funds: Vice Chairman
                      of the Board of
                      Trustee from 2010 to
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                        POSITION(S) HELD WITH                                                 COMPLEX          OTHER
                         THE TRUSTS, TERM OF                                                  OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS         OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)              BY TRUSTEE   HELD BY TRUSTEE
AND AGE OF TRUSTEE          TIME SERVED                   DURING PAST 5 YEARS               OR NOMINEES     OR NOMINEES
-------------------------------------------------------------------------------------------------------------------------
                      present and Trustee
                      since 2005; Member
                      of the Audit,
                      Governance, and
                      Nominating
                      Committees from
                      2005 to present; and
                      Chairman and
                      Member of the Risk
                      Oversight Committee
                      from 2010 to present
-------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon       Rydex Series Funds:      President of Global Trends Investments         179       Board of
(51)                  Trustee and Member       (registered investment adviser) from 1996                Directors of US
                      of the Audit,            to present                                               Global Investors
                      Governance and                                                                    (GROW) since
                      Nominating                                                                        April 1995
                      Committees from
                      2005 to present

                      Rydex Dynamic
                      Funds: Trustee and
                      Member of the Audit,
                      Governance, and
                      Nominating
                      Committees from
                      2005 to present
-------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville Rydex Series Funds:      Retired. Chief Executive Officer of Par        179       None
(69)                  Trustee from 1997 to     Industries, Inc., d/b/a Par Leasing from
                      present; Chairman of     1977 to 2010
                      the Governance and
                      Nominating
                      Committees from
                      1997 to present; and
                      Member of the Audit
                      Committee from 1997
                      to present

                      Rydex Dynamic
                      Funds: Trustee,
                      Chairman of the
                      Governance and
                      Nominating
                      Committees and
                      Member of the Audit
                      Committee from 1999
                      to present
-------------------------------------------------------------------------------------------------------------------------
Roger Somers (67)     Rydex Series Funds:      Founder and Chief Executive Officer of         179       None
                      Trustee from 1993 to     Arrow Limousine from 1965 to present
                      present; and Member
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                              IN FUND
                        POSITION(S) HELD WITH                                                 COMPLEX          OTHER
                         THE TRUSTS, TERM OF                                                  OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS         OFFICE AND LENGTH OF            PRINCIPAL OCCUPATION(S)              BY TRUSTEE   HELD BY TRUSTEE
AND AGE OF TRUSTEE          TIME SERVED                   DURING PAST 5 YEARS               OR NOMINEES     OR NOMINEES
-------------------------------------------------------------------------------------------------------------------------
                      of the Audit and
                      Governance and
                      Nominating
                      Committees from
                      1995 to present

                      Rydex Dynamic
                      Funds: Trustee and
                      Member of the Audit,
                      Governance, and
                      Nominating
                      Committees from
                      1999 to present
-------------------------------------------------------------------------------------------------------------------------

* Mr. Cacciapaglia is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Investment Adviser's parent company.

** Mr. Goldman is an "interested" person of the Trust, as that term is defined in the 1940 Act by virtue of his affiliation with the Funds' Investment Adviser.

    The Chairman of the Board, John O. Demaret, is an Independent Trustee. The Trusts have determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trusts. The Trusts made this determination in consideration of, among other things, the fact that the Chairman of the Board is an Independent Trustee; the fact that only two of the proposed nominees are "interested persons" of the Trusts; the fact that the chairperson of each Committee of the Board is an Independent Trustee; the amount of assets under management in the Trusts; and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

 BOARD'S CONSIDERATION OF EACH NOMINEE'S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES
                                    OR SKILLS

    The Board has concluded that each of the nominees should serve on the Board because of his ability to review and understand information about the Trusts and the Funds provided to him by management; to identify and request other information he may deem relevant to the performance of his duties; to question management and other service providers regarding material factors bearing on the management and administration of the Funds; and to exercise his business judgment in a manner that serves the best interests of the Funds' shareholders. The Board has concluded that each of the nominees should serve as a Trustee based on his experience, qualifications, attributes and skills as described below.

    The Board has concluded that Donald C. Cacciapaglia should serve as Trustee because of his prior experience working in the investment banking and financial services industries. He is President and Chief Adminstrative Officer of Guggenheim's investment management business. Most recently he was chairman and CEO of Channel Capital Group Inc. and its subsidiary broker-dealer, Channel Capital Group LLC, an affiliate of Guggenheim Capital, from 2002 through 2010. From 1996 until 2002 when he joined Channel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Additionally, in 1998, he started PaineWebber's Private Equity Group and assumed responsibility for the coverage of leveraged buyout firms and the Investment Bank's Business Development Group. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston (1995-1996). From his experience as President and COO of Guggenheim, and from his prior work experience, Mr. Cacciapaglia has extensive knowledge of the financial services industry and mutual fund business.

    The Board has concluded that Richard M. Goldman should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2009 and his experience working in the financial services and mutual fund industries. Mr. Goldman has gained valuable knowledge and experience from holding multiple roles with Security Global Investors, LLC and Security Benefit Corporation. Mr. Goldman also serves as a director for First Security Benefit Life and Annuity Insurance Company of New York and previously served as a director of Security Distributors, Inc. Prior to working for Security Benefit, Mr. Goldman was the President and CEO of ForstmannLeff Associates, an investment management firm. From his experience as CEO of the Investment Adviser, as a Trustee, and from his prior work experience, Mr. Goldman has extensive knowledge of the financial services industry and mutual fund business.

    The Board has concluded that Corey A. Colehour should serve as Trustee because of the experience he has gained as a Trustee of each Trust and his prior experience working in the financial services industry. Mr. Colehour has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Colehour also has served as a member of the Audit, Nominating and Governance Committees of each Trust. In addition to his experience as a Trustee for the Funds and his extensive institutional knowledge of the fund complex, Mr. Colehour acquired valuable knowledge about the operations of a registered investment adviser in his role as President and Senior Vice-President of Schield Management Company, an SEC registered investment adviser. Mr. Colehour's significant tenure as a Trustee and his extensive knowledge of the financial services industry qualify Mr. Colehour to serve as Trustee.

    The Board has concluded that J. Kenneth Dalton should serve as Trustee because of his role as a Trustee of each Trust and his extensive knowledge of the banking and financial services industry. Mr. Dalton has served as a Trustee of Rydex Series Funds since 1995, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Dalton also has served as a member and Chairman of the Audit Committee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 2006, and Rydex ETF Trust since 2003; and as a member of the Nominating, Governance and Risk Oversight Committees of each Trust since 2005 and as a member of the Risk Oversight Committee since 2010. The expertise Mr. Dalton developed during his more than thirty years in the mortgage and banking industries, including positions as President of CRAM Mortgage Group, Inc. and as the founder of the Dalton Group, a mortgage banking consulting firm, serves as a valuable resource for the Board when evaluating certain of the Funds' investments and the conditions of the banking and mortgage industries in general, and complements the other Trustees' areas of expertise. Mr. Dalton's service as a trustee for another mutual fund company also provides invaluable experience and perspective to the Board and has contributed to Mr. Dalton's knowledge of the mutual fund business.

    The Board has concluded that John O. Demaret should serve as Trustee and Chairman of the Board because of the experience he has gained as a Trustee of each Trust and his experience as Chairman of the Board since 2006. Mr. Demaret has served as a Trustee of Rydex Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Demaret also has served as a member of the Audit and Risk Oversight Committees of each Trust. As Chairman of the Board, Mr. Demaret has experience working with all of the Trustees, Officers and management to effectively lead and communicate with the Board. In addition to his experience as a Trustee for the Rydex Funds, Mr. Demaret also was Founder and CEO of Health Costs Controls America and served as General Counsel of the Chicago Transit Authority, and as a senior partner in a private legal practice. Based on his prior work experience and his experience serving as a Trustee and Chairman of the Board, Mr. Demaret has extensive knowledge of the mutual fund business and financial services industry.

    The Board has concluded that Werner E. Keller, CFA should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior experience working in the financial services industry. Mr. Keller also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Keller has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition, Mr. Keller has served as the Chairman of the Risk Oversight Committee of each Trust since 2010. Mr. Keller serves as the Financial Expert of the Audit Committee. In addition to his experience as a Trustee for the Funds, Mr. Keller acquired understanding about the operations of a registered investment adviser during his tenure as Founder and President of Centurion Capital Management, an SEC-registered investor adviser. He also held the position of Director of Research for three NYSE member firms and taught courses in portfolio management and investment analysis at UCLA Extension. In addition, he has published several academic articles on quantitative investment topics. Mr. Keller's service as a Trustee for five years, specialized prior work experience, and knowledge of the financial services industry and mutual fund business qualify Mr. Keller to serve as a Trustee of the Funds.

    The Board has concluded that Thomas F. Lydon should serve as Trustee because of the experience he has gained as a Trustee of each Trust since 2005 and his prior work experience in the financial services industry. Mr. Lydon also served as a trustee of the Rydex Capital Partners Sphinx Fund from 2003 to 2007. Mr. Lydon has served as a member of the Audit, Governance and Nominating Committees of each Trust. In addition to his experience as a Trustee for the Funds, Mr. Lydon is currently President of Global Trends Investments, an SEC registered investment adviser, where he has served since 1996. Mr. Lydon has also served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee for five years, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

    The Board has concluded that Patrick T. McCarville should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. McCarville has served as a Trustee of Rydex
Series Funds since 1997, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. McCarville also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. McCarville contributes a wealth of business and management experience to the Board having founded Par Industries, Inc., a well-established equipment leasing business, and serving as its Chief Executive Officer for more than thirty years. Mr. McCarville continues to be active in the manufacturing industry and serves as a Director of Tomco Equipment Co., a manufacturer of cylinders for CO2 distribution. Based on his extensive business experience and experience serving as a Trustee, Mr. McCarville has extensive knowledge of the financial services industry.

    The Board has concluded that Roger Somers should serve as Trustee because of the experience and institutional knowledge he has gained in his role as Trustee of each Trust. Mr. Somers has served as a Trustee of Rydex Series Funds since 1993, Rydex Variable Trust since 1998, Rydex Dynamic Funds since 1999, and Rydex ETF Trust since 2003. Mr. Somers also has served as a member of the Audit, Governance and Nominating Committees of each Trust. Mr. Somers has extensive business experience as the founder and president of a transportation company. Due to his business experience and experience serving as a Trustee, Mr. Somers is very knowledgeable about the financial services industry.

    If the nominees are elected, Mr. Demaret would remain the Chairman of the Board.

                         PRINCIPAL OFFICERS OF THE FUNDS

    Officers of the Funds are appointed by the Board and serve at the pleasure of the Board. The following table shows information about the principal officers, including their ages, their positions with the Trust and their principal occupations during the past five years. The mailing address of each officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850. Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS
                     POSITION(S) HELD WITH                                                                 IN FUND
   NAME, ADDRESS       THE TRUST, TERM OF                                                                  COMPLEX
     AND AGE OF      OFFICE AND LENGTH OF                      PRINCIPAL OCCUPATION(S)                    OVERSEEN
   TRUSTEE/OFFICER        TIME SERVED                           DURING PAST 5 YEARS                       BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
Richard M. Goldman   President from 2009 to   Current: Senior Vice President, Security Benefit               212
(50)                 present                  Corporation; CEO, Security Benefit Asset Management
                                              Holdings, LLC; CEO, President & Manager
                                              Representative, Security Investors, LLC; CEO & Manager,
                                              Rydex Holdings, LLC; CEO, President, & Manager,
                                              Rydex Distributors, LLC; Manager, Rydex Fund Services,
                                              LLC; and President & Trustee, Rydex Series Funds, Rydex
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                        NUMBER OF
                                                                                                        PORTFOLIOS
                    POSITION(S) HELD WITH                                                                IN FUND
  NAME, ADDRESS      THE TRUST, TERM OF                                                                  COMPLEX
    AND AGE OF      OFFICE AND LENGTH OF                    PRINCIPAL OCCUPATION(S)                     OVERSEEN
  TRUSTEE/OFFICER       TIME SERVED                           DURING PAST 5 YEARS                       BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                                            ETF Trust, Rydex Dynamic Funds and Rydex Variable Trust

                                            Previous: Director, First Security Benefit Life Insurance
                                            Company (2007-2010); President & Director, Security
                                            Global Investors (2010-2011); CEO & Director, Rydex
                                            Advisors, LLC & Rydex Advisor II, LLC (2010); Director,
                                            Security Distributors, Inc. (2007-2009); and Managing
                                            Member, RM Goldman Partners, LLC (2006-2007).
-----------------------------------------------------------------------------------------------------------------------
Michael P. Byrum    Rydex Series Funds:     Current: President, Security Benefit Asset Management          179
(41)                Vice President from     Holdings, LLC; Senior Vice President, Security Investors,
                    1999 to present;        LLC; President & Chief Investment Officer, Rydex
                    Trustee from 2005 to    Holdings, LLC; Director & Chairman of the Board,
                    2009                    Advisor Research Center, Inc.; and Manager, Rydex
                                            Specialized Products, LLC.
                    Rydex Dynamic
                    Funds: Vice President   Previous: Rydex Distributors, LLC (f/k/a Rydex
                    from 2005 to present;   Distributors, Inc.), Vice President (2009); Rydex Fund
                    Trustee from 2005 to    Services, LLC, Director (2009-2010), Secretary (2002-
                    2009                    2010), Executive Vice President (2002-2006); Rydex
                                            Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director
                                            (2008-2010), Chief Investment Officer (2006-2010),
                                            President (2004-2010); Secretary (2002-2010); Rydex
                                            Advisors II, LLC (f/k/a PADCO Advisors II, Inc.),
                                            Director (2008-2010), Chief Investment Officer (2006-
                                            2010), President (2004-2010), Secretary (2002-2010);
                                            Rydex Capital Partners, LLC, (President & Secretary
                                            2003-2007); Rydex Capital Partners II, LLC, (2003-2007);
                                            Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.),
                                            Secretary 2005-2008), Executive Vice President (2005-
                                            2006); Advisor Research Center, Inc., Secretary (2006-
                                            2009), Executive Vice President (2006); and Rydex
                                            Specialized Products, LLC, Secretary (2005-2008).
-----------------------------------------------------------------------------------------------------------------------
Nick Bonos (47)     Rydex Series Funds:     Current: Senior Vice President, Security Investors, LLC;       179
                    Vice President and      Chief Executive Officer & Manager, Rydex Specialized
                    Treasurer from 2003     Products, LLC; Chief Executive Officer & President,
                    to present.             Rydex Fund Services, LLC; Vice President, Rydex
                                            Holdings, LLC; Treasurer, SBL Fund; Security Equity
                    Rydex Dynamic           Fund; Security Income Fund; Security Large Cap Value
                    Funds: Vice President   Fund & Security Mid Cap Growth Fund; and Vice
                    and Treasurer from      President, Security Benefit Asset Management Holdings,
                    2003 to present         LLC.

                                            Previous: Security Global Investors, LLC, Senior Vice
                                            President (2010-2011); Rydex Advisors, LLC (f/k/a
                                            PADCO Advisors, Inc.) Senior Vice President (2006-
                                            2011); Rydex Fund Services, LLC (f/k/a Rydex Fund
                                            Services, Inc.), Director (2009) & Senior Vice President
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                                                            PORTFOLIOS
                      POSITION(S) HELD WITH                                                                  IN FUND
  NAME, ADDRESS         THE TRUST, TERM OF                                                                   COMPLEX
    AND AGE OF         OFFICE AND LENGTH OF                     PRINCIPAL OCCUPATION(S)                     OVERSEEN
  TRUSTEE/OFFICER          TIME SERVED                            DURING PAST 5 YEARS                      BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                                                (2003-2006); and Rydex Specialized Products, LLC, Chief
                                                Financial Officer (2005-2009).
-----------------------------------------------------------------------------------------------------------------------

Joanna M. Haigney     Rydex Series Funds:       Current: Chief Compliance Officer & Secretary, SBL             179
(44)                  Chief Compliance          Fund; Security Equity Fund; Security Income Fund;
                      Officer from 2004 to      Security Large Cap Value Fund & Security Mid Cap
                      present; and Secretary    Growth Fund; Vice President, Rydex Holdings, LLC; Vice
                      from 2000 to present.     President, Security Benefit Asset Management Holdings,
                                                LLC; and Senior Vice President & Chief Compliance
                      Rydex Dynamic             Officer, Security Investors, LLC
                      Funds: Chief
                      Compliance Officer        Previous: Security Global Investors, LLC, Senior Vice
                      from 2004 to present;     President (2010-2011); Rydex Advisors, LLC (f/k/a
                      and Secretary from        PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a
                      2000 to present           PADCO Advisors II, Inc.), Chief Compliance Officer and
                                                Senior Vice President (2010-2011); Rydex Capital Partners
                                                I, LLC & Rydex Capital Partners II, LLC, Chief
                                                Compliance Officer (2006-2007); and Rydex Fund
                                                Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice
                                                President (2001-2006).
-----------------------------------------------------------------------------------------------------------------------
Joseph Arruda (44)    Rydex Series Funds:       Current: Assistant Treasurer, SBL Fund; Security Equity        179
                      Assistant Treasurer       Fund; Security Income Fund; Security Large Cap Value
                      from 2006 to present.     Fund & Security Mid Cap Growth Fund; Vice President,
                                                Security Investors, LLC; and Chief Financial Officer &
                      Rydex Dynamic             Manager, Rydex Specialized Products, LLC.
                      Funds: Assistant
                      Treasurer from 2006       Previous: Security Global Investors, LLC, Vice President
                      to present                (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO
                                                Advisors, Inc.) & Rydex Advisors II, LLC (f/ka/ PADCO
                                                Advisors II, Inc.), Vice President (2004-2011).

-----------------------------------------------------------------------------------------------------------------------
Keith Fletcher (53)   Rydex Series Funds:       Current: Senior Vice President, Security Investors, LLC;       179
                      Vice President from       Vice President, Rydex Holdings, LLC; Vice President,
                      2009 to present           Rydex Specialized Products, LLC; Vice President, Rydex
                                                Distributors, LLC; Vice President, Rydex Fund Services,
                      Rydex Dynamic             LLC; Vice President and Director, Advisor Research
                      Funds: Vice President     Center, Inc.; and Vice President, SBL Fund; Security
                      from 2009 to present      Equity Fund; Security Income Fund; Security Large Cap
                                                Value Fund & Security Mid Cap Growth Fund.

                                                Previous: Security Global Investors, LLC, Vice President
                                                (2010-2011); Rydex Advisors, LLC (f/k/a/ PADCO
                                                Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO
                                                Advisors II, Inc.), Vice President (2009-2011); Lyster
                                                Watson and Company, Managing Director (2007-2008);
                                                and Fletcher Financial Group, Inc., Chief Executive
                                                Officer (2004-2007).
-----------------------------------------------------------------------------------------------------------------------
Amy Lee (50)          Rydex Series Funds:       Current: Senior Vice President & Secretary, Security           179
                      Vice President and        Investors, LLC; Secretary & Chief Compliance Officer,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                            NUMBER OF
                                                                                                           PORTFOLIOS
                      POSITION(S) HELD WITH                                                                 IN FUND
  NAME, ADDRESS         THE TRUST, TERM OF                                                                  COMPLEX
    AND AGE OF        OFFICE AND LENGTH OF                     PRINCIPAL OCCUPATION(S)                     OVERSEEN
  TRUSTEE/OFFICER          TIME SERVED                           DURING PAST 5 YEARS                       BY OFFICER
-----------------------------------------------------------------------------------------------------------------------
                      Assistant Secretary       Security Distributors, Inc.; Vice President, Associate
                      from 2009 to present      General Counsel & Assistant Secretary, Security Benefit
                      Rydex Dynamic             Life Insurance Company and Security Benefit Corporation;
                      Funds: Vice Present       Associate General Counsel, First Security Benefit Life
                      and Assistant             Insurance and Annuity of New York; Vice President &
                      Secretary from 2009 to    Secretary, SBL Fund; Security Equity Fund; Security
                      present                   Income Fund; Security Large Cap Value Fund & Security
                                                Mid Cap Growth Fund; Vice President & Secretary, Rydex
                                                Holdings, LLC Secretary, Advisor Research Center, Inc.,
                                                Rydex Specialized Products, LLC, Rydex Distributors,
                                                LLC and Rydex Fund Services, LLC; and Assistant
                                                Secretary, Security Benefit Clinic and Hospital

                                                Previous: Security Global Investors, LLC, Senior Vice
                                                President & Secretary (2007-2011); Rydex Advisors, LLC
                                                (f/k/a/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC
                                                (f/k/a PADCO Advisors II, Inc.), Senior Vice President &
                                                Secretary (2010-2011); and Brecek & Young Advisors,
                                                Inc., Director (2004-2008).
-----------------------------------------------------------------------------------------------------------------------

                      NOMINEE OWNERSHIP OF PORTFOLIO SHARES

The following table shows the dollar amount range of each Nominee's beneficial ownership of shares of the Funds and all Funds that the nominee would oversee in the family of funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      AGGREGATE DOLLAR
                                                                                                    RANGE OF SHARES IN ALL
                                                                              DOLLAR RANGE OF        FUNDS OVERSEEN BY
         NAME                               FUND NAME                         FUND SHARES (1)           NOMINEE (1,2)
-----------------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED NOMINEES
-----------------------------------------------------------------------------------------------------------------------------
Donald C. Cacciapaglia                         None                                 None                      None
-----------------------------------------------------------------------------------------------------------------------------
Richard Goldman                                None                                 None                      None
-----------------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT NOMINEES
-----------------------------------------------------------------------------------------------------------------------------
Corey A. Colehour          Rydex Series Funds--Managed Futures Strategy         $1 - $10,000            $50,001 - $100,000
                                                Fund
                         ------------------------------------------------------------------------
                           Rydex Series Funds--Long/Short Commodities         $10,001 - $50,000
                                           Strategy Fund
                         ------------------------------------------------------------------------
                          Rydex Series Funds--U.S. Long Short Momentum          $1 - $10,000
                                                Fund
                         ------------------------------------------------------------------------
                          Rydex Series Funds--All-Asset Moderate Strategy     $10,001 - 50,000
                                                Fund
-----------------------------------------------------------------------------------------------------------------------------
J. Kenneth Dalton          Rydex Series Funds--U.S. Government Money          $10,001 - $50,000         $10,001 - $50,000
                                           Market Fund
-----------------------------------------------------------------------------------------------------------------------------
John O. Demaret                  Rydex Series Funds--Energy Fund              $10,001 - $50,000           Over $100,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      AGGREGATE DOLLAR
                                                                                                    RANGE OF SHARES IN ALL
                                                                               DOLLAR RANGE OF       FUNDS OVERSEEN BY
          NAME                               FUND NAME                          FUND SHARES (1)         NOMINEE (1,2)
-----------------------------------------------------------------------------------------------------------------------------
                          Rydex Series Funds--Financial Services Fund      $50,001 - $100,000
                         ------------------------------------------------------------------------
                               Rydex Series Funds--Utilities Fund            $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------
Thomas F. Lydon, Jr.                           None                                 None                     None
-----------------------------------------------------------------------------------------------------------------------------
Werner E. Keller          Rydex Dynamic Funds--NASDAQ(R) 2x Strategy             $1 - $10,000            Over $100,000
                                                Fund
                         ------------------------------------------------------------------------
                              Rydex Dynamic Funds--Russell 2000(R) 2x            $1 - $10,000
                                            Strategy Fund
                         ------------------------------------------------------------------------
                            Rydex Series Funds--U.S. Government Money           Over $100,000
                                            Market Fund
-----------------------------------------------------------------------------------------------------------------------------
Patrick T. McCarville              Rydex Series Funds--Nova Fund               $10,001 - $50,000      $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------------------------
                           Rydex Series Funds--U.S. Long Short Momentum       $50,001 - $100,000
                                                 Fund
                         ------------------------------------------------------------------------
Roger J. Somers            Rydex Dynamic Funds--NASDAQ(R) 2x Strategy         $50,001 - $100,000         Over $100,000
                                                 Fund
                         ------------------------------------------------------------------------
                             Rydex Dynamic Funds--NASDAQ-100(R) 2x
                                            Strategy Fund                     $50,001 - $100,000
                         ------------------------------------------------------------------------
                           Rydex Series Funds--Commodities Strategy Fund       $10,001 - $50,000
                         ------------------------------------------------------------------------
                           Rydex Series Funds--Russell 2000(R) 1.5x Strategy
                                                 Fund                         $50,001 - $100,000
                         ------------------------------------------------------------------------
                           Rydex Series Funds--Mid-Cap 1.5x Strategy Fund       Over $100,000
                         ------------------------------------------------------------------------
                                   Rydex Series Funds--Nova Fund              $50,001 - $100,000
                         ------------------------------------------------------------------------
                                  Rydex Series Funds--Energy Fund             $50,001 - $100,000
                         ------------------------------------------------------------------------
                            Rydex Series Funds--Financial Services Fund       $50,001 - $100,000
                         ------------------------------------------------------------------------
                              Rydex Series Funds--Basic Materials Fund        $50,001 - $100,000
                         ------------------------------------------------------------------------
                             Rydex Series Funds--Energy Services Fund           Over $100,000
                         ------------------------------------------------------------------------
                             Rydex Series Funds--S&P MidCap 400 Pure
                                            Growth Fund                        $10,001 - $50,000
                         ------------------------------------------------------------------------
                           Rydex Series Funds--U.S. Long Short Momentum
                                                 Fund                          $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------------

1   Information provided is as of December 31, 2010.

2 Includes the Trust, Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic Funds, Security Equity Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, Security Income Fund and SBL Fund, as applicable.

    None of the nominees who would be Independent Trustees or their immediate family members had any interest in the Investment Adviser or Distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Nominee's spouse, children residing the in the Nominee's household and dependents of the Nominee.

    As of October 3, 2011, the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund, except as listed in Appendix L.

                               BOARD COMPENSATION

    The following table sets forth compensation paid by Rydex Dynamic Funds for the fiscal year ended December 31, 2010.

---------------------------------------------------------------------------------------------------------
                                                    PENSION OR
                                                    RETIREMENT           ESTIMATED            TOTAL
                               AGGREGATE         BENEFITS ACCRUED          ANNUAL          COMPENSATION
                              COMPENSATION       AS PART OF TRUST'S     BENEFITS UPON       FROM FUND
     NAME OF TRUSTEE           FROM FUNDS            EXPENSES            RETIREMENT         COMPLEX *
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------
Richard Goldman**                 $0                    $0                   $0                $0
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
Corey A. Colehour                $9,900                 $0                   $0              $162,000
---------------------------------------------------------------------------------------------------------
J. Kenneth Dalton               $10,600                 $0                   $0              $174,000
---------------------------------------------------------------------------------------------------------
John O. Demaret                 $12,300                 $0                   $0              $202,000
---------------------------------------------------------------------------------------------------------
Werner E. Keller                 $9,900                 $0                   $0              $163,500
---------------------------------------------------------------------------------------------------------
Thomas F. Lydon                  $9,800                 $0                   $0              $161,000
---------------------------------------------------------------------------------------------------------
Patrick T. McCarville           $10,200                 $0                   $0              $168,000
---------------------------------------------------------------------------------------------------------
Roger J. Somers                  $9,900                 $0                   $0              $162,000
---------------------------------------------------------------------------------------------------------

*   Represents total compensation for service as Trustee of Rydex ETF
    Trust, Rydex Series Funds, Rydex Variable Trust and Rydex Dynamic Funds.

** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

    With respect to Long/Short Commodities Strategy Fund, Managed Futures Strategy Fund, Multi-Hedge Strategies Fund and Commodities Strategy Fund, the following table sets forth compensation paid by Rydex Series Funds for the fiscal year ended December 31, 2010.

---------------------------------------------------------------------------------------------------------
                                                    PENSION OR
                                                    RETIREMENT           ESTIMATED            TOTAL
                               AGGREGATE         BENEFITS ACCRUED          ANNUAL          COMPENSATION
                              COMPENSATION       AS PART OF TRUST'S     BENEFITS UPON       FROM FUND
     NAME OF TRUSTEE           FROM FUNDS            EXPENSES            RETIREMENT         COMPLEX *
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
Richard Goldman**                 $0                    $0                   $0                 $0
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
Corey A. Colehour               $6,153                  $0                   $0              $162,000
---------------------------------------------------------------------------------------------------------
J. Kenneth Dalton               $6,633                  $0                   $0              $174,000
---------------------------------------------------------------------------------------------------------
John O. Demaret                 $7,680                  $0                   $0              $202,000
---------------------------------------------------------------------------------------------------------
Werner E. Keller                $6,220                  $0                   $0              $163,500
---------------------------------------------------------------------------------------------------------
Thomas F. Lydon                 $6,113                  $0                   $0              $161,000
---------------------------------------------------------------------------------------------------------
Patrick T. McCarville           $6,407                  $0                   $0              $168,000
---------------------------------------------------------------------------------------------------------
Roger J. Somers                 $6,153                  $0                   $0              $162,000
---------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

    With respect to all other series of Rydex Series Funds, the following table sets forth compensation paid by Rydex Series Funds for the fiscal year ended March 31, 2011.

---------------------------------------------------------------------------------------------------------
                                                    PENSION OR
                                                    RETIREMENT           ESTIMATED            TOTAL
                               AGGREGATE         BENEFITS ACCRUED          ANNUAL          COMPENSATION
                              COMPENSATION       AS PART OF TRUST'S     BENEFITS UPON       FROM FUND
     NAME OF TRUSTEE           FROM FUNDS            EXPENSES            RETIREMENT         COMPLEX *
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------
Richard Goldman**                 $0                    $0                   $0                 $0
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------
Corey A. Colehour               $76,438                 $0                   $0              $147,000
---------------------------------------------------------------------------------------------------------
J. Kenneth Dalton               $82,862                                                      $159,000
---------------------------------------------------------------------------------------------------------
John O. Demaret                 $97,200                 $0                   $0              $187,000
---------------------------------------------------------------------------------------------------------
Werner E. Keller                $78,114                 $0                   $0              $150,000
---------------------------------------------------------------------------------------------------------
Thomas F. Lydon                 $76,438                 $0                   $0              $147,000
---------------------------------------------------------------------------------------------------------
Patrick T. McCarville           $79,790                 $0                   $0              $153,000
---------------------------------------------------------------------------------------------------------
Roger J. Somers                 $76,438                 $0                   $0              $147,000
---------------------------------------------------------------------------------------------------------

* Represents total compensation for service as Trustee of Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust.

** Mr. Goldman is an Interested Trustee, as that term is defined in the 1940 Act by virtue of his affiliation with the Advisor. He does not receive compensation from the Funds.

                      COMMITTEES AND MEETINGS OF THE BOARD

    The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trusts' business. The Board held 4 regular meetings, and 2 special meetings, during the Trusts' most recent fiscal year. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Trusts currently do not have a policy with respect to Trustees' attendance at shareholder meetings. Shareholders wishing to communicate with the Board or individual directors should send such correspondence to the Board at the Trust's offices. Shareholder communications will be sent directly to the applicable Board member(s). The Board has established the following standing committees:

    AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the non-interested trustees of the Trusts. The Audit Committee operates pursuant to a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trusts' independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm's compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm's opinion, any related management letter, management's responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trusts' service providers that are material to the Trusts as a whole, and management's responses to any such reports; reviewing the Trusts' audited financial statements and considering any significant disputes between the Trusts' management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trusts' senior internal accounting executive, the independent registered public accounting firm's report on the adequacy of the Trusts' internal financial controls; reviewing, in consultation with the Trusts' independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when auditing the Trusts' financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, Keller, Lydon, McCarville and Somers serve as members of the Audit Committee. The Audit Committee met four times in the most recently completed fiscal year.

    GOVERNANCE COMMITTEE. The Board has a standing Governance Committee that operates under a written charter approved by the Board. The role of the Governance Committee is to assist the Board in assuring the effective governance of the Trusts, including: (i) monitoring and making recommendations regarding committees of the Board, including the responsibilities of those committees as reflected in written committee charters, and committee assignments; (ii) making recommendations regarding the term limits and retirement policies applicable to the Independent Trustees of the Trusts; (iii) considering and making recommendations to the Board concerning the compensation of the Independent Trustees, the Independent Chairman of the Board, including any special compensation for serving as chairman of a member of a committee of the Board, and expense reimbursement policies applicable to the Independent Trustees; (iv) periodically reviewing and making recommendations regarding the size and composition of the Board, including recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with special knowledge, skill sets or backgrounds to the Board; (v) overseeing the orientation and education processes for new Independent Trustees and continuing education of incumbent Independent Trustees; (vi) monitoring the independence and performance of legal counsel to the Independent Trustees and making recommendations to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees; (vii) overseeing the process regarding the Board's periodic self-assessments and making recommendations to the Board concerning that process; and (viii) making recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts. Messrs. Keller, Lydon, and McCarville serve as members of the Governance Committee. For the most recently completed fiscal year, the Governance Committee met once.

    NOMINATING COMMITTEE. The Board has a separate standing Nominating Committee that operates under a written charter approved by the Board, attached hereto as Appendix M. The role of the Nominating Committee is to identify, evaluate and nominate individuals to serve as trustees of the Trusts including, shareholder recommendations for nominations to fill vacancies on the Board. The Nominating Committee does not currently have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Board members. Messrs. Keller, Lydon, and McCarville serve as members of the Nominating Committee. For the most recently completed fiscal year, the Nominating Committee met once. Additional information regarding the Nominating Committee may be found in the charter of the Nominating Committee.

    RISK OVERSIGHT COMMITTEE. The Board has a separate standing Risk Oversight Committee that operates under a written charter approved by the Board. The role of the Risk Oversight Committee is to assist the Board in fulfilling its responsibility to oversee risk management activities applicable to the Funds, including systems failure, disaster recovery, business continuity and other operational risks; counterparty credit, liquidity, valuation, leverage and other market and investment risks; and legal and compliance risks. Messrs. Demaret, Keller, and Dalton, serve as members of the Risk Oversight Committee. For the most recently completed fiscal year, the Risk Oversight Committee met three times.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The firm of Ernst & Young LLP ("Ernst & Young") has been selected as independent auditors of the Trusts for the current fiscal year. Ernst & Young has confirmed to the Audit Committee that they are independent auditors with respect to the Trusts. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

    Certain information concerning the fees and services provided by Ernst & Young to the Trusts and to the Investment Adviser and its affiliates for the two most recently completed fiscal years of the Trusts is provided below. The Audit Committee is responsible for the engagement, compensation, and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and makes a determination with respect to Ernst & Young's independence each year. For the two most recent fiscal years for each if the Funds, none of the services provided to the Trusts or described under "Audit-Related Fees," "Tax Fees," and "All Other Fees" were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements.

    The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to the Trusts during the two most recent fiscal years.

----------------------------------------------------------------------------------------
                       RYDEX DYNAMIC             RYDEX SERIES           RYDEX SERIES
                           FUNDS                   FUNDS--           FUNDS--ALL OTHER
                                                  LONG/SHORT             FUNDS
                                                 COMMODITIES
                                              STRATEGY, MANAGED
                                               FUTURES STRATEGY,
                                                 MULTI-HEDGE
                                                STRATEGIES AND
                                                 COMMODITIES
                                                STRATEGY FUNDS
----------------------------------------------------------------------------------------
 AUDIT FEES           12/31/10: $146,000     12/31/10: $71,123      3/31/11: $960,156
                      12/31/09: $150,000     12/31/09: $80,155      3/31/11: $935,845
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
 AUDIT-RELATED FEES   12/31/10: $2,961       12/31/10: $1,480       3/31/11: $20,899
                      12/31/09: $5,000       12/31/09: $2,500       3/31/11: $31,875
----------------------------------------------------------------------------------------

 TAX FEES             12/31/10: $0           12/31/10: $0           3/31/11: $0
                      12/31/09: $0           12/31/09: $0           3/31/11: $0
----------------------------------------------------------------------------------------
 ALL OTHER FEES       12/31/10: $0           12/31/10: $0           3/31/11: $0
                      12/31/09: $0           12/31/09: $0           3/31/11: $0
----------------------------------------------------------------------------------------
 AGGREGATE NON-       12/31/10: $0           12/31/10: $3,241       3/31/11: $43,759
 Audit Fees           12/31/09: $0           12/31/09: $5,172       3/31/11: $69,828
----------------------------------------------------------------------------------------

    AUDIT FEES. The aggregate fees billed by Ernst & Young for audit of the annual financial statements in connection with statutory and regulatory filings.

    AUDIT-RELATED FEES. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of the Trust's financial statements (and not reported above).

    TAX FEES. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance.

    ALL OTHER FEES. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

    AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Ernst & Young's independence.

                       BOARD RECOMMENDATION ON PROPOSAL 3

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                    SHAREHOLDERS OF THE FUNDS VOTE "FOR" THE
                            ELECTION OF EACH NOMINEE

               PROPOSAL 4--THE APPROVAL OF A "MANAGER OF MANAGERS"
                      ARRANGEMENT WITH RESPECT TO ALL FUNDS

    The Board has approved a "manager of managers" arrangement for the Funds and voted to recommend its approval to the Fund's shareholders. The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of a fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement must also be presented for approval by a fund's shareholders under the 1940 Act. The SEC has previously issued an order permitting the Investment Adviser, for a fund for which it serves as investment adviser, to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement with an unaffiliated sub-adviser, subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval (the "Manager of Managers Order").

    Each Fund may rely upon the Manager of Managers Order only if, among other things, the Fund's shareholders have approved the arrangement. Shareholders of each Fund are therefore being asked to approve the manager of managers arrangement to permit the Investment Adviser, subject to prior approval by the Board, to retain sub-advisers or amend the terms of an existing sub-advisory agreement without approval by shareholders. The manager of managers arrangement has previously been implemented by other funds managed by the Investment Adviser.

                        "MANAGER OF MANAGERS" ARRANGEMENT

    On January 12, 2000, the SEC issued the Manager of Managers Order permitting the Investment Adviser, with the approval of the Board, to enter into or materially modify sub- advisory agreements with unaffiliated sub-advisers without requiring shareholder approval. The Investment Adviser anticipates that this relief would benefit shareholders to the extent that it will give the Investment Adviser additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements with unaffiliated sub-advisers when needed, and to avoid expensive proxy solicitations. The Fund would obtain shareholder approval of a sub-advisory agreement (or a material amendment thereto) with a sub-adviser considered to be an "affiliated person," as defined in the 1940 Act, of the Fund or the Investment Adviser, other than by reason of serving as a sub-adviser to the Fund.

    The Investment Adviser believes that the Manager of Managers Order would enable the Funds to operate with greater efficiency by allowing the Investment Adviser to employ sub-advisers best suited to the needs of a Fund, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or material amendments to sub-advisory agreements with sub-advisers that are not affiliated with the Investment Adviser.

    The Investment Adviser provides management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund. If the proposal is approved, the Investment Adviser, subject to the review and approval by the Board, would, in connection with the appointment of an investment sub-adviser for a Fund: (a) set the Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-adviser(s); (d) monitor and evaluate the investment performance of the Fund's sub-adviser(s); and (e) implement procedures reasonably designed to ensure that the Fund's sub-adviser(s) comply with the relevant Fund's investment objectives, policies, and restrictions.

                       CONDITIONS OF THE EXEMPTIVE RELIEF

    Under the terms of the Manager of Managers Order, the Investment Adviser and the Funds are, and would continue to be, subject to several conditions imposed by the SEC. In addition, the Board and the Investment Adviser would not be able to enter into or materially amend a sub-advisory agreement with an affiliated sub-adviser without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

    In order to rely on the Manager of Managers Order, a majority of the Board must consist of Independent Trustees, and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. In addition, within 90 days of the appointment of any new sub-adviser, the Investment Adviser is required to provide the Fund's shareholders with all information about the new sub-adviser that would be included in a proxy statement, including any changes caused by the addition of the new sub-adviser. A Fund relying on the Manager of Managers Order must disclose in its prospectus the existence, substance and effect of the Manager of Managers Order and must prominently disclose that the Investment Adviser has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

    If shareholders of a Fund do not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of a sub-adviser of the Fund or any material changes to a sub-advisory agreement.

    BOARD CONSIDERATIONS IN APPROVING THE "MANAGER OF MANAGERS" ARRANGEMENT

    In determining whether to approve a "manager of managers" arrangement for the Funds and to recommend approval of such arrangements to shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Investment Adviser.

    The Board noted that it would continue to review and approve each sub-adviser selected by the Investment Adviser under the manager of managers arrangement, and would evaluate and consider for approval all new or amended sub-advisory agreements. The Board also considered that shareholder approval of Proposal 4 would not result in changes to the investment advisory fees paid by a Fund to the Investment Adviser. The Board also noted that fees paid to a sub-adviser would be negotiated between the Investment Adviser and the sub-adviser, subject to Board approval, and that any increase in the investment advisory fee paid to the Investment Adviser by the Fund pursuant to the investment advisory agreement would continue to require shareholder approval.

    The Board concluded that it is appropriate and in the interests of the Fund's shareholders to provide the Investment Adviser and the Board with maximum flexibility to enter into or materially modify sub-advisory agreements without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently.

                       BOARD RECOMMENDATION ON PROPOSAL 4

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                 SHAREHOLDERS OF THE FUNDS VOTE "FOR" PROPOSAL 4

         PROPOSAL 5--THE APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL
          INVESTMENT POLICY ON INVESTING IN OTHER INVESTMENT COMPANIES
                      WITH RESPECT TO THE MONEY MARKET FUND

    Proposal 5 relates to the elimination of the fundamental investment policy on investing in other investment companies for the Money Market Fund. The 1940 Act requires that each fund adopt "fundamental" investment policies with respect to several types of activities. However, the 1940 Act does not require that a fund adopt a fundamental investment policy on investing in other investment companies. Therefore, the Money Market Fund's current fundamental investment policies on investing in other investment companies is unnecessary.

                     PROPOSED FUNDAMENTAL INVESTMENT POLICY

It is proposed that the Money Market Fund's fundamental investment restriction on investing in other investment companies be eliminated in its entirety.

                      CURRENT FUNDAMENTAL INVESTMENT POLICY

The current fundamental investment policy on investing in other investment companies for the Money Market Fund reads:

    The Money Market Fund shall not:

    Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

                       DISCUSSION OF PROPOSED MODIFICATION

    The Investment Adviser believes that under certain market conditions, it may be beneficial for the Money Market Fund to invest in other money market funds (a type of investment company investment permitted under Securities and Exchange Commission ("SEC") Rule 2a-7, the SEC rule that strictly regulates money market funds and their investments). These investments could permit specific investment opportunities or expertise, which could help improve the Money Market Fund's yield and performance.

    As a shareholder of another investment company, the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Money Market Fund bears directly in connection with its own operations. Notwithstanding this greater freedom to invest in other investment companies, the Money Market Fund would continue to comply with other provisions of the 1940 Act relating to investments in other investment companies. In addition, the Money Market Fund would be subject to the risks of investing in the underlying money market funds.

    However, the Money Market Fund as well as the underlying money market funds would be subject to SEC Rule 2a-7 and would invest in compliance with the strict requirements included in the rule. These requirements include stringent portfolio quality, maturity and liquidity requirements and other risk-limiting conditions intended to enhance (but not guarantee) a money market fund's ability to maintain a stable $1.00 price per share. Among other things, Rule 2a-7 limits portfolio holdings to short-term securities (i) that are denominated in U.S. dollars, (ii) that pose minimal credit risk to a fund and meet stringent credit quality requirements, and (iii) that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act. The Money Market Fund will continue to seek to maintain a stable $1.00 price per share, as permitted by current Rule 2a-7.

    Should the Money Market Fund's shareholders not approve the proposal to eliminate the Money Market Fund's fundamental investment policy on investing in other investment companies, the Money Market Fund's current fundamental investment policy on investing in other investment companies would continue to apply unchanged and the Board would decide whether to consider other changes to the Money Market Fund's investment program.

                       BOARD RECOMMENDATION ON PROPOSAL 5

              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
                 OF EACH MONEY MARKET FUND VOTE "FOR" PROPOSAL 5

                                 OTHER BUSINESS

    The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

             ADMINISTRATOR, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

    The principal underwriter/distributor of the Trusts is Rydex Distributors, LLC, located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, an affiliate of the Investment Adviser because it is commonly held with the Investment Adviser (and will remain under common control after the Transaction). Rydex Fund Services, LLC (the "Administrator"), also an affiliate of the Investment Adviser, is located at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 and provides general administrative, shareholder, dividend disbursement, transfer agent and registrar services to the Funds. Information regarding the fees paid by each Fund to the Distributor and the Administrator during the previous fiscal year is provided in Appendix C.

    The Transaction would affect the control of the Distributor and the Administrator because they are commonly held with the Investment Adviser. However, shareholder approval is not required in order for the Distributor and the Administrator to continue providing services to the Funds after the closing of the Transaction. The Board has been assured that there will be no material change in the nature or quality of the services provided by the Distributor and the Administrator to each Fund due to the change in control.

                      AFFILIATIONS AND AFFILIATED BROKERAGE

    During the Funds' most recent fiscal year, the Funds paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Funds, the Investment Adviser, or affiliated persons of such persons ("Affiliated Brokers").

                                OTHER INFORMATION

    Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

                               VOTING INFORMATION

    PROXY SOLICITATION. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement on or about October 13, 2011, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of the Investment Adviser or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a telephone call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

    COST OF THE MEETING. The cost of the Meeting, including the costs of retaining The Altman Group, preparing and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by Guggenheim Capital or its affiliates, and not the Funds. The estimated cost of retaining The Altman Group is approximately $963,183.

    SHAREHOLDER VOTING. Shareholders of the Funds who own shares at the close of business on October 3, 2011 will be entitled to notice of, and to vote at, the Meeting. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. One-third (331/3%) of a Trust's shares entitled to vote on a Proposal constitutes a quorum.

    In addition, abstentions and broker non-votes will not be counted for or against the Proposals, but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve each Proposal (other than Proposal 3), abstentions and broker non-votes will effectively be a vote against those Proposals. Abstentions and broker non-votes will have no effect on Proposal 5, for which the required vote is a plurality of a Trust's shares voting.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" a Proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" a Proposal, against such an adjournment.

    Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix J, representing the same number of votes for each of such Funds. The persons who are known to have owned beneficially 5% or more of each Fund's outstanding shares as of the Record Date are listed in Appendix K.

    The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted "FOR" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

    In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. IF YOU

VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

    REQUIRED VOTE. Approval of each Proposal (other than Proposal 3) requires the vote of a "majority of the outstanding voting securities" of a Fund, which means the vote of 67% or more of the shares that are present at the Meeting, provided that the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. With respect to Proposal 3, a plurality of a Trust's shares voting is required to elect a Trustee with respect to that Trust.

    The Current Agreements will remain in place until the completion of the Transaction, at which time, the Current Agreements will terminate and, subject to shareholder approval, the New Agreements will go into effect. As a result, if for some reason the Transaction does not occur, the Current Agreements will not automatically terminate and will remain in effect, and the New Agreements will not be entered into, even if they have been approved by Fund shareholders.

    If Proposals 1 and 2 are not approved by shareholders of any Fund, the Board will evaluate other short- and long-term options, as previously discussed. If the nominees are not elected, the current Trustees will continue their current terms. New Trustees could be appointed in compliance with applicable law. With respect to Proposal 4, should shareholders of a Fund not approve the manager of managers arrangement, it will not be implemented and that Fund will continue to be required to obtain shareholder approval of the retention of an unaffiliated sub-adviser of the Fund or any material changes to a sub-advisory agreements. With respect to Proposal 5, should shareholders of the Money Market Fund not approve the proposal to amend the Money Market Fund's fundamental policy on investing in other investment companies, the Money Market Fund's fundamental investment policy on investing in other investment companies would continue to apply unchanged.

    SHAREHOLDERS SHARING THE SAME ADDRESS. As permitted by law, only one copy of this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that each Trust sends. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts' address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The Trusts will then promptly deliver, upon request, a separate copy of this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trusts' shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

                              SHAREHOLDER PROPOSALS

    The Trusts are organized as statutory trusts under the laws of Delaware. As such, the Trusts are not required to, and do not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by each Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Trust, c/o Rydex Series Funds or Rydex Dynamic Funds, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of a Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                       By Order of the Boards of Trustees,

                                       Richard M. Goldman
                                       President

                                   APPENDIX A

                  CORPORATE STRUCTURE OF THE INVESTMENT ADVISER

The following sets forth the name and business address of each parent company of the Investment Adviser, and the basis of each parent company's control the Investment Adviser as of September 20, 2011.

The Investment Adviser is an indirect wholly-owned subsidiary of an entity that is managed by Guggenheim Partners, LLC ("Guggenheim Partners"). Guggenheim Partners is a wholly-owned subsidiary of Guggenheim Capital, LLC ("Guggenheim Capital"), 227 West Monroe Street, 48th Floor, Chicago, Illinois 60606. Sage Assets, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 76225, a wholly-owned subsidiary of Sammons Enterprises, Inc., 5949 Sherry Lane, Suite 1900, Dallas, Texas 75225, is a control person of Guggenheim Partners as a result of its equity ownership in excess of 25% (but less than 50%) of Guggenheim Capital. Following the Transaction, the Investment Adviser will be an indirect wholly-owned subsidiary of Guggenheim Capital.

                                   APPENDIX B

                   FORMS OF NEW INVESTMENT ADVISORY AGREEMENT

                               ADVISORY AGREEMENT

    ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX SERIES FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

    WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

    1.  THE ADVISER'S SERVICES.

        (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The
    Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

        (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

        (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

        (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

        The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

        (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

        (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign subcustodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

    3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

        (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

        (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

        (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4.    BROKERAGE.

        (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

        (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

        (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

        (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     Notwithstanding the foregoing paragraph, with respect to the All Asset Conservative Strategy, All Asset Moderate Strategy, All Asset Aggressive Strategy, and Alternative Strategies Allocation Funds, the Adviser will bear its own costs of providing services hereunder. In addition, the Adviser agrees to pay all expenses incurred by the foregoing Funds, except for acquired fund fees and expenses, interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     Notwithstanding the foregoing paragraphs, with respect to the Multi-Hedge Strategies Fund, the Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the foregoing Fund, except for interest, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

     7.    Representations, Warranties and Covenants.

        (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

        (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

        (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

        (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

        (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

        (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

        (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any

     Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12.   Duration and Termination.

        (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

        (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

        (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

        (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13.   CERTAIN DEFINITIONS. For the purposes of this Agreement:

        (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

        (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the

Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                 RYDEX SERIES FUNDS, on behalf of each Fund listed on Schedule A

                                 By: __________________________________
                                     Name: Richard M. Goldman
                                     Title: President

                                 SECURITY INVESTORS, LLC

                                 By: __________________________________
                                     Name: Richard M. Goldman
                                     Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                             SECURITY INVESTORS, LLC

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                     RATE           FUND                                    RATE
-----------------------------------------------        -----------------------------------------------
Nova                                    0.75%          Consumer Products                       0.85%
Inverse S&P 500 Strategy                0.90%          Electronics                             0.85%
NASDAQ-100(R)                           0.75%          Energy Services                         0.85%
Inverse NASDAQ-100(R) Strategy          0.90%          Financial Services                      0.85%
Mid-Cap 1.5x Strategy                   0.90%          Health Care                             0.85%
Russell 2000(R) 1.5x Strategy           0.90%          Internet                                0.85%
Government Long Bond 1.2x Strategy      0.50%          Leisure                                 0.85%
Europe 1.25x Strategy                   0.90%          Precious Metals                         0.75%
S&P 500 Pure Value                      0.75%          Real Estate                             0.85%
S&P 500 Pure Growth                     0.75%          Retailing                               0.85%
S&P Mid-Cap 400 Pure Value              0.75%          Technology                              0.85%
S&P Mid-Cap 400 Pure Growth             0.75%          Telecommunications                      0.85%
Inverse Mid-Cap Strategy                0.90%          Transportation                          0.85%
S&P Small-Cap 600 Pure Value            0.75%          Utilities                               0.85%
S&P Small-Cap 600 Pure Growth           0.75%          Commodities Strategy                    0.75%
Inverse Russell 2000(R) Strategy        0.90%          U.S. Long Short Momentum                0.90%
Strengthening Dollar 2x Strategy        0.90%          S&P 500                                 0.75%
Weakening Dollar 2x Strategy            0.90%          Russell 2000(R)                         0.75%
U.S. Government Money Market            0.50%          Inverse International 2x Strategy*      0.75%
High Yield Strategy                     0.75%          All-Asset Moderate Strategy             0.00%
International 2x Strategy*              0.75%          All-Asset Aggressive Strategy           0.00%
Long/Short Commodities Strategy         0.90%          Alternative Strategies Allocation       0.00%
Multi-Hedge Strategies                  1.15%          Event Driven and Distressed Strategies  0.90%
Banking                                 0.85%          Alternative Strategies                  0.90%
Basic Materials                         0.85%          Long Short Equity Strategy              0.90%
Biotechnology                           0.85%          Long Short Interest Rate Strategy       0.75%
Managed Futures Strategy                0.90%          Japan 2x Strategy                       0.75%
Inverse High Yield Strategy             0.75%          Emerging Markets 2x Strategy            0.90%
Energy                                  0.85%          Inverse Emerging Markets 2x Strategy    0.90%
Inverse Government Long Bond Strategy   0.90%          Global Managed Futures Strategy Fund*   0.90%
All-Asset Conservative Strategy         0.00%

*    Denotes Funds that have not yet commenced operations.

                               ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this [ ] day of [ ], 2011 by and between RYDEX DYNAMIC FUNDS (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and SECURITY INVESTORS, LLC, a Kansas limited liability company, with its principal place of business at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 (the "Adviser").

                               W I T N E S S E T H

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

     1.     THE ADVISER'S SERVICES.

        (a) Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The
     Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

        (b) Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the

     Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

        (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser.
     So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

        (d) Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

            The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

        (e) Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

        (f) Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub- custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

     2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

     3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

        (a) Notification of Breach/Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the

     Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event
     (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

        (b) Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

        (c) Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

     4.     BROKERAGE.

        (a) Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

        (b) Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

        (c) Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

        (d) Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

     5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

     6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

     7.     Representations, Warranties and Covenants.

        (a) Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

        (b) ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

        (c) Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

        (d) Use of The Name "Rydex". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

        (e) Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

        (f) No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

        (g) Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

        (h) Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

     8. THE NAME "RYDEX". The Adviser grants to the Trust a license to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will
(a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

     9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

     12.   Duration and Termination.

        (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

        (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

        (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

        (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

Termination of this Agreement pursuant to this Section shall be without payment of any penalty. In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

     13.   CERTAIN DEFINITIONS. For the purposes of this Agreement:

        (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

        (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation

(including reasonable legal and other expenses) by reason of or arising out of:
(a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

     15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

     17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state and/or federal, in Delaware, with respect to any dispute under this Agreement.

     18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

     19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                 RYDEX DYNAMIC FUNDS, on behalf of each
                                 Fund listed on Schedule A

                                 By: __________________________________
                                     Name: Richard M. Goldman
                                     Title: President

                                 SECURITY INVESTORS, LLC

                                 By: __________________________________
                                     Name: Richard M. Goldman
                                     Title: Chief Executive Officer

                                   SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                             DATED [ ], 2011 BETWEEN
                               RYDEX DYNAMIC FUNDS
                                       AND
                             SECURITY INVESTORS, LLC

     The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                                                                                       RATE
S&P 500 2x Strategy.....................................................................   0.90%

Inverse S&P 500 2x Strategy ............................................................   0.90%

NASDAQ-100(R) 2x Strategy...............................................................   0.90%

Inverse NASDAQ-100(R) 2x Strategy ......................................................   0.90%

Dow 2x Strategy.........................................................................   0.90%

Inverse Dow 2x Strategy ................................................................   0.90%

Russell 2000(R) 2x Strategy.............................................................   0.90%

Inverse Russell 2000(R) 2x Strategy ....................................................   0.90%

                                   APPENDIX C

                  INFORMATION REGARDING THE INVESTMENT ADVISORY
               AGREEMENTS AND FEES PAID TO THE INVESTMENT ADVISER
                                 AND AFFILIATES

     Security Investors, LLC, a Kansas limited liability company (the "Investment Adviser") currently serves as investment adviser to all series (collectively, the "Funds") of Rydex Series Funds ("RSF") and Rydex Dynamic Funds ("RDF") (collectively, the "Trusts") pursuant to investment advisory agreements between each of the Trusts, on behalf of its series, and the Investment Adviser. Rydex Fund Services, Inc. ("RFS") serves as the administrator, transfer agent and accounting services agent for the Funds. Rydex Distributors, LLC ("RDL") serves as principal underwriter to the Funds. RFS and RDL are affiliates of the Investment Adviser. The table below provides the following information:

     (i) the date on which each Fund's shareholders last approved the Fund's investment advisory agreement;

     (ii) the annual rate of management fees paid by each Fund to the Investment Adviser, stated as a percentage of that Fund's average daily net assets;

     (iii) the aggregate amount of management fees paid by each Fund to the Investment Adviser for the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RDF and RSF (except as noted);

     (iv) the amount of fees paid by each Fund to the Administrator for administrative and transfer agency services for the Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RDF and RSF (except as noted);

     (v) the amount of accounting service fees paid by each Fund to the Administrator for accounting services for the Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RDF and RSF (except as noted); and

     (vi) the amount of distribution (12b-1) fees paid by each RSF and RDF Fund during the Fund's fiscal year ended March 31, 2011 for RSF (except as noted) and December 31, 2010 for RDF and RSF (except as noted).

                               RYDEX DYNAMIC FUNDS

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES

                                                                             MANAGEMENT FEES
                                               DATE OF LAST                       PAID TO       ADMINISTRATIVE     ACCOUNTING
                                               SHAREHOLDER     MANAGEMENT       INVESTMENT       SERVICE FEES     SERVICE FEES
                     SERIES NAME                APPROVAL          FEES            ADVISER        PAID TO RFS      PAID TO RFS
--------------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                          6/18/2010          0.90%         $  270,950        $  75,264          $  45,159
Inverse Dow 2x Strategy Fund                  6/18/2010          0.90%         $  415,717        $ 115,477          $  69,286
NASDAQ-100(R) 2x Strategy Fund                6/18/2010          0.90%         $1,837,754        $ 510,487          $ 306,293
Inverse NASDAQ-100(R) 2x Strategy Fund        6/18/2010          0.90%         $  722,564        $ 200,712          $ 120,428
Russell 2000(R) 2x Strategy Fund              6/18/2010          0.90%         $  355,211        $  98,669          $  59,208
Inverse Russell 2000(R) 2x Strategy Fund      6/18/2010          0.90%         $  365,162        $ 101,434          $  60,861
S&P 500 2x Strategy Fund                      6/18/2010          0.90%         $1,369,680        $ 380,467          $ 228,281
Inverse S&P 500 2x Strategy Fund              6/18/2010          0.90%         $1,820,386        $ 505,662          $ 303,399

DISTRIBUTION FEES

                                                       A-CLASS              C-CLASS              H-CLASS
SERIES NAME                                       (0.25% 12b-1 FEE)    (0.25% 12b-1 FEE)    (0.25% 12b-1 FEE)
----------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                                   $  9,956             $  36,394            $  56,210
Inverse Dow 2x Strategy Fund                           $  5,155             $  21,294            $ 104,998
NASDAQ-100(R) 2x Strategy Fund                         $ 19,905             $ 180,450            $ 445,470
Inverse NASDAQ-100(R) 2x Strategy Fund                 $  4,299             $  55,020            $ 182,658
Russell 2000(R) 2x Strategy Fund                       $  6,387             $  21,168            $  86,990
Inverse Russell 2000(R) 2x Strategy Fund               $  4,103             $  35,926            $  88,350
S&P 500 2x Strategy Fund                               $ 28,293             $ 168,115            $ 310,145
Inverse S&P 500 2x Strategy Fund                       $ 24,930             $ 115,314            $ 451,904

                               RYDEX SERIES FUNDS

MANAGEMENT, ADMINISTRATIVE, AND ACCOUNTING FEES

                                               DATE OF                    MANAGEMENT        ADMINISTRATIVE       ACCOUNTING
                                                LAST                       FEES PAID          SERVICE FEES      SERVICE FEES
                                             SHAREHOLDER    MANAGEMENT   TO INVESTMENT           PAID               PAID
            SERIES NAME                       APPROVAL         FEES         ADVISER             TO RFS             TO RFS
--------------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund            6/18/2010     0.00%(1)     $           0(1)   $            0(2)   $          0(2)
All-Asset Conservative Strategy Fund          6/18/2010     0.00%(1)     $           0(1)   $            0(2)   $          0(2)
All-Asset Moderate Strategy Fund              6/18/2010     0.00%(1)     $           0(1)   $            0(2)   $          0(2)
Alternative Strategies Fund                   5/19/2010     0.90%        $      24,707      $        8,645      $      3,458
Alternative Strategies Allocation Fund        6/18/2010     0.00%(1)     $           0(1)   $            0(2)   $          0(2)
Banking Fund                                  6/18/2010     0.85%        $     163,421      $       48,065      $     19,226
Basic Materials Fund                          6/18/2010     0.85%        $     885,645      $      260,483      $    104,192
Biotechnology Fund                            6/18/2010     0.85%        $     535,192      $      157,409      $     62,963
Commodities Strategy Fund*                    6/18/2010     0.75%(3)     $     263,603      $       87,909      $     35,163
Consumer Products Fund                        6/18/2010     0.85%        $     735,452      $      216,309      $     86,523
Electronics Fund                              6/18/2010     0.85%        $     254,842      $       74,953      $     29,981
Emerging Markets 2x Strategy Fund             8/25/2010     0.90%        $      12,414      $        3,940      $      1,576
Energy Fund                                   6/18/2010     0.85%        $     654,649      $      192,543      $     77,017
Energy Services Fund                          6/18/2010     0.85%        $     929,437      $      273,363      $    109,345
Event Driven and Distressed Strategies Fund   5/19/2010     0.90%        $      70,815      $       23,201      $      9,280
Europe 1.25x Strategy Fund                    6/18/2010     0.90%        $     185,738      $       51,594      $     20,637
Financial Services Fund                       6/18/2010     0.85%        $     144,677      $       42,552      $     17,021
Government Long Bond 1.2x Strategy Fund       6/18/2010     0.50%        $     798,132      $      319,256      $    150,545
Health Care Fund                              6/18/2010     0.85%        $     235,238      $       69,188      $     27,675
High Yield Strategy Fund                      6/18/2010     0.75%        $   1,407,964      $      469,321      $    181,818
Internet Fund                                 6/18/2010     0.85%        $     808,473      $      237,785      $     95,113
Inverse Emerging Markets 2x Strategy Fund     5/19/2010     0.90%        $       9,183      $        2,912      $      1,164
Inverse Government Long Bond Strategy Fund    6/18/2010     0.90%        $   5,382,826      $    1,495,228      $    486,317
Inverse High Yield Strategy Fund              6/18/2010     0.75%        $     142,467      $       47,489      $     18,995
Inverse Mid-Cap Strategy Fund                 6/18/2010     0.90%        $      37,641      $       10,456      $      4,182
Inverse NASDAQ-100(R) Strategy Fund           6/18/2010     0.90%        $     241,086      $       66,968      $     26,787

                                               DATE OF                    MANAGEMENT        ADMINISTRATIVE       ACCOUNTING
                                                LAST                       FEES PAID          SERVICE FEES      SERVICE FEES
                                             SHAREHOLDER    MANAGEMENT   TO INVESTMENT           PAID               PAID
            SERIES NAME                       APPROVAL         FEES         ADVISER             TO RFS             TO RFS
--------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R) Strategy Fund         6/18/2010     0.90%        $     243,647      $       67,680      $     27,072
Inverse S&P 500 Strategy Fund                 6/18/2010     0.90%        $   2,256,839      $      626,899      $    242,404
Japan 2x Strategy Fund                        6/18/2010     0.75%        $      49,039      $       16,347      $      6,538
Leisure Fund                                  6/18/2010     0.85%        $     121,173      $       35,639      $     14,256
Long/Short Commodities Strategy Fund*         6/18/2010     0.90%(3)     $   1,542,411      $      428,444      $    170,624
Long Short Equity Strategy Fund               5/19/2010     0.90%        $      19,377      $        6,424      $      2,570
Long Short Interest Rate Strategy Fund        5/19/2010     0.75%        $     298,378      $       99,459      $     39,783
Managed Futures Strategy Fund*                6/18/2010     0.90%(3)     $  20,164,468      $    5,567,658      $  1,006,871
Mid-Cap 1.5x Strategy Fund                    6/18/2010     0.90%        $     317,193      $       88,109      $     35,243
Multi-Hedge Strategies Fund*                  6/18/2010     1.15%(3)     $   1,014,214      $            0(2)   $          0(2)
NASDAQ-100 Fund(R)                            6/18/2010     0.75%        $   4,575,228      $    1,525,076      $    492,437
Nova Fund                                     6/18/2010     0.75%        $     529,891      $      176,630      $     70,651
Precious Metals Fund                          6/18/2010     0.75%        $   1,785,811      $      595,270      $    234,116
Real Estate Fund                              6/18/2010     0.85%        $     352,791      $      103,762      $     41,504
Retailing Fund                                6/18/2010     0.85%        $     104,867      $       30,843      $     12,337
Russell 2000(R) 1.5x Strategy Fund            6/18/2010     0.90%        $     234,264      $       65,073      $     26,029
Russell 2000(R) Fund                          6/18/2010     0.75%        $     174,718      $       58,239      $     23,296
S&P 500 Fund                                  6/18/2010     0.75%        $   1,209,099      $      403,033      $    160,721
S&P 500 Pure Growth Fund                      6/18/2010     0.75%        $     372,809      $      124,270      $     49,707
S&P 500 Pure Value Fund                       6/18/2010     0.75%        $     388,056      $      129,352      $     51,740
S&P MidCap 400 Pure Growth Fund               6/18/2010     0.75%        $     850,218      $      283,406      $    112,276
S&P MidCap 400 Pure Value Fund                6/18/2010     0.75%        $     514,279      $      171,426      $     68,562
S&P SmallCap 600 Pure Growth Fund             6/18/2010     0.75%        $     358,410      $      119,470      $     47,788
S&P SmallCap 600 Pure Value Fund              6/18/2010     0.75%        $     603,267      $      201,089      $     79,365
Strengthening Dollar 2x Strategy Fund         6/18/2010     0.90%        $     410,155      $      113,932      $     45,572
Technology Fund                               6/18/2010     0.85%        $     365,317      $      107,446      $     42,978
Telecommunications Fund                       6/18/2010     0.85%        $     111,533      $       32,804      $     13,121
Transportation Fund                           6/18/2010     0.85%        $     195,474      $       57,492      $     22,997
U.S. Long Short Momentum Fund                 6/18/2010     0.90%        $   1,546,882      $      429,689      $    171,874
U.S. Government Money Market Fund             6/18/2010     0.50%        $       6,592      $      136,432      $    423,667

                                               DATE OF                    MANAGEMENT        ADMINISTRATIVE       ACCOUNTING
                                                LAST                       FEES PAID          SERVICE FEES      SERVICE FEES
                                             SHAREHOLDER    MANAGEMENT   TO INVESTMENT           PAID               PAID
            SERIES NAME                       APPROVAL         FEES         ADVISER             TO RFS             TO RFS
--------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                                6/18/2010     0.85%        $     388,077      $      114,140      $     45,656
Weakening Dollar 2x Strategy Fund             6/18/2010     0.90%        $     321,462      $       89,295      $     35,718

*    The Fund has a fiscal year end of December 31.

(1) The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

(2) The Investment Adviser has contractually agreed to pay all other expenses of the Fund, excluding Acquired Fund fees and expenses, interest expense and taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions and extraordinary expenses.

(3) The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

DISTRIBUTION FEES*

(*For A-Class, C-Class, H-Class and Advisor Class shares. Investor Class shares and Investor 2 Class shares were not subject to distribution fees.)

                      SERIES NAME                        A-CLASS              C-CLASS            H-CLASS        ADVISOR CLASS
All-Asset Aggressive Strategy Fund                   $              0    $          49,896    $            0    $           -
All-Asset Conservative Strategy Fund                 $              0    $          70,417    $            0    $           -
All-Asset Moderate Strategy Fund                     $              0    $         135,183    $            0    $           -
Alternative Strategies Fund                          $          5,878    $             329    $        2,666    $           -
Alternative Strategies Allocation Fund               $              0    $          35,385    $            0    $           -
Banking Fund                                         $          6,369    $          34,655    $            -    $       6,108
Basic Materials Fund                                 $         28,273    $         101,719    $            -    $      40,795
Biotechnology Fund                                   $          5,853    $          35,685    $            -    $      28,557
Commodities Strategy Fund*                           $         16,612    $          49,430    $       58,940          N/A
Consumer Products Fund                               $         13,922    $          40,974    $            -    $      27,343
Electronics Fund                                     $          2,886    $          16,184    $            -    $       6,934
Emerging Markets 2x Strategy Fund                    $             83    $           1,068    $        3,591    $           -
Energy Fund                                          $         13,430    $         145,036    $            -    $      38,484
Energy Services Fund                                 $         33,636    $         112,250    $            -    $      41,040
Europe 1.25x Strategy Fund                           $          4,490    $          10,296    $       44,530    $           -
Event Driven and Distressed Strategies Fund          $         15,805    $           4,697    $        6,189    $           -
Financial Services Fund                              $          3,528    $          14,905    $            -    $      13,615
Government Long Bond 1.2x Strategy Fund              $          9,683    $         109,419    $            -    $     155,455
Health Care Fund                                     $          3,883    $          37,766    $            -    $      11,608
High Yield Strategy Fund                             $         21,622    $          67,617    $      430,795    $           -
Internet Fund                                        $          3,250    $          15,527    $            -    $      13,006
Inverse Emerging Markets 2x Strategy Fund            $             25    $             938    $        2,652    $           -
Inverse Government Long Bond Strategy Fund           $        178,979    $       1,147,960    $            -    $     280,127
Inverse High Yield Strategy Fund                     $          8,146    $          18,869    $       34,625    $           -
Inverse Mid-Cap Strategy Fund                        $          1,109    $           4,501    $        8,221    $           -
Inverse NASDAQ-100(R) Strategy Fund                  $          2,654    $          17,199    $            -    $       3,618
Inverse Russell 2000(R) Strategy Fund                $          4,429    $          19,066    $       58,484    $           -
Inverse S&P 500 Strategy Fund                        $         49,444    $         159,338    $            -    $      92,097
Japan 2x Strategy Fund                               $          2,093    $           2,685    $       13,582    $           -
Leisure Fund                                         $          2,867    $           9,954    $            -    $       6,081

                      SERIES NAME                        A-CLASS              C-CLASS            H-CLASS        ADVISOR CLASS
Long/Short Commodities Strategy Fund*                $         92,942    $         103,403    $      256,324           N/A
Long Short Equity Strategy Fund                      $          3,962    $             892    $        2,210    $           -
Long Short Interest Rate Strategy Fund               $         37,242    $          38,587    $       40,934    $           -
Managed Futures Strategy Fund*                       $      1,599,233    $       1,904,728    $    3,228,581          N/A
Mid-Cap 1.5x Strategy Fund                           $          2,934    $          47,851    $       73,212    $           -
Multi-Hedge Strategies Fund*                         $         41,486    $         178,187    $      132,545           N/A
NASDAQ-100(R) Fund                                   $         28,678    $         114,350    $            -    $     203,173
Nova Fund                                            $          8,415    $          88,347    $            -    $      36,333
Precious Metals Fund                                 $         34,882    $         334,166    $            -    $     114,807
Real Estate Fund                                     $         12,351    $          21,400    $       86,061    $           -
Retailing Fund                                       $          2,290    $          18,366    $            -    $       6,611
Russell 2000(R) 1.5x Strategy Fund                   $          4,834    $          23,921    $       54,259    $           -
Russell 2000(R) Fund                                 $          2,625    $          49,787    $       43,168    $           -
S&P 500 Fund                                         $         40,436    $          94,788    $      338,900    $           -
S&P 500 Pure Growth Fund                             $         10,741    $          70,910    $       95,802    $           -
S&P 500 Pure Value Fund                              $          8,834    $          29,168    $      113,226    $           -
S&P MidCap 400 Pure Growth Fund                      $         18,395    $          55,052    $      251,248    $           -
S&P MidCap 400 Pure Value Fund                       $         12,275    $          18,508    $      154,524    $           -
S&P SmallCap 600 Pure Growth Fund                    $          5,454    $          17,888    $      109,544    $           -
S&P SmallCap 600 Pure Value Fund                     $         15,508    $          47,650    $      173,668    $           -
Strengthening Dollar 2x Strategy Fund                $         21,163    $          64,252    $       76,706    $           -
Technology Fund                                      $          5,342    $          33,675    $            -    $      50,828
Telecommunications Fund                              $          2,211    $          17,421    $            -    $       3,831
Transportation Fund                                  $          4,973    $          20,861    $            -    $      10,722
U.S. Government Money Market Fund                    $         74,815    $         659,962    $            -    $   1,252,940
U.S. Long Short Momentum Fund                        $         73,421    $         541,342    $      220,933    $           -
Utilities Fund                                       $          6,079    $          52,973    $            -    $      15,681
Weakening Dollar 2x Strategy Fund                    $         13,612    $          45,282    $       64,362    $           -

___________________
*    The Fund has a fiscal year end of December 31.

                                   APPENDIX D

                        TRUSTEES/MANAGERS AND OFFICERS OF
                             THE INVESTMENT ADVISER

MEMBER REPRESENTATIVE AND PRINCIPAL EXECUTIVE OFFICER OF SECURITY INVESTORS, LLC The business address of the member representative and principal executive officer is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

          NAME               POSITION HELD WITH                              OTHER PRINCIPAL
                           SECURITY INVESTORS, LLC                         OCCUPATION/POSITION
--------------------------------------------------------------------------------------------------------------
Richard M. Goldman    President, Chief Executive Officer      Senior Vice President, Security Benefit
                      and Member Representative               Corporation; CEO, Security Benefit Asset
                                                              Management Holdings, LLC; CEO, President
                                                              and Manager Representative, Security Investors,
                                                              LLC; CEO and Manager, Rydex Holdings, LLC;
                                                              CEO, President, and Manager, Rydex
                                                              Distributors, LLC; Manager, Rydex Fund
                                                              Services, LLC; President and Trustee, Rydex
                                                              Series Funds, Rydex ETF Trust, Rydex Dynamic
                                                              Funds and Rydex Variable Trust; and President,
                                                              Director and Chairman of the Board, Security
                                                              Equity Fund, Security Income Fund, Security
                                                              Large Cap Value Fund, Security Mid Cap
                                                              Growth Fund and SBL Fund

TRUSTEES/OFFICERS OF THE FUNDS WHO HOLD POSITION(S) WITH SECURITY INVESTORS, LLC. The business address of each of the following persons is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

         NAME          POSITION HELD WITH THE FUNDS            POSITION HELD WITH SECURITY INVESTORS, LLC
----------------------------------------------------------------------------------------------------------------
Richard M. Goldman    Trustee and President                   President, Chief Executive Officer and Member
                                                              Representative

Michael P. Byrum      Vice President                          Senior Vice President

Nick Bonos            Vice President and Treasurer            Senior Vice President

Joanna M. Haigney     Chief Compliance Officer and            Senior Vice President and Chief Compliance
                      Secretary                               Officer

Joseph Arruda         Assistant Treasurer                     Vice President

Keith Fletcher        Vice President                          Senior Vice President

Amy Lee               Vice President and Assistant            Senior Vice President and Secretary
                      Secretary

                                   APPENDIX E

               ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT
                  OBJECTIVES ADVISED BY SECURITY INVESTORS, LLC

     Each of the tables below lists the names of other mutual funds advised by Security Investors, LLC (the "Investment Adviser") with similar investment objectives as the Funds, and information concerning the Funds' and such other funds' net assets as of April 30, 2011 and the rate of compensation for the Investment Adviser for its services to the Funds and such other funds.

series of rydex dynamic funds:
------------------------------

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
DOW 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                           0.90%                             $ 39.19
Dow 2x Strategy Fund, a series of Rydex Variable Trust                          0.90%                             $ 18.14

INVERSE DOW 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                   0.90%                             $ 37.93
Inverse Dow 2x Strategy Fund, a series of Rydex Variable Trust                  0.90%                              $ 8.50

INVERSE NASDAQ-100 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS            0.90%                             $ 47.83
None                                                                             N/A                                 N/A

INVERSE RUSSELL 2000 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS          0.90%                             $ 23.82
None                                                                             N/A                                 N/A

INVERSE S&P 500 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS               0.90%                            $ 108.79
Rydex Inverse 2x S&P 500 ETF, a series of Rydex ETF Trust                       0.70%                               51.05

NASDAQ-100 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                    0.90%                            $ 288.39
NASDAQ-100 2x Strategy Fund, a series of Rydex Variable Trust                   0.90%                             $ 33.22

RUSSELL 2000 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                  0.90%                             $ 68.85
Russell 2000 2x Strategy Fund, a series of Rydex Variable Trust                 0.90%                              $ 6.35

S&P 500 2x STRATEGY FUND, A SERIES OF RYDEX DYNAMIC FUNDS                       0.90%                            $ 151.74
S&P 500 2x Strategy Fund, a series of Rydex Variable Trust                      0.90%                             $ 23.55
Rydex 2x S&P 500 ETF, a series of Rydex ETF Trust                               0.70%                             $ 94.29

series of rydex series funds:
-----------------------------

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
ALL-ASSET AGGRESSIVE STRATEGY FUND, A SERIES OF RYDEX SERIES FUNDS              0.00%(1)                           $ 17.58
All-Asset Aggressive Strategy Fund, a series of Rydex                           0.00%(1)                            $ 7.63
Variable Trust
ALL-ASSET CONSERVATIVE STRATEGY FUND, A SERIES OF RYDEX                         0.00%(1)                           $ 14.32
SERIES FUNDS
All-Asset Conservative Strategy Fund, a series of Rydex                         0.00%(1)                           $ 11.13
Variable Trust
ALL-ASSET MODERATE STRATEGY FUND, A SERIES OF RYDEX                             0.00%(1)                           $ 31.18
SERIES FUNDS
All-Asset Moderate Strategy Fund, a series of Rydex Variable Trust              0.00%(1)                           $ 23.85
ALTERNATIVE STRATEGIES FUND, A SERIES OF RYDEX SERIES FUNDS                     0.90                                $ 4.04
None                                                                             N/A                                 N/A

ALTERNATIVE STRATEGIES ALLOCATION FUND, A SERIES OF RYDEX                       0.00%(1)                           $ 21.01
SERIES FUNDS
Alternative Strategies Allocation Fund, a series of Rydex                       0.00%(1)                            $ 7.44
Variable Trust

BANKING FUND, A SERIES OF RYDEX SERIES FUNDS                                    0.85%                              $ 15.87
Banking Fund, a series of Rydex Variable Trust                                  0.85%                               $ 5.36

BASIC MATERIALS FUND, A SERIES OF RYDEX SERIES FUNDS                            0.85%                             $ 124.08
Basic Materials Fund, a series of Rydex Variable Trust                          0.85%                              $ 40.65

BIOTECHNOLOGY FUND, A SERIES OF RYDEX SERIES FUNDS                              0.85%                             $ 105.50
Biotechnology Fund, a series of Rydex Variable Trust                            0.85%                              $ 17.99

COMMODITIES STRATEGY FUND, A SERIES OF RYDEX SERIES                             0.75%(2)                          $ 109.21
FUNDS
Commodities Strategy Fund, a series of Rydex Variable Trust                     0.75%(2)                           $ 23.60

CONSUMER PRODUCTS FUND, A SERIES OF RYDEX SERIES FUNDS                          0.85%                              $ 74.07
Consumer Products Fund, a series of Rydex Variable Trust                        0.85%                              $ 18.55

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND, A SERIES OF RYDEX SERIES FUNDS                                0.85%                              $ 14.92
Electronics Fund, a series of Rydex Variable Trust                              0.85%                              $ 10.86

EMERGING MARKETS 2x STRATEGY FUND, A SERIES OF RYDEX                            0.90%                               $ 4.77
SERIES FUNDS
None                                                                             N/A                                 N/A

ENERGY FUND, A SERIES OF RYDEX SERIES FUNDS                                     0.85%                             $ 128.46
Energy Fund, a series of Rydex Variable Trust                                   0.85%                              $ 57.17

ENERGY SERVICES FUND, A SERIES OF RYDEX SERIES FUNDS                            0.85%                             $ 224.73
Energy Services Fund, a series of Rydex Variable Trust                          0.85%                              $ 55.34

EUROPE 1.25x STRATEGY FUND, A SERIES OF RYDEX SERIES                            0.90%                              $ 32.84
FUNDS
Europe 1.25x Strategy Fund, a series of Rydex Variable Trust                    0.90%                              $ 12.19

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND, A SERIES                           0.90%                               $22.37
RYDEX SERIES FUNDS
None                                                                             N/A                                 N/A

FINANCIAL SERVICES FUND, A SERIES OF RYDEX SERIES FUNDS                         0.85%                              $ 12.08
Financial Services Fund, a series of Rydex Variable Trust                       0.85%                               $ 8.15

GOVERNMENT LONG BOND 1.2x STRATEGY FUND, A SERIES OF                            0.50%                             $ 102.39
RYDEX SERIES FUNDS
Government Long Bond 1.2x Strategy Fund, a series of Rydex                      0.50%                              $ 15.66
Variable Trust

HEALTH CARE FUND, A SERIES OF RYDEX SERIES FUNDS                                0.85%                              $ 65.66
Health Care Fund, a series of Rydex Variable Trust                              0.85%                              $ 19.25

HIGH YIELD STRATEGY FUND, A SERIES OF RYDEX SERIES FUNDS                        0.75%                             $ 307.52
None                                                                             N/A                                 N/A

INTERNET FUND, A SERIES OF RYDEX SERIES FUNDS                                   0.85%                              $ 28.70
Internet Fund, a series of Rydex Variable Trust                                 0.85%                              $ 11.34

INVERSE EMERGING MARKETS 2x STRATEGY FUND, A SERIES OF                          0.90%                                $2.79
RYDEX SERIES FUNDS
None                                                                             N/A                                 N/A

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
INVERSE GOVERNMENT LONG BOND STRATEGY FUND, A SERIES                            0.90%                             $ 617.94
OF RYDEX SERIES FUNDS
Inverse Government Long Bond Strategy Fund, a series of                         0.90%                              $ 18.71
Rydex Variable Trust

INVERSE HIGH YIELD STRATEGY FUND, A SERIES OF RYDEX                             0.75%                              $ 11.31
SERIES FUNDS
None                                                                             N/A                                  N/A

INVERSE MID-CAP STRATEGY FUND, A SERIES OF RYDEX SERIES                         0.90%                               $ 2.28
FUNDS
Inverse Mid-Cap Strategy Fund, a series of Rydex Variable                       0.90%                               $ 1.17
Trust

INVERSE NASDAQ-100 STRATEGY FUND, A SERIES OF RYDEX                             0.90%                              $ 14.17
SERIES FUNDS
Inverse NASDAQ-100 Strategy Fund, a series of Rydex                             0.90%                               $ 5.73
Variable Trust

INVERSE RUSSELL 2000 STRATEGY FUND, A SERIES OF RYDEX                           0.90%                               $ 9.22
SERIES FUNDS
Inverse Russell 2000 Strategy Fund, a series of Rydex                           0.90%                               $ 3.15
Variable Trust

INVERSE S&P 500 STRATEGY FUND, A SERIES OF RYDEX SERIES                         0.90%                             $ 136.53
FUNDS
Inverse S&P 500 Strategy Fund, a series of Rydex Variable                       0.90%                              $ 14.23
Trust

JAPAN 2x STRATEGY FUND, A SERIES OF RYDEX SERIES FUNDS                          0.75%                              $ 13.84
Japan 2x Strategy Fund, a series of Rydex Variable Trust                        0.75%                               $ 6.29

LEISURE FUND, A SERIES OF RYDEX SERIES FUNDS                                    0.85%                               $ 6.11
Leisure Fund, a series of Rydex Variable Trust                                  0.85%                               $ 9.26

LONG/SHORT COMMODITIES STRATEGY FUND, A SERIES OF                               0.90%(2)                          $ 380.59
RYDEX SERIES FUNDS
None                                                                             N/A                                  N/A

LONG SHORT EQUITY STRATEGY FUND, A SERIES OF RYDEX                              0.90%                               $ 7.23
SERIES FUNDS
None                                                                             N/A                                  N/A

LONG SHORT INTEREST RATE STRATEGY FUND, A SERIES OF RYDEX                       0.75%                             $ 164.33
SERIES FUNDS
None                                                                             N/A                                  N/A

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
MANAGED FUTURES STRATEGY FUND, A SERIES OF RYDEX SERIES                         0.90%(2)                        $ 2,583.87
FUNDS
Managed Futures Strategy Fund, a series of Rydex Variable                       0.90%(2)                           $ 16.67
Trust

MID-CAP 1.5X STRATEGY FUND, A SERIES OF RYDEX SERIES                            0.90%                              $ 56.79
FUNDS
Mid-Cap 1.5x Strategy Fund, a series of Rydex Variable                          0.90%                              $ 23.70
Trust

MULTI-HEDGE STRATEGIES FUND, A SERIES OF RYDEX SERIES                           1.15%                              $ 73.92
FUNDS
Multi-Hedge Strategies Fund, a series of Rydex Variable                         1.15%(2)                           $ 17.49
Trust

NASDAQ-100 FUND, A SERIES OF RYDEX SERIES FUNDS                                 0.75%                             $ 648.00
NASDAQ-100 Fund, a series of Rydex Variable Trust                               0.75%                              $ 52.92

NOVA FUND, A SERIES OF RYDEX SERIES FUNDS                                       0.75%                              $ 85.58
Nova Fund, a series of Rydex Variable Trust                                     0.75%                              $ 33.31

PRECIOUS METALS FUND, A SERIES OF RYDEX SERIES FUNDS                            0.75%                             $ 243.13
Precious Metals Fund, a series of Rydex Variable Trust                          0.75%                             $ 109.52

REAL ESTATE FUND, A SERIES OF RYDEX SERIES FUNDS                                0.85%                              $ 24.86
Real Estate Fund, a series of Rydex Variable Trust                              0.85%                              $ 26.88

RETAILING FUND, A SERIES OF RYDEX SERIES FUNDS                                  0.85%                              $ 11.76
Retailing Fund, a series of Rydex Variable Trust                                0.85%                               $ 5.81

RUSSELL 2000 1.5x STRATEGY FUND, A SERIES OF RYDEX SERIES                       0.90%                              $ 41.23
FUNDS
Russell 2000 1.5x Strategy Fund, a series of Rydex Variable                     0.90%                              $ 19.74
Trust

RUSSELL 2000 FUND, A SERIES OF RYDEX SERIES FUNDS                               0.75%                              $ 31.63
None                                                                             N/A                                 N/A

S&P 500 FUND, A SERIES OF RYDEX SERIES FUNDS                                    0.75%                             $ 177.93
None                                                                             N/A                                 N/A

S&P 500 PURE GROWTH FUND, A SERIES OF RYDEX SERIES                              0.75%                              $ 47.33
FUNDS

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
S&P 500 Pure Growth Fund, a series of Rydex Variable                            0.75%                              $ 58.57
Trust
Rydex S&P 500 Pure Growth ETF, a series of Rydex ETF                            0.35%                             $ 264.65
Trust

S&P 500 PURE VALUE FUND, A SERIES OF RYDEX SERIES FUNDS                         0.75%                              $ 58.06
S&P 500 Pure Value Fund, a series of Rydex Variable Trust                       0.75%                              $ 41.06
Rydex S&P 500 Pure Value ETF, a series of Rydex ETF                             0.35%                             $ 112.93
Trust

S&P MIDCAP 400 PURE GROWTH FUND, A SERIES OF RYDEX                              0.75%                             $ 286.18
SERIES FUNDS
S&P MidCap 400 Pure Growth Fund, a series of Rydex                              0.75%                              $ 61.75
Variable Trust
Rydex S&P MidCap 400 Pure Growth ETF, a series of Rydex                         0.35%                             $ 670.63
ETF Trust

S&P MIDCAP 400 PURE VALUE FUND, A SERIES OF RYDEX                               0.75%                              $ 61.56
SERIES FUNDS
S&P MidCap 400 Pure Value Fund, a series of Rydex                               0.75%                              $ 24.09
Variable Trust
Rydex S&P MidCap 400 Pure Value ETF, a series of Rydex                          0.35%                              $ 60.16
ETF Trust

S&P SMALLCAP 600 PURE GROWTH FUND, A SERIES OF RYDEX                            0.75%                             $ 145.49
SERIES FUNDS
S&P SmallCap 600 Pure Growth Fund, a series of Rydex                            0.75%                              $ 32.10
Variable Trust
Rydex S&P SmallCap 600 Pure Growth ETF, a series of                             0.35%                              $ 35.19
Rydex ETF Trust

S&P SMALLCAP 600 PURE VALUE FUND, A SERIES OF RYDEX                             0.75%                              $ 26.90
SERIES FUNDs
S&P SmallCap 600 Pure Value Fund, a series of Rydex                             0.75%                              $ 17.31
Variable Trust
Rydex S&P SmallCap 600 Pure Value ETF, a series of Rydex                        0.35%                              $ 90.18
ETF Trust

STRENGTHENING DOLLAR 2x STRATEGY FUND, A SERIES OF RYDEX                        0.90%                              $ 26.71
SERIES FUNDS
Strengthening Dollar 2x Strategy Fund, a series of Rydex                        0.90%                               $ 2.77
Variable Trust

TECHNOLOGY FUND, A SERIES OF RYDEX SERIES FUNDS                                 0.85%                              $ 82.93
Technology Fund, a series of Rydex Variable Trust                               0.85%                              $ 19.90

TELECOMMUNICATIONS FUND, A SERIES OF RYDEX SERIES FUNDS                         0.85%                              $ 12.85

                                                                          ANNUAL COMPENSATION TO
                                                                          THE INVESTMENT ADVISER
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT                        (AS A PERCENTAGE OF AVERAGE DAILY
Name(s) of Other Fund(s) with Similar Objectives                               NET ASSETS)                NET ASSETS (IN MILLIONS)
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications Fund, a series of Rydex Variable Trust                       0.85%                               $ 5.76

TRANSPORTATION FUND, A SERIES OF RYDEX SERIES FUNDS                             0.85%                              $ 15.35
Transportation Fund, a series of Rydex Variable Trust                           0.85%                               $ 7.81

U.S. GOVERNMENT MONEY MARKET FUND, A SERIES OF RYDEX                            0.50%                             $ 868.15
SERIES FUNDS
U.S. Government Money Market Fund, a series of Rydex                            0.50%                             $ 162.92
Variable Trust

U.S. LONG SHORT MOMENTUM FUND, A SERIES OF RYDEX                                0.90%                             $ 164.99
SERIES FUNDS
U.S. Long Short Momentum Fund, a series of Rydex Variable                       0.90%                              $ 53.25
Trust

UTILITIES FUND, A SERIES OF RYDEX SERIES FUNDS                                  0.85%                              $ 21.87
Utilities Fund, a series of Rydex Variable Trust                                0.85%                              $ 14.74

WEAKENING DOLLAR 2x STRATEGY FUND, A SERIES OF RYDEX                            0.90%                              $ 38.23
SERIES FUNDS
Weakening Dollar 2x Strategy Fund, a series of Rydex                            0.90%                               $ 6.05
Variable Trust

The Investment Adviser did not reduce or waive its investment advisory fees for the period indicated.
_________________________

1 The Fund invests primarily in underlying funds (the "Underlying Funds"). The Investment Adviser receives an investment advisory fee for managing the Underlying Funds. The Underlying Funds pay a monthly investment advisory fee to the Investment Adviser for its services. The fee is based on the average net daily assets of each Underlying Fund and calculated at an annual rate for each Underlying Fund. For more information regarding the Underlying funds' investment advisory fees and expense limitations, please see the Prospectus and applicable sections of the Statement of Additional Information. The Funds benefit from the investment advisory services provided to the Underlying Funds and, as shareholders of those Underlying Funds, indirectly bear a proportionate share of those Underlying Funds' advisory fees.

2 The Fund may invest in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary has entered into a separate advisory agreement with the Investment Adviser for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays the Investment Adviser a management fee at the same rate that the Fund pays the Investment Adviser for services provided to the Fund. The Investment Adviser has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the Investment Adviser unless the Investment Adviser first obtains the prior approval of the Fund's Board of Trustees for such termination. The management fees included in the table reflect the net management fees paid to the Investment Adviser by the Fund after the fee waiver.

                                   APPENDIX F

                     FORM OF NEW SUB-ADVISORY AGREEMENT WITH
                  AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

AGREEMENT made this [ ] day of [ ], 2011 by and between Security Investors, LLC ("Adviser") and American Independence Financial Services, LLC (the "Sub-Adviser");

WHEREAS, the Rydex Series Funds (the "Trust"), a Delaware statutory trust, is an open-end, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), consisting of several series, including the Long Short Interest Rate Strategy Fund (the "Fund"), each having its own investment policies; and

WHEREAS, the Trust has retained the Adviser to provide the Trust with business and asset management services, subject to the control of the Trust's Board of Trustees;

WHEREAS, the Trust's agreement with the Adviser permits the Adviser to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render certain research and investment management services to the Fund, and the Sub-Adviser desires to render such services;

NOW THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. (a) Duties of Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as research provider for and to provide certain investment advice for the management of the assets of the Fund, subject to the supervision of the Adviser and the Fund's Board of Trustees (the "Board") and subject to the terms of this Agreement. The Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the duties defined below.

           (i) The Sub-Adviser agrees to construct and provide the Adviser with the Long Short Treasury Strategy model in an electronic signal, forwarded to the Adviser on such intervals as determined by the Sub-Adviser (the "Signal"). The signal shall contain such information necessary for the Adviser to implement the Fund's strategy. Each Signal shall be delivered to the Adviser via electronic mail or such other form of communication as the parties mutually agree.

           (ii) The Sub-Adviser shall continuously monitor the performance of the Long Short Strategy model (the "Model") and will advise the Adviser of any necessary updates to the Model via a Signal.

           (iii) The Sub-Adviser will make available its officers and employees to meet with the Board at the Trust's principal place of business once each calendar year, on due notice to the Sub-Adviser, to review the Sub-Adviser's advice.

           (iv) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder as reasonably requested by the Adviser. The Sub-Adviser further agrees that all books and records maintained hereunder, including those maintained in electronic formats, shall be made available to the Trust or the Adviser upon reasonable request and notice.

           (v) In all matters relating to the performance of this Agreement, the Sub-Adviser and its members, officers, partners, employees and interested persons shall act in all material respects in conformity with the Trust's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement, and with the written instructions and directions of the Board and the Adviser, after receipt of such documents from the Trust, and shall comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

           In carrying out its obligations under this Agreement, the Sub-Adviser shall seek to ensure that, the Fund complies with all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision).

           (vi) The Sub-Adviser agrees to cooperate with the Adviser and the Fund and the Trust's officers and Trustees, including the Trust's Chief Compliance Officer ("CCO"), with respect to (i) compliance-related matters related to its responsibilities under this Agreement, and (ii) the Trust's reasonable efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined by Rule 38a-1 under the 1940 Act).

           (vii) The Sub-Adviser agrees to cooperate in such marketing efforts of the Fund, as reasonably requested by the Adviser.

     (b)   Duties of the Adviser.
           ----------------------

           (i) During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at the Sub-Adviser's principal office all materials, including registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to shareholders of the Fund or the public, that refer to the Sub-Adviser for Sub-Adviser's review and approval. The Sub-Adviser shall be deemed to have approved any such materials after 10 business days. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, email, or hand delivery.

           (ii) The Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust's Agreement and Declaration of Trust, (ii) the Trust's By-Laws, (iii) the Fund's registration statement under the 1940 Act and the Securities Act as filed with the Securities and Exchange Commission (the "Commission"), and (iv) any written instructions of the Trust's Board or the Adviser.

     2. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser as provided in Section 1(a) of this Agreement, the Adviser shall pay to the Sub-Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement. Such compensation shall be paid to the Sub-Adviser quarterly in arrears. For purposes of calculating the compensation to be paid hereunder, the value of the net assets of the Fund shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the then current prospectus for the Fund.

     The Sub-Adviser's compensation shall be accrued for each calendar day the Sub-Adviser renders investment advisory services hereunder and the sum of the daily fee accruals shall be paid quarterly to the Sub-Adviser as soon as practicable following the last day of each calendar quarter, by wire transfer if so requested by the Sub-Adviser, but no later than ten (10) calendar days thereafter. If this Agreement shall be effective for only a portion of a quarter, then the Sub-Adviser's fee for said quarter shall be prorated for such portion.

     3. Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with its services under this Agreement and may, from time to time, at its sole expense, employ or associate itself with such persons as it believes to be fitted to assist it in the execution of its duties hereunder.

     4. Status of Sub-Adviser. The services of the Sub-Adviser to the Trust are not to be deemed exclusive, and the Sub-Adviser and its directors, officers, employees and affiliates shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its services to the Trust are not impaired thereby. The Adviser understands that the Sub-Adviser provides investment advisory services to numerous other funds and accounts. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     5. Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

           (a) The Sub-Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

           (b) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act;

           (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

           (d) The Sub-Adviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association (the "NFA");

           (e) This Agreement is a valid and binding agreement of the Sub-
     Adviser;

           (f) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

           (g) The Sub-Adviser has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

     6. Representations and Warranties of Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

           (a) The Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act;

           (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the CFTC and the NFA;

           (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

           (d) The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

           (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser; and

           (f) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement

     7. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 5 and 6 hereof shall survive for the duration of this Agreement and either party hereto shall promptly notify the other in writing upon becoming aware that any of their foregoing representations or warranties is no longer true.

     8. Liability of Sub-Adviser. No provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of the Sub-Adviser's obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Adviser, to the Fund or the Trust, or any of the Fund's shareholders, for any act or omission in the case of, or connected with, rendering services hereunder.

     9. Indemnification. The Sub-Adviser shall indemnify the Adviser and the Trust, and their respective officers and trustees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser's obligations and duties hereunder. The Adviser shall indemnify the Sub-Adviser and its officers and members for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Sub-Adviser's performance of its obligations hereunder, except where such liability or expense results from the Sub-Adviser's willful misfeasance, bad faith or gross negligence, or the reckless disregard of the Sub-Adviser's obligations and duties hereunder.

     10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval and thereafter for periods of one year for so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Sub- Adviser, or by the Sub-Adviser at any time without the payment of any penalty, on 60 days' written notice to the Adviser and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment, or upon termination of the investment advisory agreement between the Adviser and the Trust. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at the primary office of such party, unless such party has previously designated another address.

     As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940

Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Commission under said Act.

     11. Amendment. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and, no amendment of this Agreement shall be effective until approved by the Board and, solely to the extent required by the 1940 Act, regulations thereunder and/or interpretations thereof, the shareholders of the Fund.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law provisions, and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

     13. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     16.   Confidentiality.
           ----------------

           (a) Each party agrees that it will treat confidentially all information provided by the other party regarding such other party's businesses and operations, including without limitation the investment activities or holdings of the Fund ("Confidential Information"). All Confidential Information provided by a party hereto shall be used only by the other party hereto solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party without the prior consent of the providing party, except for any party that is under common control and except for a limited number of employees, attorneys, accountants and other advisers of the party receiving the information on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

           (b) The foregoing Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the recipient; (ii) is demonstrably known to the recipient prior to execution of this Agreement; (iii) is independently developed by the recipient through no wrongful act of the recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that recipient learns of such information or knowledge, (v) has been rightfully and lawfully obtained by recipient from any third party; or (vi) is legally compelled to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

           (c) It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Adviser and the Trust as confidential and for use only by the Adviser and the Fund. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and the Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Fund for a period of at least 30 days after month end, except that the Fund's top 10 holdings may be disclosed 30 days after month end. In addition, the Adviser or the Trust may disclose, earlier than 30 days after month end, a list of the securities held by the Fund to certain third parties who have entered into a confidentiality agreement with the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                 SECURITY INVESTORS, LLC

                                 By:     _______________________________________
                                 Name:   Richard Goldman
                                 Title:  President

                                 Attest: _______________________________________
                                 Name:   Michael Byrum
                                 Title:  Secretary

                                 AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

                                 By:     _______________________________________
                                 Name:
                                 Title:  President

                                 Attest: _______________________________________
                                 Name:
                                 Title:  Secretary

                                   SCHEDULE A
                                     TO THE
                              SUB-ADVISER AGREEMENT
                                     BETWEEN
                             SECURITY INVESTORS, LLC
                                       AND
                  AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC
                                     FOR THE
                     LONG SHORT INTEREST RATE STRATEGY FUND

The Adviser shall pay compensation to the Sub-Adviser pursuant to section 2 of the Sub-Adviser Agreement between said parties in accordance with the following annual percentage rate:

     Long Short Interest Rate Strategy Fund: 0.20% per annum (net of waivers and reimbursements)

DATED: [ ]

                                   APPENDIX G

         INFORMATION REGARDING THE SUB-ADVISORY AGREEMENT WITH AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC AND FEES PAID TO THE SUB-ADVISER

     American Independence Financial Services, LLC (the "Sub-Adviser") currently serves as sub-adviser to the Long Short Interest Rate Strategy Fund, a series of Rydex Series Funds (the "Fund"), pursuant to the investment sub-advisory agreement between Security Investors, LLC, the Fund's investment adviser (the "Investment Adviser"), and the Sub-Adviser. The table below provides the following information:

     (i)   the date of the Sub-Advisory Agreement;

     (ii) the date on which the Fund's shareholders last approved the Fund's Sub-Advisory Agreement;

     (iii) the annual rate of sub-advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund; and

     (iv) the aggregate amount of advisory fees paid by the Investment Adviser to the Sub-Adviser for the Sub-Adviser's sub-advisory services to the Fund during the Fund's fiscal year ended December 31, 2010.

                                               DATE OF         DATE OF LAST                          SUB-ADVISORY
                                            SUB-ADVISORY       SHAREHOLDER       SUB-ADVISORY        FEES PAID TO
FUND                                         AGREEMENT           APPROVAL            FEES             SUB-ADVISER
--------------------------------------------------------------------------------------------------------------------
Long Short Interest Rate Strategy Fund        8/1/2010          6/30/2010            0.20%             $24,193.83

                                   APPENDIX H

        DIRECTORS/TRUSTEES/MANAGERS AND OFFICERS OF AMERICAN INDEPENDENCE
                             FINANCIAL SERVICES, LLC

     MANAGERS AND PRINCIPAL EXECUTIVE OFFICERS OF AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC. The business address of the managers and principal executive officers is 335 Madison Avenue, Mezzanine, New York, New York 10017.


                        POSITION HELD WITH AMERICAN                   OTHER PRINCIPAL
NAME                    INDEPENDENCE FINANCIAL SERVICES, LLC          OCCUPATION/POSITION
-----------------------------------------------------------------------------------------
Theresa C. Donavan      Chief Compliance Officer                      None
Robert A. Campbell      Vice President                                None
T. Kirkham Barneby      Chief Strategist and Portfolio Manager        None
Emil A. Polito          Senior Executive Director - Global Wealth     None
                        Management & Management & Strategic
                        Development
Jeffrey A. Miller       President of Value Equities                   None
Eric M. Rubin           President                                     None
John J. Pileggi         Managing Partner                              None

There are no Trustees/Officers of the Fund who hold position(s) with American Independence Financial Services, LLC.

                                   APPENDIX I

         ADVISORY FEE RATES OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
            ADVISED BY AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

     Each of the tables below lists the names of other mutual funds advised or sub-advised by American Independence Financial Services, LLC ("AIFS") with similar investment objectives as the Long Short Interest Rate Strategy Fund (the "Fund"), and information concerning the Fund's and such other funds' net assets and the rate of compensation for AIFS for its services to the Fund and such other funds.

                                                         ANNUAL
                                                      COMPENSATION
                                                      TO AIFS (AS A
                                                      PERCENTAGE OF
NAME OF FUND SUBJECT TO THIS PROXY STATEMENT          AVERAGE DAILY          NET ASSETS
Name(s) of Other Fund(s) with Similar Objectives        NET ASSETS)        (IN MILLIONS)
--------------------------------------------------------------------------------------------
LONG SHORT INTEREST RATE STRATEGY FUND, A SERIES OF        0.20%           $     164.3
RYDEX SERIES FUNDS
American Independence Bull Bear Fund                       0.50%           $        40

                                   APPENDIX J

                               OUTSTANDING SHARES

    AS of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

                              RYDEX DYNAMIC FUNDS:

                                                                SHARES OUTSTANDING
                                             --------------------------------------------------------
FUND                                          A-CLASS       C-CLASS         H-CLASS          TOTAL
-----------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                         164096.86      112275.19      2083705.60      2360077.65
Inverse Dow 2x Strategy Fund                  86420.89      107457.64       914812.17      1108690.70
Inverse NASDAQ-100(R) 2x Strategy Fund       272844.85     1323731.19     12832225.16     14428801.21
Inverse Russell 2000(R) 2x Strategy Fund     258674.34      418113.66      7478720.27      8155508.28
Inverse S&P 500 2x Strategy Fund             655597.86      739626.77     10314628.16     11709852.78
NASDAQ-100(R) 2x Strategy Fund                38434.95      127602.60      1167481.86      1333519.41
Russell 2000(R) 2x Strategy Fund              17680.02        9174.02       217262.17       244116.21
S&P 500 2x Strategy Fund                     285173.27      559776.46      3346872.82      4191822.55

                               RYDEX SERIES FUNDS
                       (U.S. Government Money Market Fund)

                                    SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------
      A-CLASS         C-CLASS       ADVISOR CLASS     INVESTOR CLASS     INVESTOR 2 CLASS        TOTAL
----------------------------------------------------------------------------------------------------------
    39738256.99     59746372.03     891585341.87       903067385.84         43697786.78      1937835143.51
----------------------------------------------------------------------------------------------------------

                               RYDEX SERIES FUNDS

(Alternative Strategies Fund, Event Driven and Distressed Strategies Fund, Long/
  Short Commodities Strategy Fund, Long Short Equity Strategy Fund, Long Short
   Internet Rate Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge
                                Strategies Fund)

                                                                     SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
FUND                                A-CLASS      C-CLASS       H-CLASS     INSTITUTIONAL CLASS     Y-CLASS        TOTAL
--------------------------------------------------------------------------------------------------------------------------
Alternative Strategies Fund          92359.15      5891.43      48258.24          1200.04                N/A     147708.86
Event Driven and Distressed
  Strategies Fund                   287658.17     50175.81     291364.55          8709.28                N/A     637907.82
Long/Short Commodities
  Strategy Fund                    4288980.36   1345884.97    8653108.77       1150530.09             416.50   15438920.69
Long Short Equity Strategy Fund     146197.16      8176.97      70746.15          4597.85                N/A     229718.14
Long Short Internet Rate
  Strategy Fund                    1674985.73    743652.32    1476097.38       1605970.54                N/A    5500705.97
Managed Futures Strategy Fund     26793857.75   4780573.64   41435734.15       4407577.20        16398546.17   93816288.91
Multi-Hedge Strategies Fund         602237.90    502361.70    1234933.79         13189.67                N/A    2352723.06

                               RYDEX SERIES FUNDS
                               (all other series)

                                                                             SHARES OUTSTANDING
                                         -------------------------------------------------------------------------------
FUND                                      A-CLASS     C-CLASS      H-CLASS   ADVISOR CLASS   INVESTOR CLASS     TOTAL
------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund       396055.89    623882.79   219022.77         N/A              N/A      1238961.44
All-Asset Conservative Strategy Fund     289327.02    758275.26   248796.21         N/A              N/A      1296398.50
All-Asset Moderate Strategy Fund         711533.99   1437720.89   367567.98         N/A              N/A      2516822.86
Alternative Strategies Fund               92359.15      5891.43    48258.24         N/A              N/A       147708.86
Alternative Strategies Allocation Fund   108405.06    159641.92   580754.01         N/A              N/A       848801.00
Banking Fund                              36919.88     47193.87         N/A     6076.37         89063.52       179253.64

                                                                       SHARES OUTSTANDING
                                     ------------------------------------------------------------------------------------
FUND                                   A-CLASS      C-CLASS      H-CLASS     ADVISOR CLASS   INVESTOR CLASS      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Basic Materials Fund                   280326.95    212175.96          N/A      76692.57        820513.89      1389709.37
Biotechnology Fund                     311846.72    171718.91          N/A     156873.85       1876837.45      2517276.92
Commodities Strategy Fund              403171.81    246555.71   1059085.28           N/A              N/A      1708812.80
Consumer Products Fund                 399047.14    158234.50          N/A     180446.64       2447517.06      3185245.35
Electronics Fund                        17846.45      8038.18          N/A      32883.02        114883.55       173651.20
Emerging Markets 2x Strategy Fund        1613.17      1539.72    187835.56           N/A              N/A       190988.45
Energy Fund                            241597.13    656760.66          N/A     230181.70       1555338.66      2683878.16
Energy Services Fund                   164708.96    251659.97          N/A     146285.57        719277.53      1281932.03
Europe 1.25x Strategies Fund            19536.68     66460.20    451496.23           N/A              N/A       537493.11
Event Driven and Distressed
  Strategies Fund                      287658.17     50175.81    291364.55           N/A              N/A       637907.82
Financial Services Fund                 11082.79     13682.58          N/A      11155.30         62317.85       98238.53]
Government Long Bond 1.2x
  Strategy Fund                        375008.69    473245.26          N/A    8891235.17       5825881.06     15565370.17
Health Care Fund                       134866.46    291654.44          N/A     208820.46        942985.64      1578326.99
High Yield Strategy Fund               614822.70    351001.47    309546.66          0.00              N/A      1275370.82
Internet Fund                           19801.84     15560.97          N/A      20485.19        217091.54       272939.55
Inverse Emerging Markets 2x
  Strategy Fund                         13977.73     8225.43      74237.45           N/A              N/A        96440.61
Inverse Government Long Bond
  Strategy Fund                       5084252.73   8928123.54          N/A    1931473.69      23831356.80     39775206.76
Inverse High Yield Strategy Fund       129406.30     24021.97   1233912.56           N/A              N/A      1387340.84
Inverse Mid-Cap Strategy Fund            9120.31     21314.00    429895.70           N/A              N/A       460330.01
Inverse NASDAQ-100(R) Strategy
  Fund                                  59436.23     94658.93          N/A     249134.72       1407692.42      1810922.30
Inverse Russell 2000(R)
  Strategy Fund                         50793.19     98676.88   2201972.40           N/A              N/A      2351442.47
Inverse S&P 500 Strategy Fund          380960.85    458733.46          N/A     678771.50      10546670.15     12065135.95
Japan 2x Strategy Fund                  91352.42     10196.94    157470.05           N/A              N/A       259019.41
Leisure Fund                            15174.94     10764.39          N/A      21711.39         54454.12       102104.84
Long/Short Commodities Strategy
  Fund                                4288980.36   1345884.97   8653108.77           N/A              N/A     15438920.69
Long Short Equity Strategy Fund        146197.16      8176.97      70746.15          N/A              N/A       229718.14
Long Short Internet Rate
  Strategy Fund                       1674985.73    743652.32    1476097.38          N/A              N/A      5500705.97
Managed Futures Strategy Fund        26793857.75   4780573.64   41435734.15          N/A              N/A     93816288.91
Mid-Cap 1.5x Strategy Fund              27504.74    201502.76    314552.56           N/A              N/A       543560.06
Multi-Hedge Strategies Fund            602237.90    502361.70   1234933.79           N/A              N/A      2352723.06
NASDAQ-100(R) Fund                     551786.88    935611.51          N/A     829911.60      36370855.82     38688165.81
Nova Fund                               58566.78    401117.18          N/A     165815.72       1405757.86      2031257.55
Precious Metals Fund                   114038.38    451475.28          N/A     364939.94       1162336.92      2092790.52
Real Estate Fund                       127113.21     49453.11    267101.00           N/A              N/A       443667.32
Retailing Fund                          22424.00     86785.48          N/A      93683.39        555928.88       758821.74
Russell 2000(R) 1.5x Strategy Fund      17210.87     70841.75    279982.12           N/A              N/A       368034.75
Russell 2000(R) Fund                   200201.03    286923.39   1552699.05           N/A              N/A      2039823.47
S&P 500 Fund                            14063.74     55834.43    174903.94           N/A              N/A       244802.10
S&P 500 Pure Growth Fund              1053426.87    302269.10   4596145.74           N/A              N/A      5951841.71
S&P 500 Pure Value Fund                 21549.82     59692.58    185743.58           N/A              N/A       266985.98
S&P MidCap 400 Pure Growth Fund        279932.63     78792.99    264782.93           N/A              N/A       623508.55
S&P MidCap 400 Pure Value Fund          40945.18    120733.18    322832.99           N/A              N/A       484511.35
S&P SmallCap 600 Pure Growth Fund     1353596.15    281133.57   4735864.31           N/A              N/A      6370594.03
S&P SmallCap 600 Pure Value Fund        90875.64    208600.79          N/A     151627.70        589245.87      1040350.00
Strengthening Dollar 2x Strategy
  Fund                                  45890.87    122969.48          N/A      16793.34        165391.21       351044.90
Technology Fund                         65990.01     38562.60          N/A      17491.80        136937.66       258982.08
Telecommunications Fund                215925.30    251777.20          N/A     132378.28       2384919.96      2985000.74
Transportation Fund                   1548099.29   3209315.76   5210710.57           N/A              N/A      9968125.61
Utilities Fund                         269217.04    146827.13    832627.81           N/A              N/A      1248671.98
U.S. Long Short Momentum Fund          396055.89    623882.79    219022.77           N/A              N/A      1238961.44
Weakening Dollar 2x Strategy Fund      289327.02    758275.26    248796.21           N/A              N/A      1296398.50

                                   APPENDIX K

            BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

    As of the Record Date, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund's outstanding securities:

                               RYDEX DYNAMIC FUNDS

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
  NAME OF THE FUND                             SHARE CLASS   SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Dow 2x Strategy Fund                             Class A        54,640.05     33.30%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63115
Dow 2x Strategy Fund                             Class A        38,267.76     23.30%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10091
Dow 2x Strategy Fund                             Class A        15,008.51      9.14%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1996
Dow 2x Strategy Fund                             Class A        12,852.98      7.85%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2233
Dow 2x Strategy Fund                             Class C        16,821.54     14.99%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1999
Dow 2x Strategy Fund                             Class C        16,296.72     14.52%     AMERICAN ENTERPRISE INV SVCS
                                                                                         707 2ND AVENUE SOUTH
                                                                                         MINNEAPOLIS, MN 55403
Dow 2x Strategy Fund                             Class C        14,190.20     12.64%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10105
Dow 2x Strategy Fund                             Class C        13,479.96     12.01%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63116
Dow 2x Strategy Fund                             Class C         8,362.60      7.43%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69103
Dow 2x Strategy Fund                             Class C         6,247.18      5.57%     UBS FINANCIAL SERVICES INC.
                                                                                         4822 HOLLADAY, NO 170
                                                                                         SALT LAKE CITY UT 84117-5469
Dow 2x Strategy Fund                             Class H     1,366,011.48     65.56%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2247
Dow 2x Strategy Fund                             Class H       128,913.42      6.19%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10071
Inverse Dow 2x Strategy Fund                     Class A        27,303.84     31.57%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10092
Inverse Dow 2x Strategy Fund                     Class A        16,122.21     18.69%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2000
Inverse Dow 2x Strategy Fund                     Class A         8,630.61      9.99%     MITRA & CO
                                                                                         11270 W PARK PLACE STE 400
                                                                                         MILWAUKEE, WI 53224-3638
Inverse Dow 2x Strategy Fund                     Class A         8,096.98      9.39%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69106
Inverse Dow 2x Strategy Fund                     Class A         6,273.34      7.26%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63116
Inverse Dow 2x Strategy Fund                     Class A         4,781.64      5.53%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07334

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                         SHARE CLASS   SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Inverse Dow 2x Strategy Fund                     Class C       35,217.00      32.84%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10093
Inverse Dow 2x Strategy Fund                     Class C       13,606.45      12.66%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63117
Inverse Dow 2x Strategy Fund                     Class C       13,447.94      12.51%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4155
Inverse Dow 2x Strategy Fund                     Class C       10,834.90      10.08%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69113
Inverse Dow 2x Strategy Fund                     Class C        9,489.21       8.83%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2238
Inverse Dow 2x Strategy Fund                     Class C        7,000.00       6.51%     OPPENHEIMER & CO INC.
                                                                                         18908 MT CIMARRON ST
                                                                                         FOUNTAIN VALLEY CA 92705
Inverse Dow 2x Strategy Fund                     Class H      212,519.13      23.23%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10072
Inverse Dow 2x Strategy Fund                     Class H      151,052.34      16.51%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4156
Inverse Dow 2x Strategy Fund                     Class H       52,850.57       5.80%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10094
Inverse Dow 2x Strategy Fund                     Class H       49,675.18       5.43%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                             OMAHA, NE 68103-2248
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       68,150.20      24.98%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10095
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       52,311.30      19.17%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07335
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       36,319.61      13.31%     MITRA & CO
                                                                                         11270 W PARK PLACE STE 400
                                                                                         MILWAUKEE, WI 53224-3639
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       30,292.73      11.09%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1994
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       23,685.29       8.68%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63118
Inverse NASDAQ-100(R) 2x Strategy Fund           Class A       15,022.64       5.51%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2235
Inverse NASDAQ-100(R) 2x Strategy Fund           Class C      230,786.74      17.44%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                         CORPORATION INC.
                                                                                         P.O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303
Inverse NASDAQ-100(R) 2x Strategy Fund           Class C      180,367.46      13.63%     FIRST CLEARING, LLC
                                                                                         22 PERWINKLE DRIVE
                                                                                         MOUNT LAUREL, NJ 08054
Inverse NASDAQ-100(R) 2x Strategy Fund           Class C       91,870.69       6.94%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07336
Inverse NASDAQ-100(R) 2x Strategy Fund           Class C       88,873.31       6.71%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69104

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Inverse NASDAQ-100(R) 2x Strategy Fund         Class C          66,218.65      5.00%     RAYMOND JAMES & ASSOC INC
                                                                                         PO BOX 1287
                                                                                         PASCAGOULA MS 39568-1287876
Inverse NASDAQ-100(R) 2x Strategy Fund         Class H       2,685,148.99     20.93%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10073
Inverse NASDAQ-100(R) 2x Strategy Fund         Class H       1,523,994.66     11.88%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4157
Inverse NASDAQ-100(R) 2x Strategy Fund         Class H         815,851.76      6.36%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2249
Inverse Russell 2000(R) 2x Strategy Fund       Class A          71,722.84     27.73%     TRUST COMPANY OF AMERICA
                                                                                         P O BOX 6503
                                                                                         ENGLEWOOD, CO 80118
Inverse Russell 2000(R) 2x Strategy Fund       Class A          38,484.57     14.87%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10096
Inverse Russell 2000(R) 2x Strategy Fund       Class A          37,235.61     14.39%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69110
Inverse Russell 2000(R) 2x Strategy Fund       Class A          18,061.96      6.98%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63119
Inverse Russell 2000(R) 2x Strategy Fund       Class A          13,239.49      5.13%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2236
Inverse Russell 2000(R) 2x Strategy Fund       Class C         128,018.29     30.69%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10097
Inverse Russell 2000(R) 2x Strategy Fund       Class C          35,275.59      8.44%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4158
Inverse Russell 2000(R) 2x Strategy Fund       Class C          34,594.67      8.31%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1993
Inverse Russell 2000(R) 2x Strategy Fund       Class C          29,537.80      7.07%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69109
Inverse Russell 2000(R) 2x Strategy Fund       Class C          26,738.17      6.40%     OPPENHEIMER & CO INC.
                                                                                         111 KIOWA LANE
                                                                                         MONROE LA 71203
Inverse Russell 2000(R) 2x Strategy Fund       Class H       2,793,421.94     37.35%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2250
Inverse Russell 2000(R) 2x Strategy Fund       Class H       1,997,269.33     26.71%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10074
Inverse S&P 500 2x Strategy Fund               Class A          13,355.47     26.33%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10098
Inverse S&P 500 2x Strategy Fund               Class A         168,471.50     25.68%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69107
Inverse S&P 500 2x Strategy Fund               Class A         130,635.56     19.84%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2239
Inverse S&P 500 2x Strategy Fund               Class A          88,592.97     13.51%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63120
Inverse S&P 500 2x Strategy Fund               Class A          71,713.26     10.94%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1995

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 2x Strategy Fund               Class A          64,827.64      9.84%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10099
Inverse S&P 500 2x Strategy Fund               Class C         256,321.74     34.63%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10100
Inverse S&P 500 2x Strategy Fund               Class C         100,205.41     13.55%     TRUST COMPANY OF AMERICA
                                                                                         P O BOX 6503
                                                                                         ENGLEWOOD, CO 80116
Inverse S&P 500 2x Strategy Fund               Class C          84,077.94     11.33%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69105
Inverse S&P 500 2x Strategy Fund               Class C          78,035.90     10.55%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4159
Inverse S&P 500 2x Strategy Fund               Class C          65,141.38      8.81%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63121
Inverse S&P 500 2x Strategy Fund               Class C          54,442.41      7.39%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2237
Inverse S&P 500 2x Strategy Fund               Class H       5,343,895.10     51.81%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10075
Inverse S&P 500 2x Strategy Fund               Class H       1,028,428.62      9.97%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4160
NASDAQ-100(R) 2x Strategy Fund                 Class A           7,415.06     19.29%     STIFEL NICOLAUS & CO INC
                                                                                         501 NORTH BROADWAY
                                                                                         ST LOUIS MO 63102
NASDAQ-100(R) 2x Strategy Fund                 Class A           7,358.43     19.15%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07337
NASDAQ-100(R) 2x Strategy Fund                 Class A           4,098.93     10.69%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1998
NASDAQ-100(R) 2x Strategy Fund                 Class A           2,995.14      7.79%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10101
NASDAQ-100(R) 2x Strategy Fund                 Class A           2,070.58      5.40%     OPPENHEIMER & CO INC.
                                                                                         125 BROAD STREET
                                                                                         NEW YORK, NY 10004
NASDAQ-100(R) 2x Strategy Fund                 Class C          16,748.58     13.17%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                         CORPORATION INC.
                                                                                         P.O. BOX 2052
                                                                                         JERSEY CITY, NJ 07304
NASDAQ-100(R) 2x Strategy Fund                 Class C          13,938.97     10.92%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63122
NASDAQ-100(R) 2x Strategy Fund                 Class C           9,918.61      7.72%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69112
NASDAQ-100(R) 2x Strategy Fund                 Class C           8,714.85      6.88%     AMERICAN ENTERPRISE INV SVCS
                                                                                         707 2ND AVENUE SOUTH
                                                                                         MINNEAPOLIS, MN 55402
NASDAQ-100(R) 2x Strategy Fund                 Class C           7,211.89      5.65%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07339
NASDAQ-100(R) 2x Strategy Fund                 Class H         214,334.11     18.36%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10076

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) 2x Strategy Fund                 Class H        139,953.99      11.99%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
NASDAQ-100(R) 2x Strategy Fund                 Class H         95,965.23       8.22%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2251
NASDAQ-100(R) 2x Strategy Fund                 Class H         69,819.40       5.98%     CITICORP USA, INC
                                                                                         227 WEST MONROE STREET, 3RD FL
                                                                                         CHICAGO, IL 60606
NASDAQ-100(R) 2x Strategy Fund                 Class H         59,407.41       5.09%     MERRILL LYNCH, PIERCE, FENNER &
                                                                                         SMITH, INC.
                                                                                         4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                                                         JACKSONVILLE, FL 32246
Russell 2000(R) 2x Strategy Fund               Class A          6,357.22      35.94%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2234
Russell 2000(R) 2x Strategy Fund               Class A          2,422.41      13.70%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69108
Russell 2000(R) 2x Strategy Fund               Class A          1,815.97      10.30%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2001
Russell 2000(R) 2x Strategy Fund               Class A          1,243.12       7.01%     OPPENHEIMER & CO INC.
                                                                                         1825 12TH AVE NE
                                                                                         ISSAQUAH WA 98029
Russell 2000(R) 2x Strategy Fund               Class A          1,116.23       6.33%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10102
Russell 2000(R) 2x Strategy Fund               Class C          3,874.39      42.25%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1997
Russell 2000(R) 2x Strategy Fund               Class C          1,169.82      12.74%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10103
Russell 2000(R) 2x Strategy Fund               Class C            567.81       6.19%     RBC CAPITAL MARKETS LLC
                                                                                         7525 PIONEER WAY STE 102
                                                                                         GIG HARBOR WA 98335-1165
Russell 2000(R) 2x Strategy Fund               Class C            509.38       5.55%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63123
Russell 2000(R) 2x Strategy Fund               Class H         73,493.98      33.83%     CITICORP USA, INC
                                                                                         227 WEST MONROE STREET, 3RD FL
                                                                                         CHICAGO, IL 60607
Russell 2000(R) 2x Strategy Fund               Class H         36,429.05      16.77%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10077
Russell 2000(R) 2x Strategy Fund               Class H         11,593.12       5.34%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4162
S&P 500 2x Strategy Fund                       Class A         72,524.14      25.43%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07338
S&P 500 2x Strategy Fund                       Class A         49,317.27      17.29%     DETROL CORPORATION
                                                                                         C/O MUTUAL FUNDS
                                                                                         PO BOX 8971
                                                                                         WILMINGTON, DE 19899-8971
S&P 500 2x Strategy Fund                       Class A         28,922.44      10.15%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10104
S&P 500 2x Strategy Fund                       Class A         24,684.00       8.64%     NFS LLC
                                                                                         PO BOX 1289
                                                                                         NORTH PLATTE, NE 69111
S&P 500 2x Strategy Fund                       Class A         18,702.86       6.56%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63124

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 2x Strategy Fund                       Class C         94,901.93      16.95%     FIRST CLEARING, LLC
                                                                                         2873 ASHEVILLE HWY
                                                                                         CANTON NC 28716-8493
S&P 500 2x Strategy Fund                       Class C         79,184.63      14.15%     TRUST COMPANY OF AMERICA
                                                                                         P O BOX 6503
                                                                                         ENGLEWOOD, CO 80117
S&P 500 2x Strategy Fund                       Class C         50,403.81       8.98%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2002
S&P 500 2x Strategy Fund                       Class C         41,358.74       7.39%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER
                                                                                         PLAZA 2, 3RD FLOOR
                                                                                         JERSEY CITY, NJ 07340
S&P 500 2x Strategy Fund                       Class C         31,383.96       5.57%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                         CORPORATION INC.
                                                                                         P.O. BOX 2052
                                                                                         JERSEY CITY, NJ 07305
S&P 500 2x Strategy Fund                       Class C         30,718.99       5.49%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4163
S&P 500 2x Strategy Fund                       Class H        499,716.58      14.93%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4164
S&P 500 2x Strategy Fund                       Class H        391,923.04      11.71%     CITICORP USA, INC
                                                                                         227 WEST MONROE STREET, 3RD FL
                                                                                         CHICAGO, IL 60608
S&P 500 2x Strategy Fund                       Class H        360,282.38      10.76%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10078

                               RYDEX SERIES FUNDS

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
All-Asset Aggressive Strategy Fund             Class A         94,908.44      23.93%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-9998

All-Asset Aggressive Strategy Fund             Class A         83,921.77      21.19%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63103

All-Asset Aggressive Strategy Fund             Class A         43,874.94      11.09%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1981

All-Asset Aggressive Strategy Fund             Class A         33,337.92       8.39%     AMERITRADE INC
                                                                                         PO BOX 2226
                                                                                         OMAHA NE 68103-2237

All-Asset Aggressive Strategy Fund             Class C        123,898.51      19.85%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1998

All-Asset Aggressive Strategy Fund             Class C         60,786.15       9.74%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63104

All-Asset Aggressive Strategy Fund             Class C         55,336.84       8.86%     ROBERT W BAIRD & CO. INC.
                                                                                         777 EAST WISCONSIN AVENUE
                                                                                         MILWAUKEE WI 53202-5391
All-Asset Aggressive Strategy Fund             Class C         54,309.71       8.70%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-9999

All-Asset Aggressive Strategy Fund             Class C         44,053.73       7.07%     NFS LLC
                                                                                         7444 S MARION AVE
                                                                                         TULSA, OK 74136
All-Asset Aggressive Strategy Fund             Class C         40,566.11       6.50%     CHEVIS F HORNE (IRA)
                                                                                         430 EUDORA ST
                                                                                         DENVER, CO 80220
All-Asset Aggressive Strategy Fund             Class H         50,281.96      22.96%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10005

All-Asset Aggressive Strategy Fund             Class H         29,866.29      13.62%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1996

All-Asset Aggressive Strategy Fund             Class H         28,461.22      12.99%     UMB BANK NA
                                                                                         ONE SECURITY PLACE
                                                                                         TOPEKA, KS 66636-0001
All-Asset Aggressive Strategy Fund             Class H         25,676.47      11.72%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4122

All-Asset Aggressive Strategy Fund             Class H         20,024.78       9.14%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63105

All-Asset Aggressive Strategy Fund             Class H         12,550.12       5.73%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2226

All-Asset Aggressive Strategy Fund             Class H         11,987.15       5.48%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10000

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
All-Asset Conservative Strategy Fund           Class A         59,469.72      20.56%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2035

All-Asset Conservative Strategy Fund           Class A         49,153.53      16.98%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10001

All-Asset Conservative Strategy Fund           Class A         23,348.34       8.07%     NFS LLC
                                                                                         1477 CENTRE STREET
                                                                                         WEST ROXBURY, MA 02132
All-Asset Conservative Strategy Fund           Class A         18,502.81       6.39%     PENSON FINANCIAL SERVICES, INC.
                                                                                         1700 PACIFIC AVENUE, SUITE 1400
                                                                                         DALLAS, TX 75201

All-Asset Conservative Strategy Fund           Class C        113,246.55      14.96%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2025

All-Asset Conservative Strategy Fund           Class C         73,201.32       9.65%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10002

All-Asset Conservative Strategy Fund           Class C         71,728.30       9.46%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63106

All-Asset Conservative Strategy Fund           Class H         62,536.21      25.14%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2045

All-Asset Conservative Strategy Fund           Class H         35,465.37      14.25%     UMB BANK NA
                                                                                         ONE SECURITY PLACE
                                                                                         TOPEKA, KS 66636-0001

All-Asset Conservative Strategy Fund           Class H         23,878.74       9.60%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4123

All-Asset Conservative Strategy Fund           Class H         16,425.05       6.60%     LUCIE BOHANNON (RIRA)
                                                                                         130 MIDDLEBROOK RD
                                                                                         W HARTFORD, CT 06119
All-Asset Conservative Strategy Fund           Class H         15,416.58       6.20%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10006

All-Asset Conservative Strategy Fund           Class H         12,741.17       5.12%     TD AMERITRADE INC.
                                                                                         PO BOX 2226
                                                                                         OMAHA, NE 68103-2227

All-Asset Moderate Strategy Fund               Class A        193,067.79      27.14%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10003

All-Asset Moderate Strategy Fund               Class A        143,968.74      20.20%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1984

All-Asset Moderate Strategy Fund               Class A        135,138.25      19.00%     NFS LLC
                                                                                         PO BOX 11743
                                                                                         NEW IBERIA, LA 70562
All-Asset Moderate Strategy Fund               Class C        298,240.96      20.82%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2028

All-Asset Moderate Strategy Fund               Class C        182,926.51      12.72%     FIRST CLEARING, LLC
                                                                                         290 CLUBHOUSE RD
                                                                                         DELTA, PA 17314-8777

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
All-Asset Moderate Strategy Fund               Class C        165,892.24      11.56%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10004

All-Asset Moderate Strategy Fund               Class H         82,520.53      22.45%     UMB BANK NA
                                                                                         ONE SECURITY PLACE
                                                                                         TOPEKA, KS 66636-0001

All-Asset Moderate Strategy Fund               Class H         70,408.76      19.13%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1995

All-Asset Moderate Strategy Fund               Class H         44,016.61      11.98%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63107

All-Asset Moderate Strategy Fund               Class H         36,973.68      10.06%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10007

All-Asset Moderate Strategy Fund               Class H         31,560.77       8.59%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                         ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4124

Alternative Strategies Allocation Fund         Class A         36,721.29      33.85%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10005

Alternative Strategies Allocation Fund         Class A         35,305.65      32.56%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1982

Alternative Strategies Allocation Fund         Class A          8,248.55       7.63%     NFS LLC
                                                                                         615 PALISADE AVE
                                                                                         YONKERS, NY 10703

Alternative Strategies Allocation Fund         Class A          6,644.43       6.13%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER, PLAZA 2,
                                                                                         3RD FLOOR
                                                                                         JERSEY CITY, NJ 07311

Alternative Strategies Allocation Fund         Class A          6,269.74       5.78%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63108

Alternative Strategies Allocation Fund         Class C         30,546.26      19.10%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1979

Alternative Strategies Allocation Fund         Class C         21,814.13      13.66%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63109

Alternative Strategies Allocation Fund         Class C         16,558.46      10.36%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10006

Alternative Strategies Allocation Fund         Class C         11,504.98       7.21%     MORGAN STANLEY SMITH BARNEY
                                                                                         HARBORSIDE FINANCIAL CENTER, PLAZA 2,
                                                                                         3RD FLOOR
                                                                                         JERSEY CITY, NJ 07312

Alternative Strategies Allocation Fund         Class C          9,171.04       5.74%     DAWN D ARMSBY
                                                                                         3030 NY 2
                                                                                         CROPSEYVILLE, NY 12052
Alternative Strategies Allocation Fund         Class H        277,344.91      47.76%     RELIANCE TRUST
                                                                                         PO BOX 48529
                                                                                         ATLANTA GA 30328

                                                                            PERCENTAGE
                                                              AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS     SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Alternative Strategies Allocation Fund         Class H        102,738.59      17.65%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10007

Alternative Strategies Allocation Fund         Class H         53,173.58       9.16%     NATIONAL FINANCIAL SVCS CORP
                                                                                         200 LIBERTY STREET
                                                                                         NEW YORK, NY 10281-10008

Alternative Strategies Allocation Fund         Class H         43,052.87       7.41%     FIRST CLEARING, LLC
                                                                                         2801 MARKET STREET
                                                                                         SAINT LOUIS, MO 63110

Alternative Strategies Allocation Fund         Class H         29,898.93       5.14%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-1989

Alternative Strategies Fund                    Class A         63,670.24      68.94%     RYDEX ALTERNATIVE STRATEGIES ALLOCATION
                                                                                         FUND
                                                                                         9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20850

Alternative Strategies Fund                    Class A         20,323.44      22.01%     RYDEX EPT MODERATE
                                                                                         9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20850

Alternative Strategies Fund                    Class A          6,805.29       7.36%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2034

Alternative Strategies Fund                    Class C          3,253.44      55.22%     PERSHING LLC
                                                                                         P. O. BOX 2052
                                                                                         JERSEY CITY, NJ 07303-10008

Alternative Strategies Fund                    Class C            599.68      10.18%     LPL FINANCIAL
                                                                                         9785 TOWNE CENTRE DRIVE
                                                                                         SAN DIEGO CA 92121-2036

Alternative Strategies Fund                    Class C            419.74       7.12%     RYDEX DISTRIBUTORS
                                                                                         9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20850

Alternative Strategies Fund                    Class H         24,853.73      51.50%     RYDEX VA ALTERNATIVE STRATEGIES,
                                                                                         ALLOCATION FUND
                                                                                         9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20850

Alternative Strategies Fund                    Class H         14,721.98      30.51%     RYDEX EPT MODERATE -VA
                                                                                         9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20850

Alternative Strategies Fund                    Institutional      780.40      65.03%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                               Class                                     ATTN: MUTUAL FUNDS TEAM E, 101
                                                                                         MONTGOMERY STREET
                                                                                         SAN FRANCISCO, CA 94104-4125

Alternative Strategies Fund                    Institutional      419.64      34.97%     RYDEX DISTRIBUTORS
                                               Class                                     9601 BLACKWELL RD, STE 500
                                                                                         ROCKVILLE, MD 20851

Amerigo Fund                                   Advisor Class   15,702.74       8.89%     CYNTHIA MILANI
                                                                                         1763 STOCKTON ST
                                                                                         SAINT HELENA, CA 94574

Amerigo Fund                                   Advisor Class   10,226.26       5.79%     STEVEN B HOLSTEN MD
                                                                                         299 CAREW ST - SUITE 409
                                                                                         SPRINGFIELD, MA 01104-2361

Banking Fund                                   Advisor Class    2,188.45      36.02%     NATIONWIDE TRUST COMPANY
                                                                                         P.O. BOX 182029
                                                                                         COLUMBUS, OH 43218-2030

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Banking Fund                                Advisor Class       949.80        15.63%    SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4126

Banking Fund                                Advisor Class       427.63         7.04%    TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2228

Banking Fund                                Class A          20,093.85        54.43%    AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2242

Banking Fund                                Class A           4,860.79        13.17%    UBS FINANCIAL SERVICES INC.
                                                                                        PO BOX 20487
                                                                                        SEDONA AZ 86341-0487

Banking Fund                                Class A           3,016.67         8.18%    PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10097

Banking Fund                                Class A           2,746.87         7.44%    FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63111

Banking Fund                                Class A           2,559.47         6.94%    NFS LLC
                                                                                        4075 MOUNT OLYMPUS WAY
                                                                                        SALT LAKE CITY, UT 84124

Banking Fund                                Class C          31,290.83        66.30%    FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63112

Banking Fund                                Class C           6,514.48        13.85%    DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998-9998

Banking Fund                                Investor Class   38,103.80        42.79%    PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10009

Banking Fund                                Investor Class   12,991.03        14.59%    HENRY R BERGHOEF REVOCABLE TRUST
                                                                                        2 NORTH LA SALLE ST SUITE 500
                                                                                        CHICAGO, IL 60602

Banking Fund                                Investor Class   12,602.67        14.15%    SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4127

Banking Fund                                Investor Class    4,762.54         5.35%    NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10009

Basic Materials Fund                        Advisor Class    22,932.31        29.90%    NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2031

Basic Materials Fund                        Advisor Class    13,616.31        17.75%    TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2229

Basic Materials Fund                        Advisor Class     9,785.16        12.72%    LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1980

Basic Materials Fund                        Advisor Class     9,221.52        12.02%    PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10010

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials Fund                        Advisor Class      5,886.70       7.68%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10010

Basic Materials Fund                        Advisor Class      3,955.05       5.14%     AMERICAN ENTERPRISE INV SVCS
                                                                                        707 2ND AVENUE SOUTH
                                                                                        MINNEAPOLIS, MN 55402

Basic Materials Fund                        Class A           51,457.76      18.35%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10011

Basic Materials Fund                        Class A           41,579.29      14.86%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63113

Basic Materials Fund                        Class A           18,673.27       6.65%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2233

Basic Materials Fund                        Class A           18,561.52       6.63%     NFS LLC
                                                                                        8 DUVAL LANE
                                                                                        PLAINVILLE, CT 06062

Basic Materials Fund                        Class C           40,423.06      19.02%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10012

Basic Materials Fund                        Class C           38,747.29      18.26%     FIRST CLEARING, LLC
                                                                                        136 ALLEGANY ROAD
                                                                                        STEVENSVILLE MD 21666-3642

Basic Materials Fund                        Class C           15,062.56       7.10%     MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                        ACCOUNT
                                                                                        700 RED BROOK BLVD
                                                                                        OWINGS MILLS, MD 21117

Basic Materials Fund                        Class C           11,047.42       5.21%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2006

Basic Materials Fund                        Investor Class   282,197.47      34.39%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4128

Basic Materials Fund                        Investor Class   217,820.60      26.55%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10011

Basic Materials Fund                        Investor Class    61,608.97       7.52%     Oltrust & Company
                                                                                        2801 Buick Cadillac Blvd
                                                                                        Bloomington IN 47401

Basic Materials Fund                        Investor Class    60,420.07       7.36%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63114

Biotechnology Fund                          Advisor Class     50,682.98      32.31%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2230

Biotechnology Fund                          Advisor Class     32,660.76      20.82%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2032

Biotechnology Fund                          Advisor Class     30,396.90      19.38%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10012

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Biotechnology Fund                          Class A          100,255.29      32.23%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10098

Biotechnology Fund                          Class A           92,635.45      29.70%     NFS LLC
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281

Biotechnology Fund                          Class A           61,361.02      19.70%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2240

Biotechnology Fund                          Class C           20,821.11      12.14%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998-9999

Biotechnology Fund                          Class C           20,552.07      11.97%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63115

Biotechnology Fund                          Class C           10,552.61       6.15%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2024

Biotechnology Fund                          Class C            8,800.98       5.12%     STIFEL NICOLAUS & CO INC.
                                                                                        501 NORTH BROADWAY
                                                                                        ST LOUIS MO 63108

Biotechnology Fund                          Investor Class   676,168.30      36.03%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10013

Biotechnology Fund                          Investor Class   647,916.41      34.52%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4129

Clermont Fund                               Advisor Class     11,115.59      18.67%     RACHEL LEAH GARBER (IRA)
                                                                                        147 FOXWOOD RD
                                                                                        STAMFORD, CT 06903

Clermont Fund                               Advisor Class      8,481.15      14.25%     VIOLET J HALLAM (IRA)
                                                                                        PO BOX 138
                                                                                        NAVESINK, NJ 07752

Clermont Fund                               Advisor Class      5,952.38      10.00%     STEVEN B HOLSTEN MD
                                                                                        299 CAREW ST - SUITE 409
                                                                                        SPRINGFIELD, MA 01104-2361

Clermont Fund                               Advisor Class      4,431.08       7.44%     STEPHEN HUTNICK OR MARY HUTNICK
                                                                                        107 KENDALL RD
                                                                                        KENDALL PARK, NJ 08824

Commodities Strategy Fund                   Class A           92,253.19      22.88%     MORGAN STANLEY SMITH BARNEY
                                                                                        HARBORSIDE FINANCIAL CENTER
                                                                                        PLAZA 2, 3RD FLOOR
                                                                                        JERSEY CITY, NJ 07313

Commodities Strategy Fund                   Class A           59,607.64      14.79%     NFS LLC
                                                                                        201 ALETHA DRIVE
                                                                                        SIKESTON, MO 63801

Commodities Strategy Fund                   Class A           58,794.12      14.60%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10013

Commodities Strategy Fund                   Class A           50,527.70      12.53%     RYDEX ALTERNATIVE STRATEGIES ALLOCATION
                                                                                        FUND
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20851

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Commodities Strategy Fund                   Class A           33,119.62       8.21%     RYDEX EPT MODERATE
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20851

Commodities Strategy Fund                   Class A           31,086.90       7.74%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1976

Commodities Strategy Fund                   Class A           25,124.28       6.23%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63116

Commodities Strategy Fund                   Class C           63,460.76      25.74%     FIRST CLEARING, LLC
                                                                                        136 ALLEGANY ROAD
                                                                                        STEVENSVILLE MD 21666-3642

Commodities Strategy Fund                   Class C           46,058.81      18.69%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2005

Commodities Strategy Fund                   Class C           38,151.28      15.49%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10014

Commodities Strategy Fund                   Class C           15,159.30       6.15%     MORGAN STANLEY SMITH BARNEY
                                                                                        HARBORSIDE FINANCIAL CENTER
                                                                                        PLAZA 2, 3RD FLOOR
                                                                                        JERSEY CITY, NJ 07314

Commodities Strategy Fund                   Class H          292,919.01      27.66%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10014

Commodities Strategy Fund                   Class H          273,615.94      25.84%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4130

Commodities Strategy Fund                   Class H           81,733.95       7.72%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63117

Commodities Strategy Fund                   Class H           72,974.72       6.89%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2231

Commodities Strategy Fund                   Class H           66,682.07       6.28%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2014

Commodities Strategy Fund                   Class H           63,249.58       5.96%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10015

Consumer Products Fund                      Advisor Class     68,214.42      37.91%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10099

Consumer Products Fund                      Advisor Class     28,050.05      15.54%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2033

Consumer Products Fund                      Advisor Class     22,500.84      12.47%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10015

Consumer Products Fund                      Advisor Class     21,625.87      11.98%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2232

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Consumer Products Fund                      Advisor Class      14,476.60      8.03%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80113

Consumer Products Fund                      Class A           115,180.37     28.77%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10016

Consumer Products Fund                      Class A            67,673.47     16.93%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2246

Consumer Products Fund                      Class A            29,926.26      7.52%     FREDERIKSE
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121

Consumer Products Fund                      Class A            28,289.51      7.07%     NFS LLC
                                                                                        5615 ROUNDTREE LANE
                                                                                        COLUMBIA, MD 21045

Consumer Products Fund                      Class A            22,405.11      5.60%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2020

Consumer Products Fund                      Class C            42,377.72     26.82%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303

Consumer Products Fund                      Class C            17,061.26     10.78%     MORGAN STANLEY SMITH BARNEY
                                                                                        HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                        FLOOR
                                                                                        JERSEY CITY, NJ 07315

Consumer Products Fund                      Class C            12,295.02      7.75%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2017

Consumer Products Fund                      Class C            11,173.75      7.05%     NFS LLC
                                                                                        9331 TOWN PLACE DRIVE
                                                                                        OWINGS MILLS, MD 21117

Consumer Products Fund                      Class C             9,331.02      5.90%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63118

Consumer Products Fund                      Investor Class  1,352,379.84     55.26%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10016

Consumer Products Fund                      Investor Class    465,278.57      19.01%    SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4131

Consumer Products Fund                      Investor Class    334,853.50      13.31%    DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303

Electronics Fund                            Advisor Class      27,014.10      82.15%    TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2233

Electronics Fund                            Advisor Class       3,092.69       9.41%    NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2034

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Electronics Fund                            Class A          13,401.09       75.09%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2243

Electronics Fund                            Class A           1,722.64        9.66%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10017

Electronics Fund                            Class C           1,259.44       15.67%     MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                        ACCOUNT
                                                                                        700 RED BROOK BLVD
                                                                                        OWINGS MILLS, MD 21118

Electronics Fund                            Class C           1,124.16       13.98%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2021

Electronics Fund                            Class C             741.19        9.23%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10106

Electronics Fund                            Class C             655.17        8.15%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63119

Electronics Fund                            Class C             452.79        5.63%     GREGORY F VERPENT
                                                                                        1801 MARKET STREET
                                                                                        PHILADELPHIA, PA 19103-1675

Electronics Fund                            Class C             427.35        5.32%     MERRILL LYNCH, PIERCE, FENNER & SMITH,
                                                                                        INC.
                                                                                        4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                                                        JACKSONVILLE, FL 32246

Electronics Fund                            Class C             409.59        5.10%     RBC CAPITAL MARKETS CORP
                                                                                        3615 152ND ST
                                                                                        URBANDALE, IA 50323-1623

Electronics Fund                            Investor Class   30,936.56       26.93%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80122

Electronics Fund                            Investor Class   12,279.92       10.69%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10017

Electronics Fund                            Investor Class   11,994.86       10.44%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4132

Electronics Fund                            Investor Class    7,659.59        6.67%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998-10002

Electronics Fund                            Investor Class    7,119.03        6.20%     STOLTZFUS ENTERPRISES, LTD.
                                                                                        26 E. MAIN STREET, P.O. BOX 20
                                                                                        ELVERSON, PA 19520

Emerging Markets 2x Strategy Fund           Class A             483.47       29.97%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10018

Emerging Markets 2x Strategy Fund           Class A             400.00       24.80%     RYDEX DISTRIBUTORS
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20852

Emerging Markets 2x Strategy Fund           Class A             352.88       21.87%     ROBERT A MURDOCK OR M PATRICIA MURDOCK
                                                                                        191 BRICKETT HILL CIRCLE
                                                                                        HAVERHILL, MA 01830

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets 2x Strategy Fund           Class A              147.63       9.15%     FIDUCIARY TRUST CO
                                                                                        804 NE 7TH PL
                                                                                        CAPE CORAL FL 33909-2089

Emerging Markets 2x Strategy Fund           Class A              131.69       8.16%     GEORGIA K KROUSTALIS OR SPYROS N
                                                                                        KROUSTALIS
                                                                                        4715 HEARTHSTONE RD.
                                                                                        CLEMMONS, NC 27012

Emerging Markets 2x Strategy Fund           Class C              400.00      25.98%     RYDEX DISTRIBUTORS
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20853

Emerging Markets 2x Strategy Fund           Class C              394.85      25.64%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10019

Emerging Markets 2x Strategy Fund           Class C              336.59      21.86%     ANTHONY E RICCIO, OR LILLIAN P RICCIO
                                                                                        18 DAUNTLESS LANE
                                                                                        PLAISTOW, NH 03865

Emerging Markets 2x Strategy Fund           Class C              188.08      12.21%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2047

Emerging Markets 2x Strategy Fund           Class C              132.71       8.62%     MICHAEL J MCCUNE, OR TARA K MCCUNE
                                                                                        8917 HIGHLAND OAKS DR
                                                                                        JOHNSTON, IA 50131

Emerging Markets 2x Strategy Fund           Class H          133,336.68      70.99%     RYDEX DISTRIBUTORS
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20854

Emerging Markets 2x Strategy Fund           Class H           11,914.36       6.34%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80120

Energy Fund                                 Advisor Class     84,528.06      36.72%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2035

Energy Fund                                 Advisor Class     19,213.14       8.35%     MSCS FINANCIAL SERVICES, LLC
                                                                                        700 17TH STREET, SUITE 300
                                                                                        DENVER, CO 80202

Energy Fund                                 Advisor Class     13,609.09       5.90%     D A DAVIDSON & CO
                                                                                        PO BOX 5015
                                                                                        GREAT FALLS MT 59403

Energy Fund                                 Advisor Class     12,398.25       5.39%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10018

Energy Fund                                 Class A           89,443.72      37.02%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63120

Energy Fund                                 Class A           49,364.23      20.41%     NFS LLC
                                                                                        5145 GREENWELL
                                                                                        BATON ROUGE, LA 70805

Energy Fund                                 Class A           30,658.72      12.72%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10020

Energy Fund                                 Class C          146,420.02      22.30%     PATRICIA S FRUCHTL
                                                                                        1918 S 4TH ST
                                                                                        SPRINGFIELD IL 62703-3149

Energy Fund                                 Class C           63,488.00       9.69%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10021

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Energy Fund                                 Class C           56,037.67       8.53%     MORGAN STANLEY SMITH BARNEY
                                                                                        HARBORSIDE FINANCIAL CENTER
                                                                                        PLAZA 2, 3RD FLOOR
                                                                                        JERSEY CITY, NJ 07316

Energy Fund                                 Class C           43,401.17       6.62%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2007

Energy Fund                                 Class C           37,131.87       5.66%     D A DAVIDSON & CO
                                                                                        PO BOX 5015
                                                                                        GREAT FALLS MT 59404

Energy Fund                                 Investor Class   499,529.39      32.12%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4133

Energy Fund                                 Investor Class   342,065.77      21.99%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10019

Energy Fund                                 Investor Class    92,645.76       5.91%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2026

Energy Services Fund                        Advisor Class     53,804.00      36.78%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2036

Energy Services Fund                        Advisor Class     36,554.41      24.99%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2234

Energy Services Fund                        Advisor Class     16,687.88      11.42%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2009

Energy Services Fund                        Class A           60,065.09      36.47%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63121

Energy Services Fund                        Class A           31,939.73      19.40%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10022

Energy Services Fund                        Class A           16,675.08      10.04%     NFS LLC
                                                                                        343 TREMONT ST
                                                                                        NEWINGTON, CT 06111

Energy Services Fund                        Class A            9,928.72       6.06%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1991

Energy Services Fund                        Class C           42,954.41      17.07%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63122

Energy Services Fund                        Class C           42,081.53      16.69%     STIFEL NICOLAUS & CO INC.
                                                                                        501 NORTH BROADWAY
                                                                                        ST LOUIS MO 63104

Energy Services Fund                        Class C           31,703.93      12.60%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10023

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Energy Services Fund                        Investor Class   201,711.38      28.04%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4134

Energy Services Fund                        Investor Class   101,600.22      14.13%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10020

Energy Services Fund                        Investor Class    44,301.17       6.05%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10024

Energy Services Fund                        Investor Class    42,153.75       5.86%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63123

Europe 1.25x Strategy Fund                  Class A            8,913.30      45.62%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4135

Europe 1.25x Strategy Fund                  Class A            4,185.10      21.41%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10025

Europe 1.25x Strategy Fund                  Class A            1,378.08       7.05%     MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                        ACCOUNT
                                                                                        700 RED BROOK BLVD
                                                                                        OWINGS MILLS, MD 21119

Europe 1.25x Strategy Fund                  Class A            1,269.40       6.50%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2012

Europe 1.25x Strategy Fund                  Class C            7,167.01      10.78%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63124

Europe 1.25x Strategy Fund                  Class C            4,859.42       7.31%     ROBERT R MASHBURN (IRA)
                                                                                        1533 DUNCAN RD
                                                                                        KNOXVILLE, TN 37919

Europe 1.25x Strategy Fund                  Class C            4,657.10       7.01%     LAURETTA M ROBERTS (IRA)
                                                                                        540 N SPOEDE ROAD
                                                                                        SAINT LOUIS, MO 63141

Europe 1.25x Strategy Fund                  Class C            4,327.08       6.51%     ROBERT L HICKS (RIRA)
                                                                                        153 SHANNON VALLEY DRIVE
                                                                                        VICTORIA, TX 77904

Europe 1.25x Strategy Fund                  Class C            3,800.70       5.73%     NFS LLC
                                                                                        32 SHORT ST
                                                                                        BROCKTON, MA 02302

Europe 1.25x Strategy Fund                  Class H          116,201.05      25.74%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10021

Europe 1.25x Strategy Fund                  Class H           97,339.11      21.56%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80125

Europe 1.25x Strategy Fund                  Class H           45,110.36       9.99%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2235

Europe 1.25x Strategy Fund                  Class H           36,051.91       7.98%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4136

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Europe 1.25x Strategy Fund                  Class H           28,842.58       6.40%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10092

Europe 1.25x Strategy Fund                  Class H           27,675.99       6.13%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2037

Event Driven and Distressed                 Class A          105,434.52      36.65%     RYDEX ALTERNATIVE STRATEGIES ALLOCATION
Strategies Fund                                                                         FUND
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20852

Event Driven and Distressed                 Class A           58,782.97      20.44%     RYDEX DISTRIBUTORS
Strategies Fund                                                                         9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20855

Event Driven and Distressed                 Class A           44,916.42      15.62%     RYDEX EPT MODERATE
Strategies Fund                                                                         9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20852

Event Driven and Distressed                 Class C           36,901.95      73.55%     FIRST CLEARING, LLC
Strategies Fund                                                                         2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63125

Event Driven and Distressed                 Class C            3,096.77       6.17%     STIFEL NICOLAUS & CO INC.
Strategies Fund                                                                         501 NORTH BROADWAY
                                                                                        ST LOUIS MO 63109

Event Driven and Distressed                 Class H          160,598.50      55.12%     SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategies Fund                                                                         ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4137

Event Driven and Distressed                 Class H           40,867.99      14.03%     RYDEX VA ALTERNATIVE STRATEGIES,
Strategies Fund                                                                         ALLOCATION FUND
                                                                                        9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20851

Event Driven and Distressed                 Class H           34,192.07      11.77%     LPL FINANCIAL
Strategies Fund                                                                         9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2037

Event Driven and Distressed                 Class H           32,436.23      11.14%     RYDEX EPT MODERATE -VA
Strategies Fund                                                                         9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20851

Event Driven and Distressed                 Institutional      8,276.55      95.03%     SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategies Fund                             Class                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4138

Financial Services Fund                     Advisor Class      3,070.13      27.52%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2038

Financial Services Fund                     Advisor Class      1,450.84      13.01%     GENWORTH FINANCIAL TRUST COMPANY
                                                                                        3200 N CENTRAL, SUITE 612
                                                                                        PHOENIX, AZ 85012

Financial Services Fund                     Advisor Class      1,242.85      11.14%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2236

Financial Services Fund                     Advisor Class      1,118.14      10.02%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10022

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund                     Advisor Class         935.92      8.39%     UMB BANK NA
                                                                                        6517 WALEBRIDGE LN
                                                                                        AUSTIN TX 787391408

Financial Services Fund                     Class A             3,362.79     30.34%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63126

Financial Services Fund                     Class A             2,086.86     18.83%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10026

Financial Services Fund                     Class A             1,888.54     17.04%     UBS FINANCIAL SERVICES INC.
                                                                                        50 COLUMBIA RD
                                                                                        BRANCHBURG NJ 08876-3519

Financial Services Fund                     Class A               762.68      6.88%     NFS LLC
                                                                                        11722 PRESERVATION LANE
                                                                                        BOCA RATON, FL 33498

Financial Services Fund                     Class A               612.12      5.52%     GARY J ATEN OR CAROLINE J ATEN
                                                                                        PO BOX 886
                                                                                        ATKINSON, NE 68713

Financial Services Fund                     Class C             3,955.49     28.91%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2227

Financial Services Fund                     Class C             2,529.55     18.49%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10027

Financial Services Fund                     Class C             1,383.78     10.11%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63127

Financial Services Fund                     Class C             1,082.09      7.89%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1974

Financial Services Fund                     Investor Class     27,875.61     44.73%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2237

Financial Services Fund                     Investor Class      6,634.24     10.65%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4139

Financial Services Fund                     Investor Class      6,354.55     10.20%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10023

Government Long Bond 1.2x Strategy Fund     Advisor Class   7,361,272.75     82.79%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80115

Government Long Bond 1.2x Strategy Fund     Class A           175,390.33     46.78%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2239

Government Long Bond 1.2x Strategy Fund     Class A           105,268.22     28.04%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10028

Government Long Bond 1.2x Strategy Fund     Class C           156,067.86     33.05%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10029

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Government Long Bond 1.2x Strategy Fund     Class C            42,245.32      8.90%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2248

Government Long Bond 1.2x Strategy Fund     Investor Class  2,753,350.54     47.26%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10024

Government Long Bond 1.2x Strategy Fund     Investor Class  1,096,322.32     18.53%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10107

Government Long Bond 1.2x Strategy Fund     Investor Class    657,172.71     11.28%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2238

Government Long Bond 1.2x Strategy Fund     Investor Class    319,811.59      5.48%     TRUST COMPANY OF AMERICA
                                                                                        P O BOX 6503
                                                                                        ENGLEWOOD, CO 80114

Health Care Fund                            Advisor Class     120,065.56     57.50%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2039

Health Care Fund                            Advisor Class      27,527.45     13.18%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2239

Health Care Fund                            Advisor Class      20,952.10     10.03%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10025

Health Care Fund                            Class A            33,872.29     25.14%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2232

Health Care Fund                            Class A            33,179.15     24.56%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10030

Health Care Fund                            Class A             7,648.80      5.67%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2010

Health Care Fund                            Class C            27,965.85      9.59%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63128

Health Care Fund                            Class C            16,907.13      5.82%     NFS LLC
                                                                                        2841 S GLENDALE AVE
                                                                                        SPRINGFIELD, MO 65804

Health Care Fund                            Investor Class    330,081.69     35.00%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10026

Health Care Fund                            Investor Class    225,526.63     23.92%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4140

Health Care Fund                            Investor Class     71,662.50      7.65%     DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                        CORPORATION INC.
                                                                                        P.O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-9998-10003

Health Care Fund                            Investor Class     66,176.56      7.02%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2240

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
High Yield Strategy Fund                    Class A          497,059.56      80.98%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2234

High Yield Strategy Fund                    Class A           50,211.29       8.18%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10031

High Yield Strategy Fund                    Class C           73,313.72      20.92%     AMERICAN ENTERPRISE INV SVCS
                                                                                        707 2ND AVENUE SOUTH
                                                                                        MINNEAPOLIS, MN 55403

High Yield Strategy Fund                    Class C           63,539.63      18.07%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10032

High Yield Strategy Fund                    Class C           25,550.78       7.28%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63129

High Yield Strategy Fund                    Class C           19,416.68       5.53%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2011

High Yield Strategy Fund                    Class H           88,369.45      28.55%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2241

High Yield Strategy Fund                    Class H           60,725.65      19.62%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4141

High Yield Strategy Fund                    Class H           47,293.85      15.28%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10027

High Yield Strategy Fund                    Class H           22,932.26       7.41%     LPL FINANCIAL
                                                                                        9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-2003

Internet Fund                               Advisor Class      8,392.97      40.97%     NATIONWIDE TRUST COMPANY
                                                                                        P.O. BOX 182029
                                                                                        COLUMBUS, OH 43218-2040

Internet Fund                               Advisor Class      5,173.83      25.26%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10028

Internet Fund                               Advisor Class      2,019.83       9.86%     GENWORTH FINANCIAL TRUST COMPANY
                                                                                        3200 N CENTRAL, SUITE 612
                                                                                        PHOENIX, AZ 85013

Internet Fund                               Advisor Class      1,283.48       6.27%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4142

Internet Fund                               Class A           11,178.32      56.45%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63130

Internet Fund                               Class A            4,567.44      23.07%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10108

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
NAME OF THE FUND                             SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Internet Fund                               Class C            3,856.92      24.79%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63131

Internet Fund                               Class C            3,561.24      22.88%     PERSHING LLC
                                                                                        P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10033

Internet Fund                               Class C            1,160.50       7.46%     STERLING TRUST CO.
                                                                                        PO BOX 2526
                                                                                        WACO, TX 76702-2526

Internet Fund                               Class C              890.50       5.71%     STIFEL NICOLAUS & CO INC.
                                                                                        501 NORTH BROADWAY
                                                                                        ST LOUIS MO 63105

Internet Fund                               Investor Class   131,605.24      60.62%     FIRST CLEARING, LLC
                                                                                        2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63132

Internet Fund                               Investor Class    21,348.67       9.83%     SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                        ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4143

Internet Fund                               Investor Class    15,241.89       7.02%     NATIONAL FINANCIAL SVCS CORP
                                                                                        200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10029

Internet Fund                               Investor Class    11,423.44       5.26%     TD AMERITRADE INC.
                                                                                        PO BOX 2226
                                                                                        OMAHA, NE 68103-2242

Inverse Emerging Markets 2x                 Class A            6,381.78      45.66%     RBC CAPITAL MARKETS LLC
Strategy Fund                                                                           2146 34TH STREET
                                                                                        LOS ALAMOS NM 87544-2012

Inverse Emerging Markets 2x                 Class A            2,740.41      19.61%     RBC CAPITAL MARKETS LLC
Strategy Fund                                                                           3213 A WALNUT STREET
                                                                                        LOS ALAMOS NM 87544-2092

Inverse Emerging Markets 2x                 Class A            1,021.56       7.31%     AMERITRADE INC
Strategy Fund                                                                           PO BOX 2226
                                                                                        OMAHA NE 68103-2226

Inverse Emerging Markets 2x                 Class A              972.48       6.96%     TRUST COMPANY OF AMERICA
Strategy Fund                                                                           P O BOX 6503
                                                                                        ENGLEWOOD, CO 80117

Inverse Emerging Markets 2x                 Class C            1,229.65      14.94%     PERSHING LLC
Strategy Fund                                                                           P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10034

Inverse Emerging Markets 2x                 Class C            1,005.18      12.22%     FRANK A DIAZ (ROTH)
Strategy Fund                                                                           1704 S 39TH STREET #28
                                                                                        MESA, AZ 85206-3844

Inverse Emerging Markets 2x                 Class C              475.59       5.78%     GUSTAVO GOMEZ (RIRA)
Strategy Fund                                                                           670 S CACTUS WREN ST
                                                                                        GILBERT, AZ 85296-3110

Inverse Emerging Markets 2x                 Class C              472.85       5.75%     ROSS NICHOLS DYER (RIRA)
Strategy Fund                                                                           1345 ANGLERS DR
                                                                                        STEAMBOAT SPRINGS, CO 80487

Inverse Emerging Markets 2x                 Class H           59,872.81      80.65%     RYDEX DISTRIBUTORS
Strategy Fund                                                                           9601 BLACKWELL RD, STE 500
                                                                                        ROCKVILLE, MD 20856

Inverse Emerging Markets 2x                 Class H            5,695.58       7.67%     FRANK L KLEMENCIC (IRA)
Strategy Fund                                                                           1957 ACORN LN
                                                                                        ABINGTON, PA 19001

                                                                           PERCENTAGE
                                                             AMOUNT OF       OF THE
      NAME OF THE FUND                       SHARE CLASS    SHARES OWNED     CLASS      NAME AND ADDRESS OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------------------
Inverse Government Long Bond                Advisor Class     849,842.02     44.05%     LPL FINANCIAL
Strategy Fund                                                                           9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1986

Inverse Government Long Bond                Advisor Class     361,649.85     18.73%     PIPER JAFFRAY
Strategy Fund                                                                           800 NICOLLET MALL 8th STREET
                                                                                        MINNEAPOLIS, MN 55402

Inverse Government Long Bond                Advisor Class     121,273.88      6.37%     PERSHING LLC
Strategy Fund                                                                           P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10093

Inverse Government Long Bond                Class A           889,977.22     17.50%     FIRST CLEARING, LLC
Strategy Fund                                                                           2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63133

Inverse Government Long Bond                Class A           758,754.62     14.85%     PERSHING LLC
Strategy Fund                                                                           P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10035

Inverse Government Long Bond                Class A           589,885.14     11.55%     NFS LLC
Strategy Fund                                                                           5765 RICH GROVE LN
                                                                                        DUBLIN, OH 43016

Inverse Government Long Bond                Class A           472,176.84      9.29%     SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategy Fund                                                                           ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4144

Inverse Government Long Bond                Class A           299,178.79      5.83%     LPL FINANCIAL
Strategy Fund                                                                           9785 TOWNE CENTRE DRIVE
                                                                                        SAN DIEGO CA 92121-1975

Inverse Government Long Bond                Class C         2,154,885.69     24.14%     FIRST CLEARING, LLC
Strategy Fund                                                                           2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63134

Inverse Government Long Bond                Class C           637,443.49      7.14%     MORGAN STANLEY SMITH BARNEY
Strategy Fund                                                                           HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                        FLOOR
                                                                                        JERSEY CITY, NJ 07317

Inverse Government Long Bond                Class C           574,097.50      6.14%     PERSHING LLC
Strategy Fund                                                                           P. O. BOX 2052
                                                                                        JERSEY CITY, NJ 07303-10036

Inverse Government Long Bond                Class C           459,941.58      5.01%     NFS LLC
Strategy Fund                                                                           11177 WOODLANDS WAY
                                                                                        CINCINNATI, OH 45241

Inverse Government Long Bond                Investor Class  7,945,626.61     33.34%     SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategy Fund                                                                           ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                        STREET
                                                                                        SAN FRANCISCO, CA 94104-4145

Inverse Government Long Bond                Investor Class  5,585,725.55     23.44%     NATIONAL FINANCIAL SVCS CORP
Strategy Fund                                                                           200 LIBERTY STREET
                                                                                        NEW YORK, NY 10281-10000

Inverse Government Long Bond                Investor Class  2,147,453.45      9.01%     FIRST CLEARING, LLC
Strategy Fund                                                                           2801 MARKET STREET
                                                                                        SAINT LOUIS, MO 63135

Inverse Government Long Bond                Investor Class  1,200,159.17      5.04%     TD AMERITRADE INC.
Strategy Fund                                                                           PO BOX 2226
                                                                                        OMAHA, NE 68103-2243

Inverse High Yield Strategy Fund            Class A            96,897.57     74.84%     AMERITRADE INC
                                                                                        PO BOX 2226
                                                                                        OMAHA NE 68103-2235

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Inverse High Yield Strategy Fund      Class A             18,521.48       14.35%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10037

Inverse High Yield Strategy Fund      Class C              8,642.44       35.98%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10038

Inverse High Yield Strategy Fund      Class C              4,061.75       16.91%       MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21120

Inverse High Yield Strategy Fund      Class C              1,765.53        7.35%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63136

Inverse High Yield Strategy Fund      Class H            716,565.71       58.07%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4146

Inverse High Yield Strategy Fund      Class H            254,688.41       20.65%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80124

Inverse High Yield Strategy Fund      Class H            134,183.71       10.87%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10030

Inverse Mid-Cap Strategy Fund         Class A              3,003.04       32.93%       MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21121

Inverse Mid-Cap Strategy Fund         Class A                904.57        9.92%       VIOLET B ZEIGLER OR, RHONDA L SORENSON OR,
                                                                                       KENTON D ZEIGLER JTWROS
                                                                                       8106 HIGHWOOD DRIVE #Y310
                                                                                       BLOOMINGTON, MN 55438
Inverse Mid-Cap Strategy Fund         Class A                814.10        8.93%       RBC CAPITAL MARKETS CORP
                                                                                       1231 SOUTH CARROLLTON
                                                                                       NEW ORLEANS LA 70118-2025
Inverse Mid-Cap Strategy Fund         Class A                642.71        7.05%       RBC CAPITAL MARKETS CORP
                                                                                       26 SWAN ST
                                                                                       NEW ORLEANS LA 70124-4405
Inverse Mid-Cap Strategy Fund         Class A                641.06        7.03%       JAMES D KEPPLER (RIRA)
                                                                                       2670 SHADOW WOOD COURT
                                                                                       CHASKA, MN 55318
Inverse Mid-Cap Strategy Fund         Class C             10,454.88       49.05%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63137

Inverse Mid-Cap Strategy Fund         Class C              4,000.00       18.77%       Brown Brothers Harriman & Co.
                                                                                       525 Washington Blvd.
                                                                                       Jersey City, NJ 07310
Inverse Mid-Cap Strategy Fund         Class C              1,294.61        6.07%       MICHAEL S SABIN (RIRA)
                                                                                       3600 WEST 83RD ST
                                                                                       MINNEAPOLIS, MN 55431
Inverse Mid-Cap Strategy Fund         Class H            274,129.63       63.77%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10031

Inverse Mid-Cap Strategy Fund         Class H             48,464.12       11.27%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4147

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Inverse Mid-Cap Strategy Fund          Class H            39,617.02        9.22%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80126

Inverse NASDAQ-100(R) Strategy         Advisor Class     225,109.94       90.33%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2038

Inverse NASDAQ-100(R) Strategy         Class A            30,180.39       50.76%       NFS LLC FEBO CUSTOMER
Fund                                                                                   108-23 86TH STREET
                                                                                       OZONE PARK, NY 11417

Inverse NASDAQ-100(R) Strategy         Class A             4,153.90        6.97%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10094

Inverse NASDAQ-100(R) Strategy         Class C            20,953.30       22.13%       NFS LLC
Fund                                                                                   4860 GLENWOOD ST
                                                                                       LITTLE NECK, NY 11362-1423

Inverse NASDAQ-100(R) Strategy         Class C            17,621.23       18.62%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63138

Inverse NASDAQ-100(R) Strategy         Class C            12,213.03       12.89%       DONALDSON LUFKIN JENRETTE, SECURITIES
Fund                                                                                   CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303

Inverse NASDAQ-100(R) Strategy         Class C             5,120.95        5.41%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07318

Inverse NASDAQ-100(R) Strategy         Investor Class    190,149.74       13.51%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4148

Inverse NASDAQ-100(R) Strategy         Investor Class    160,780.41       11.42%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10032

Inverse NASDAQ-100(R) Strategy         Investor Class    142,306.10       10.11%       TD AMERITRADE INC.
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA, NE 68103-2244

Inverse NASDAQ-100(R) Strategy         Investor Class    140,599.22        9.99%       TRUST COMPANY OF AMERICA
Fund                                                                                   P O BOX 6503
                                                                                       ENGLEWOOD, CO 80127

Inverse NASDAQ-100(R) Strategy         Investor Class    116,317.57        8.31%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10039

Inverse NASDAQ-100(R) Strategy         Investor Class     78,784.74        5.60%       THOMAS H THELEN (RIRA)
Fund                                                                                   13-5725 KAPOHO KALAPANA ROAD
                                                                                       PAHOA, HI 96778

Inverse Russell 2000(R) Strategy       Class A            13,355.47       26.33%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10040

Inverse Russell 2000(R) Strategy       Class A            10,997.80       21.62%       AMERITRADE INC
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA NE 68103-2236

Inverse Russell 2000(R) Strategy       Class A             7,391.42       14.55%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63139

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Inverse Russell 2000(R) Strategy      Class A                3,214.59      6.35%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2052

Inverse Russell 2000(R) Strategy      Class A                2,686.05      5.28%       KIMBERLY A MCCARTY (RIRA)
Fund                                                                                   7167 SW ARNOLD RD
                                                                                       PLATTSBURG, MO 64477

Inverse Russell 2000(R) Strategy      Class C               40,422.82     40.96%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63140

Inverse Russell 2000(R) Strategy      Class C                8,476.43      8.58%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10100

Inverse Russell 2000(R) Strategy      Class C                5,303.13      5.37%       SCOTT W KLEIN (RIRA)
Fund                                                                                   7490 MACEDAY LAKE ROAD
                                                                                       WATERFORD, MI 48329

Inverse Russell 2000(R) Strategy      Class H            1,269,478.60     57.65%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4149

Inverse Russell 2000(R) Strategy      Class H              301,887.87     13.71%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10033

Inverse Russell 2000(R) Strategy      Class H              273,949.07     12.68%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2049

Inverse S&P 500 Strategy Fund         Advisor Class        343,629.97     50.63%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2245

Inverse S&P 500 Strategy Fund         Advisor Class        111,042.53     16.37%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2043

Inverse S&P 500 Strategy Fund         Advisor Class         84,529.16     12.45%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2041

Inverse S&P 500 Strategy Fund         Advisor Class         36,454.08      5.37%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2029

Inverse S&P 500 Strategy Fund         Class A               91,551.17     24.07%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2229

Inverse S&P 500 Strategy Fund         Class A               55,610.62     14.58%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10095

Inverse S&P 500 Strategy Fund         Class A               39,324.96     10.32%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2039

Inverse S&P 500 Strategy Fund         Class A               30,883.89      8.11%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63141

Inverse S&P 500 Strategy Fund         Class A               24,981.30      6.55%       MG Trust Company
                                                                                       700 17th Street
                                                                                       Denver, CO 80202

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Inverse S&P 500 Strategy Fund         Class C              159,630.45     34.80%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63142

Inverse S&P 500 Strategy Fund         Class C               85,713.29     18.72%       DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                       CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303

Inverse S&P 500 Strategy Fund         Class C               35,871.99      7.82%       NFS LLC
                                                                                       P O BOX 876
                                                                                       PARK CITY, UT 84060

Inverse S&P 500 Strategy Fund         Class C               25,436.45      5.55%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2040

Inverse S&P 500 Strategy Fund         Class C               23,013.26      5.02%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07319

Inverse S&P 500 Strategy Fund         Investor Class     5,811,646.78     55.10%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4150

Inverse S&P 500 Strategy Fund         Investor Class     1,979,572.12     18.77%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10034

Inverse S&P 500 Strategy Fund         Investor Class       532,133.38      5.05%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2246

Investor2 Money Market                Class B              220,760.65      6.64%       NFS LLC
                                                                                       5 ANNELLO WAY
                                                                                       MIDDLETOWN, CT 06457

Investor2 Money Market                Class C              484,457.26     19.57%       ALBERT R AITKIN (IRA)
                                                                                       13737 FAIRLAWN AVE
                                                                                       APPLE VALLEY, MN 55124

Investor2 Money Market                Class C              134,440.21      5.43%       RODNEY L ZENT (403B)
                                                                                       8418 SHADOW OAKS
                                                                                       COLLEGE STA TX 77845-4602

Japan 2x Strategy Fund                Class A               47,080.72     51.54%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63143

Japan 2x Strategy Fund                Class A               29,505.94     32.31%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10109

Japan 2x Strategy Fund                Class A                6,627.38      7.25%       PENSON FINANCIAL SERVICES, INC.
                                                                                       1700 PACIFIC AVENUE, SUITE 1400
                                                                                       DALLAS, TX 75202

Japan 2x Strategy Fund                Class C                2,594.48     25.44%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2046

Japan 2x Strategy Fund                Class C                1,507.16     14.78%       RBC CAPITAL MARKETS CORP
                                                                                       12525 58TH AVENUE NORTH
                                                                                       PLYMOUTH MN 55442-1521

Japan 2x Strategy Fund                Class C                1,412.48     13.86%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10041

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Japan 2x Strategy Fund                Class C             1,129.61        11.08%       RBC CAPITAL MARKETS CORP
                                                                                       2511 BRIDLE CREEK TRAIL
                                                                                       CHANHASSEN MN 55317-9372

Japan 2x Strategy Fund                Class C             1,078.00        10.57%       STERLING TRUST CO.
                                                                                       PO BOX 2526
                                                                                       WACO, TX 76702-2527

Japan 2x Strategy Fund                Class C               850.69         8.34%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63144

Japan 2x Strategy Fund                Class H            36,407.67        23.12%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10035

Japan 2x Strategy Fund                Class H            18,658.05        11.85%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80128

Japan 2x Strategy Fund                Class H            18,333.32        11.64%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2044

Japan 2x Strategy Fund                Class H            16,744.81        10.63%       ARNOLD GALMAN
                                                                                       1000 ROCK CREEK RD
                                                                                       BRYN MAWR, PA 19010

Japan 2x Strategy Fund                Class H            10,555.68         6.70%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4151

Leisure Fund                          Advisor Class       7,498.29        34.54%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10036

Leisure Fund                          Advisor Class       4,189.22        19.30%       GENWORTH FINANCIAL TRUST COMPANY
                                                                                       3200 N CENTRAL, SUITE 612
                                                                                       PHOENIX, AZ 85014

Leisure Fund                          Advisor Class       3,402.07        15.67%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2042

Leisure Fund                          Advisor Class       2,605.40        11.94%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2031

Leisure Fund                          Class A             6,101.68        40.21%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10042

Leisure Fund                          Class A             1,072.05         7.07%       AMERICAN ENTERPRISE INV SVCS
                                                                                       707 2ND AVENUE SOUTH
                                                                                       MINNEAPOLIS, MN 55404

Leisure Fund                          Class A               844.97         5.57%       JOHN F ST JOHN (IRA)
                                                                                       107 CROSSWIND CT
                                                                                       CORAOPOLIS, PA 15108-9166

Leisure Fund                          Class A               819.30         5.40%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63145

Leisure Fund                          Class C             2,667.79        24.78%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10101

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Leisure Fund                          Class C             1,864.99        17.33%       CHARLES F ELLIS (IRA)
                                                                                       PO BOX 1616
                                                                                       HILLTOP LAKES, TX 77871

Leisure Fund                          Class C             1,331.85        12.38%       STIFEL NICOLAUS & CO INC.
                                                                                       501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63102

Leisure Fund                          Class C             1,190.96        11.06%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63146

Leisure Fund                          Class C               562.16         5.22%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4152

Leisure Fund                          Investor Class     27,852.17        51.15%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4153

Leisure Fund                          Investor Class      7,193.39        13.21%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10037

Leisure Fund                          Investor Class      4,976.44         9.14%       ROBERT P BUCHENBERGER TRUST
                                                                                       8602 EAST AMHERST DRIVE, UNIT F
                                                                                       DENVER, CO 80231

Long Short Equity Strategy Fund       Class A            60,211.89        41.19%       RYDEX ALTERNATIVE STRATEGIES ALLOCATION
                                                                                       FUND
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20853

Long Short Equity Strategy Fund       Class A            25,107.88        17.18%       RYDEX EPT MODERATE
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20853

Long Short Equity Strategy Fund       Class A            24,333.13        16.64%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80119

Long Short Equity Strategy Fund       Class A             9,576.83         6.55%       RAYMOND JAMES & ASSOC INC.
                                                                                       25222 PRADO DEL MISTERIO
                                                                                       CALABASAS CA 91302-3600222

Long Short Equity Strategy Fund       Class C             2,077.14        25.40%       MORGAN KEEGAN & CO.
                                                                                       5026 KINGSWOOD DRIVE
                                                                                       ROSWELL GA 30075

Long Short Equity Strategy Fund       Class C             1,429.90        17.49%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2030

Long Short Equity Strategy Fund       Class C             1,038.44        12.70%       ROBERT W BAIRD & CO. INC.
                                                                                       777 EAST WISCONSIN AVENUE
                                                                                       MILWAUKEE WI 53202-5391

Long Short Equity Strategy Fund       Class C               760.40         9.30%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10043

Long Short Equity Strategy Fund       Class C               429.17         5.25%       RYDEX DISTRIBUTORS
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20857

Long Short Equity Strategy Fund       Class H            23,483.70        33.19%       RYDEX VA ALTERNATIVE STRATEGIES,
                                                                                       ALLOCATION FUND
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20852

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Long Short Equity Strategy Fund       Class H             18,444.27       26.07%       RYDEX EPT MODERATE -VA
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20852

Long Short Equity Strategy Fund       Class H             14,777.66       20.89%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4154

Long Short Equity Strategy Fund       Institutional        4,168.82       90.67%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                      Class                                            ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4155

Long Short Equity Strategy Fund       Institutional          429.03        9.33%       RYDEX DISTRIBUTORS
                                      Class                                            9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20858

Long Short Internet Rate Strategy     Class A            133,794.55        7.98%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10044

Long Short Internet Rate Strategy     Class A            117,759.77        7.04%       RYDEX EPT MODERATE
Fund                                                                                   9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20854

Long Short Internet Rate Strategy     Class A            100,114.48        5.98%       RYDEX ALTERNATIVE STRATEGIES ALLOCATION
Fund                                                                                   FUND
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20854

Long Short Internet Rate Strategy     Class C            143,228.84       19.20%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1990

Long Short Internet Rate Strategy     Class C            134,374.93       18.07%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63147

Long Short Internet Rate Strategy     Class H            432,515.84       29.30%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4156

Long Short Internet Rate Strategy     Class H            349,195.27       23.66%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10038

Long Short Internet Rate Strategy     Class H            272,104.80       18.41%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2042

Long Short Internet Rate Strategy     Class H            157,824.81       10.69%       TD AMERITRADE INC.
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA, NE 68103-2247

Long Short Internet Rate Strategy     Class H             87,235.65        5.92%       RYDEX EPT MODERATE -VA
Fund                                                                                   9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20853

Long Short Internet Rate Strategy     Class H             79,490.29        5.39%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10045

Long Short Internet Rate Strategy     Institutional      862,305.77       53.69%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                  Class                                            ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4157

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Long Short Internet Rate Strategy     Institutional        302,980.44     18.96%       PERSHING LLC
Fund                                  Class                                            P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10046

Long Short Internet Rate Strategy     Institutional        148,481.91      9.25%       NATIONAL FINANCIAL SVCS CORP
Fund                                  Class                                            200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10001

Long Short Internet Rate Strategy     Institutional        110,779.14      6.90%       FIRST CLEARING, LLC
Fund                                  Class                                            2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63148

Long Short Internet Rate Strategy     Institutional         93,711.04      5.84%       RSBCO Attn: Operations
Fund                                  Class                                            P.O. Drawer 1410
                                                                                       Ruston LA 712731410
Long Short Internet Rate Strategy     Institutional         85,191.62      5.30%       TD AMERITRADE INC.
Fund                                  Class                                            PO BOX 2226
                                                                                       OMAHA, NE 68103-2248

Long/Short Commodities                Class A            1,304,710.69     30.42%       MORGAN STANLEY SMITH BARNEY
Strategy Fund                                                                          HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07320

Long/Short Commodities                Class A              546,030.28     11.42%       PERSHING LLC
Strategy Fund                                                                          P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10047

Long/Short Commodities                Class C              202,619.60     15.05%       FIRST CLEARING, LLC
Strategy Fund                                                                          2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63149

Long/Short Commodities                Class C              143,653.81     10.68%       LPL FINANCIAL
Strategy Fund                                                                          9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2033

Long/Short Commodities                Class C              125,521.62      9.33%       MORGAN STANLEY SMITH BARNEY
Strategy Fund                                                                          HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07321

Long/Short Commodities                Class C               75,425.63      5.63%       PERSHING LLC
Strategy Fund                                                                          P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10048

Long/Short Commodities                Class H            2,237,471.10     25.86%       NATIONAL FINANCIAL SVCS CORP
Strategy Fund                                                                          200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10039

Long/Short Commodities                Class H            1,746,430.71     20.18%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategy Fund                                                                          ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4158

Long/Short Commodities                Class H            1,242,510.07     14.36%       FIRST CLEARING, LLC
Strategy Fund                                                                          2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63150

Long/Short Commodities                Class H            1,412,961.46     13.47%       LPL FINANCIAL
Strategy Fund                                                                          9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2032

Long/Short Commodities                Class H              454,740.88      5.26%       MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.
Strategy Fund                                                                          4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                                                       JACKSONVILLE, FL 32247

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Long/Short Commodities                Class Y                   416.50    100.00%      RYDEX DISTRIBUTORS
Strategy Fund                                                                          9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20859

Long/Short Commodities                Institutional         741,026.42     64.72%      PERSHING LLC
Strategy Fund                         Class                                            P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10049

Long/Short Commodities                Institutional         292,567.33     25.43%      SCHWAB, SPECIAL CUSTODY ACCOUNT
Strategy Fund                         Class                                            ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4159

Long/Short Commodities                Institutional          83,422.73      7.25%      NATIONAL FINANCIAL SVCS CORP
Strategy Fund                         Class                                            200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10002

Managed Futures Strategy Fund         Class A            14,404,699.74     53.76%      MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07322

Managed Futures Strategy Fund         Class C               806,951.04     16.88%      MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07323

Managed Futures Strategy Fund         Class C               660,695.10     13.82%      FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63151

Managed Futures Strategy Fund         Class C               439,439.46      8.53%      PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10050

Managed Futures Strategy Fund         Class C               431,339.50      7.92%      LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1983

Managed Futures Strategy Fund         Class H            15,074,480.68     36.38%      MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21122

Managed Futures Strategy Fund         Class H             7,178,401.30     17.32%      SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4160

Managed Futures Strategy Fund         Class H             4,620,206.08     11.15%      NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10040

Managed Futures Strategy Fund         Class H             3,393,874.64      8.19%      FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63152

Managed Futures Strategy Fund         Class H             2,434,240.98      5.87%      TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2249

Managed Futures Strategy Fund         Class Y            16,077,996.04     98.03%      SEI Private Trust Co.
                                                                                       Attn: Mutual Funds Administrator
                                                                                       One Freedom Valley Drive
                                                                                       Oaks, PA 19456

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Managed Futures Strategy Fund         Institutional      2,537,895.46     57.58%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                      Class                                            ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4161

Managed Futures Strategy Fund         Institutional      1,639,680.62     37.20%       NATIONAL FINANCIAL SVCS CORP
                                      Class                                            200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10003

Mid-Cap 1.5x Strategy Fund            Class A                8,125.69     29.56%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10051

Mid-Cap 1.5x Strategy Fund            Class A                3,372.22     12.27%       STIFEL NICOLAUS & CO INC.
                                                                                       501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63106

Mid-Cap 1.5x Strategy Fund            Class A                3,055.73     11.11%       MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21123

Mid-Cap 1.5x Strategy Fund            Class A                2,651.11      9.64%       RBC CAPITAL MARKETS CORP
                                                                                       7202 112TH AVE SE
                                                                                       NEW CASTLE WA 98056-1021

Mid-Cap 1.5x Strategy Fund            Class A                2,229.17      8.10%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1971

Mid-Cap 1.5x Strategy Fund            Class A                1,384.86      5.03%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63153

Mid-Cap 1.5x Strategy Fund            Class C               54,814.18     27.23%       D A DAVIDSON & CO
                                                                                       PO BOX 5015
                                                                                       GREAT FALLS MT 59405

Mid-Cap 1.5x Strategy Fund            Class C               15,911.45      7.90%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63154

Mid-Cap 1.5x Strategy Fund            Class C               12,195.58      6.09%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10052

Mid-Cap 1.5x Strategy Fund            Class C               11,132.96      5.52%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4162

Mid-Cap 1.5x Strategy Fund            Class H              121,999.66     38.79%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10041

Mid-Cap 1.5x Strategy Fund            Class H               29,991.99      9.53%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4163

Mid-Cap 1.5x Strategy Fund            Class H               21,274.93      6.77%       D A DAVIDSON & CO
                                                                                       PO BOX 5015
                                                                                       GREAT FALLS MT 59406

Multi-Hedge Strategies Fund           Class A              140,253.00     23.29%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07324

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Multi-Hedge Strategies Fund           Class A            114,324.83       18.98%       RYDEX ALTERNATIVE STRATEGIES ALLOCATION
                                                                                       FUND
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20855

Multi-Hedge Strategies Fund           Class A            113,106.53       18.78%       RYDEX EPT MODERATE
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20855

Multi-Hedge Strategies Fund           Class A             44,813.33        7.44%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63155

Multi-Hedge Strategies Fund           Class A             35,757.08        5.96%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1977

Multi-Hedge Strategies Fund           Class C            141,536.11       28.17%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07325

Multi-Hedge Strategies Fund           Class C            121,528.92       24.19%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63156

Multi-Hedge Strategies Fund           Class C             45,516.50        9.04%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2008

Multi-Hedge Strategies Fund           Class C             36,252.25        7.17%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10053

Multi-Hedge Strategies Fund           Class H            237,136.72       19.20%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4164

Multi-Hedge Strategies Fund           Class H            212,324.61       17.19%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10042

Multi-Hedge Strategies Fund           Class H            163,815.00       13.27%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63157

Multi-Hedge Strategies Fund           Class H            129,172.25       10.46%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10054

Multi-Hedge Strategies Fund           Class H             68,741.91        5.60%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1970

Multi-Hedge Strategies Fund           Class H             64,297.08        5.21%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2250

Multi-Hedge Strategies Fund           Class H             61,700.11        5.00%       MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.
                                                                                       4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                                                       JACKSONVILLE, FL 32248

Multi-Hedge Strategies Fund           Institutional       12,704.47       96.32%       NATIONAL FINANCIAL SVCS CORP
                                      Class                                            200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10004

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) Fund                    Advisor Class         171,667.00    20.68%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2043

NASDAQ-100(R) Fund                    Advisor Class         155,209.58    18.70%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10043

NASDAQ-100(R) Fund                    Advisor Class         112,975.01    13.64%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2016

NASDAQ-100(R) Fund                    Advisor Class          87,332.70    10.52%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2251

NASDAQ-100(R) Fund                    Advisor Class          81,670.91     9.84%       SEI Private Trust Co
                                                                                       Attn: Mutual Fund Admin
                                                                                       One Freedom Valley Dr
                                                                                       Oaks, PA 19456

NASDAQ-100(R) Fund                    Class A               124,550.66    22.49%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2241

NASDAQ-100(R) Fund                    Class A               123,363.40    22.36%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07326

NASDAQ-100(R) Fund                    Class A                91,446.19    16.57%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10055

NASDAQ-100(R) Fund                    Class A                61,853.69    11.21%       CAPITAL BANK & TRUST COMPANY
                                                                                       8515 E ORCHARD ROAD, 2T2
                                                                                       ENGLEWOOD, CO 80111

NASDAQ-100(R) Fund                    Class A                33,149.12     6.01%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63158

NASDAQ-100(R) Fund                    Class C               155,443.85    16.61%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63159

NASDAQ-100(R) Fund                    Class C               104,290.05    11.15%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07327

NASDAQ-100(R) Fund                    Class C                64,364.78     6.90%       NFS LLC
                                                                                       SHELBY TWP, MI 48315

NASDAQ-100(R) Fund                    Class C                63,913.56     6.87%       DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                       CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-9998-10006

NASDAQ-100(R) Fund                    Class C                53,149.22     5.69%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2050

NASDAQ-100(R) Fund                    Investor Class     11,930,992.21    32.80%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4165

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
NASDAQ-100(R) Fund                    Investor Class     6,221,279.09     17.11%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10044

NASDAQ-100(R) Fund                    Investor Class     2,162,665.58      5.95%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2252

Nova Fund                             Advisor Class         67,898.77     40.95%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2044

Nova Fund                             Advisor Class         16,570.00      9.99%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2253

Nova Fund                             Advisor Class         13,968.03      8.42%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10045

Nova Fund                             Advisor Class          9,957.03      6.00%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10056

Nova Fund                             Class A                7,688.80     13.13%       MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21124

Nova Fund                             Class A                7,045.53     12.03%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10057

Nova Fund                             Class A                5,719.77      9.76%       RBC CAPITAL MARKETS CORP
                                                                                       282 KAREN DR
                                                                                       ORANGE CT 06477-2936

Nova Fund                             Class A                5,434.38      9.28%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63160

Nova Fund                             Class A                5,439.78      9.28%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1988

Nova Fund                             Class A                4,388.74      7.49%       NTC & CO
                                                                                       PO Box 173859
                                                                                       DENVER CO 80217

Nova Fund                             Class A                3,730.19      6.37%       NFS LLC
                                                                                       928 GENERAL GEORGE PATTON ROAD
                                                                                       NASHVILLE, TN 37221

Nova Fund                             Class A                3,082.79      5.26%       CATHERINE D FECHNER
                                                                                       411 POPLAR AVE
                                                                                       MAYWOOD, NJ 07607

Nova Fund                             Class A                3,012.96      5.14%       DENNIS H WILLIAMSON (RIRA)
                                                                                       1013 LOUGHBOROUGH CT
                                                                                       WHEATON, IL 60189

Nova Fund                             Class C              115,495.88     28.79%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63161

Nova Fund                             Class C               64,614.99     16.10%       DONALDSON LUFKIN JENRETTE, SECURITIES
                                                                                       CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-9998-10007

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Nova Fund                             Investor Class     327,737.67       23.31%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10046

Nova Fund                             Investor Class     310,578.39       22.09%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4166

Nova Fund                             Investor Class      95,735.03        6.81%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2254

Precious Metals Fund                  Advisor Class      219,645.80       60.19%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80116

Precious Metals Fund                  Advisor Class       50,253.29       13.77%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10047

Precious Metals Fund                  Advisor Class       24,960.42        6.84%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2045

Precious Metals Fund                  Advisor Class       24,260.67        6.65%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2255

Precious Metals Fund                  Class A             26,976.90       23.69%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10058

Precious Metals Fund                  Class A             15,471.36       13.56%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63162

Precious Metals Fund                  Class A             15,461.24       13.49%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1985

Precious Metals Fund                  Class A             11,678.01       10.26%       NFS LLC
                                                                                       4302 W QUAIL RIDGE DR
                                                                                       BOISE, ID 83703-3843

Precious Metals Fund                  Class A              7,306.16        6.40%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2230

Precious Metals Fund                  Class A              6,302.11        5.53%       WILLIAMS MARITAL TRUST
                                                                                       6413 JOE ED WAY
                                                                                       BAKERSFIELD, CA 93308

Precious Metals Fund                  Class C            147,310.29       32.63%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER
                                                                                       PLAZA 2, 3RD FLOOR
                                                                                       JERSEY CITY, NJ 07328

Precious Metals Fund                  Class C             54,408.55       12.05%       FIRST CLEARING, LLC
                                                                                       3130 COUNTRY BLUFF DR.
                                                                                       ST. CHARLES MO 63301-3741

Precious Metals Fund                  Class C             32,912.10        7.29%       KINDIG KURT L INC
                                                                                       501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63102

Precious Metals Fund                  Class C             29,558.17        6.47%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10059

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                  Class C             26,931.58        5.94%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2022

Precious Metals Fund                  Investor Class     201,113.67       17.30%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10048

Precious Metals Fund                  Investor Class     128,247.88       11.03%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4167

Real Estate Fund                      Class A             41,201.24       32.42%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2238

Real Estate Fund                      Class A             29,832.26       23.47%       RYDEX EPT MODERATE
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20856

Real Estate Fund                      Class A             27,311.01       21.49%       RYDEX ALTERNATIVE STRATEGIES ALLOCATION
                                                                                       FUND
                                                                                       9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20856

Real Estate Fund                      Class A             12,467.75        9.81%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10060

Real Estate Fund                      Class A              8,356.44        6.59%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1968

Real Estate Fund                      Class C             12,652.37       25.58%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4168

Real Estate Fund                      Class C              8,228.99       16.63%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10061

Real Estate Fund                      Class C              7,993.36       16.15%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2051

Real Estate Fund                      Class C              5,962.18       12.06%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63163

Real Estate Fund                      Class H             90,219.71       33.78%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10049

Real Estate Fund                      Class H             29,983.48       11.23%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63164

Real Estate Fund                      Class H             24,174.66        9.05%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4169

Real Estate Fund                      Class H             19,632.58        7.35%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2046

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Retailing Fund                        Advisor Class       27,749.53       29.62%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80121

Retailing Fund                        Advisor Class       16,509.16       17.63%       MG Trust Company
                                                                                       700 17th Street, Suite 300
                                                                                       Denver CO 80202

Retailing Fund                        Advisor Class       11,145.63       11.90%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2047

Retailing Fund                        Advisor Class       10,355.06       11.05%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10050

Retailing Fund                        Advisor Class        8,960.51        9.56%       GENWORTH FINANCIAL TRUST COMPANY
                                                                                       3200 N CENTRAL, SUITE 612
                                                                                       PHOENIX, AZ 85015

Retailing Fund                        Class A              6,273.08       27.97%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63165

Retailing Fund                        Class A              6,124.67       27.32%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10102

Retailing Fund                        Class A              1,215.32        5.42%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2000

Retailing Fund                        Class C             70,489.48       81.24%       NFS LLC
                                                                                       433 AVE T
                                                                                       BROOKLYN, NY 11223

Retailing Fund                        Investor Class     252,082.93       45.34%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10051

Retailing Fund                        Investor Class     118,121.54       21.25%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4170

Retailing Fund                        Investor Class      41,433.87        7.44%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10062

Russell 2000(R) 1.5x Strategy         Class A              7,410.27       43.07%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10063

Russell 2000(R) 1.5x Strategy         Class A              3,442.02       20.00%       MORGAN STANLEY SMITH BARNEY, HOUSE
Fund                                                                                   ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21125

Russell 2000(R) 1.5x Strategy         Class A              1,328.93        7.72%       PO BOX 509002
Fund                                                                                   DALLAS TX 75250

Russell 2000(R) 1.5x Strategy         Class A              1,058.72        6.15%       STIFEL NICOLAUS & CO INC.
Fund                                                                                   501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63107

Russell 2000(R) 1.5x Strategy         Class A                939.35        5.46%       NFS LLC
Fund                                                                                   1969 EAST 1ST STREET
                                                                                       BROOKLYN, NY 11223


                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) 1.5x Strategy         Class C             10,329.93       14.56%       DONALDSON LUFKIN JENRETTE, SECURITIES
Fund                                                                                   CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-9998-10008

Russell 2000(R) 1.5x Strategy         Class C              9,186.54       12.97%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63166

Russell 2000(R) 1.5x Strategy         Class C              5,657.17        7.97%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1973

Russell 2000(R) 1.5x Strategy         Class C              5,516.63        7.79%       MORGAN STANLEY SMITH BARNEY, HOUSE
Fund                                                                                   ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21126

Russell 2000(R) 1.5x Strategy         Class C              5,418.58        7.65%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4171

Russell 2000(R) 1.5x Strategy         Class C              5,274.82        7.43%       STIFEL NICOLAUS & CO INC.
Fund                                                                                   501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63110

Russell 2000(R) 1.5x Strategy         Class C              4,535.20        6.40%       NFS LLC
Fund                                                                                   69 HOWLAND DR
                                                                                       PONTE VEDRA, FL 32081

Russell 2000(R) 1.5x Strategy         Class C              3,782.99        5.34%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER
                                                                                       PLAZA 2, 3RD FLOOR
                                                                                       JERSEY CITY, NJ 07329

Russell 2000(R) 1.5x Strategy         Class H            101,161.25       36.13%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10052

Russell 2000(R) 1.5x Strategy         Class H             39,089.75       13.96%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4172

Russell 2000(R) Fund                  Class A              5,071.43       21.83%       PAUL D ROHNER (RIRA)
                                                                                       29 T ST
                                                                                       LAKE LOTAWANA, MO 64086

Russell 2000(R) Fund                  Class A              4,238.91       18.24%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10064

Russell 2000(R) Fund                  Class A              4,133.02       17.79%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63167

Russell 2000(R) Fund                  Class A              2,835.88       12.20%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2013

Russell 2000(R) Fund                  Class C            165,100.52       69.05%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63168

Russell 2000(R) Fund                  Class C             25,217.77       10.53%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10065

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Fund                  Class C               16,424.85      6.83%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1994

Russell 2000(R) Fund                  Class H               38,914.28     26.16%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10053

Russell 2000(R) Fund                  Class H               36,052.72     24.24%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4173

Russell 2000(R) Fund                  Class H               29,828.71     20.05%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2256

S&P 500 Fund                          Class A              293,937.05     61.00%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2249

S&P 500 Fund                          Class A               83,008.02     17.20%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10066

S&P 500 Fund                          Class A               65,599.76     13.63%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1972

S&P 500 Fund                          Class C               77,648.91     20.88%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63169

S&P 500 Fund                          Class C               33,741.78      9.06%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10067

S&P 500 Fund                          Class C               31,000.09      8.36%       WEDBUSH MORGAN SECURITIES
                                                                                       1000 WILSHIRE BLVD.
                                                                                       LOS ANGELES CA 90017

S&P 500 Fund                          Class C               26,151.33      6.98%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1999

S&P 500 Fund                          Class H            1,398,317.71     27.75%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10054

S&P 500 Fund                          Class H            1,192,485.81     23.67%       GENWORTH FINANCIAL TRUST COMPANY
                                                                                       3200 N CENTRAL, SUITE 612
                                                                                       PHOENIX, AZ 85016

S&P 500 Fund                          Class H              993,339.43     19.72%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80112

S&P 500 Fund                          Class H              389,786.22      7.74%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4174

S&P 500 Fund                          Class H              276,379.43      5.23%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10103

S&P 500 Pure Growth Fund              Class A              117,092.09     58.56%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10068

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Pure Growth Fund              Class A             35,506.86       17.76%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2001

S&P 500 Pure Growth Fund              Class A             13,790.62        6.89%       MORGAN STANLEY SMITH BARNEY
                                                                                       HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07330

S&P 500 Pure Growth Fund              Class C            105,669.50       36.83%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63170

S&P 500 Pure Growth Fund              Class H            905,485.15       58.32%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10055

S&P 500 Pure Growth Fund              Class H            156,213.97       10.06%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2048

S&P 500 Pure Growth Fund              Class H             98,735.85        6.36%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4175

S&P 500 Pure Growth Fund              Class H             80,117.92        5.16%       MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.
                                                                                       4800 DEER LAKE DRIVE E, 3RD FLOOR
                                                                                       JACKSONVILLE, FL 32249

S&P 500 Pure Value Fund               Class A              5,018.82       35.69%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63171

S&P 500 Pure Value Fund               Class A              4,956.34       35.25%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2002

S&P 500 Pure Value Fund               Class A              1,032.06        7.34%       GARY S REID (IRA)
                                                                                       401 BIRMINGHAM RD
                                                                                       BURBANK, CA 91504

S&P 500 Pure Value Fund               Class C              8,153.23       14.64%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1987

S&P 500 Pure Value Fund               Class C              7,124.50       12.76%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63172

S&P 500 Pure Value Fund               Class C              5,286.05        9.47%       AMANDA BOHLMAN(RIRA)
                                                                                       22711 WESTCHESTER ROAD
                                                                                       SHAKER HEIGHTS, OH 44122-2978

S&P 500 Pure Value Fund               Class C              3,206.28        5.74%       HENRY BAELE (RIRA)
                                                                                       6271 MAYPINE FARM BLVD
                                                                                       HIGHLAND HEIGHTS, OH 44143

S&P 500 Pure Value Fund               Class H             98,767.30       56.47%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10056

S&P 500 Pure Value Fund               Class H             17,152.38        9.81%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2049

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Pure Value Fund               Class H               13,765.10      7.87%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4176

S&P 500 Pure Value Fund               Class H               13,361.37      7.64%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2257

S&P MidCap 400 Pure Growth            Class A              373,636.78     35.53%       DAVENPORT & COMPANY LLC
Fund                                                                                   737 HARBOUR POINT DR
                                                                                       WEST PALM BCH FL 33410-3416

S&P MidCap 400 Pure Growth            Class A              217,906.42     20.35%       AMERITRADE INC
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA NE 68103-2247

S&P MidCap 400 Pure Growth            Class A              148,439.70     14.09%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07331

S&P MidCap 400 Pure Growth            Class A               72,972.74      6.94%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10069

S&P MidCap 400 Pure Growth            Class A               56,754.17      5.42%       NFS LLC
Fund                                                                                   1088 NEW BRITAIN AVE
                                                                                       WEST HARTFORD, CT 06110

S&P MidCap 400 Pure Growth            Class A               56,675.56      5.37%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63173

S&P MidCap 400 Pure Growth            Class C              104,334.69     34.52%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63174

S&P MidCap 400 Pure Growth            Class C               36,994.75     12.22%       NFS LLC
Fund                                                                                   7444 S MARION AVE
                                                                                       TULSA, OK 74136

S&P MidCap 400 Pure Growth            Class C               32,969.69     10.89%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10070

S&P MidCap 400 Pure Growth            Class C               26,767.54      8.82%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2029

S&P MidCap 400 Pure Growth            Class C               16,758.11      5.54%       MORGAN STANLEY SMITH BARNEY, HOUSE
Fund                                                                                   ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21127

S&P MidCap 400 Pure Growth            Class H            1,400,732.05     30.48%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10057

S&P MidCap 400 Pure Growth            Class H            1,274,993.76     27.74%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4177

S&P MidCap 400 Pure Growth            Class H              460,288.56     10.01%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63175

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Pure Growth            Class H            376,098.65        8.18%       TD AMERITRADE INC.
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA, NE 68103-2258

S&P MidCap 400 Pure Growth            Class H            297,004.15        6.04%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10071

S&P MidCap 400 Pure Value             Class A              6,117.46       28.39%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63176

S&P MidCap 400 Pure Value             Class A              3,707.41       17.22%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1992

S&P MidCap 400 Pure Value             Class A              1,897.11        8.79%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10072

S&P MidCap 400 Pure Value             Class C              9,084.09       15.22%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63177

S&P MidCap 400 Pure Value             Class C              4,369.15        7.31%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2023

S&P MidCap 400 Pure Value             Class C              3,728.40        6.24%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10073

S&P MidCap 400 Pure Value             Class H             54,234.34       29.20%       NATIONWIDE TRUST COMPANY
Fund                                                                                   P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2050

S&P MidCap 400 Pure Value             Class H             43,392.24       23.36%       TRUST COMPANY OF AMERICA
Fund                                                                                   P O BOX 6503
                                                                                       ENGLEWOOD, CO 80129

S&P MidCap 400 Pure Value             Class H             11,637.06        6.27%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10058

S&P MidCap 400 Pure Value             Class H             10,882.14        5.86%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63178

S&P SmallCap 600 Pure Growth          Class A            246,763.69       88.17%       AMERITRADE INC
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA NE 68103-2245

S&P SmallCap 600 Pure Growth          Class A             21,384.15        7.64%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63179

S&P SmallCap 600 Pure Growth          Class C             36,836.83       46.77%       NFS LLC
Fund                                                                                   7444 S MARION DR
                                                                                       TULSA, OK 74136

S&P SmallCap 600 Pure Growth          Class C             14,959.26       18.99%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63180

S&P SmallCap 600 Pure Growth          Class H             87,591.18       33.08%       TRUST COMPANY OF AMERICA
Fund                                                                                   P O BOX 6503
                                                                                       ENGLEWOOD, CO 80130

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Growth          Class H            20,928.28         7.90%       NATIONWIDE TRUST COMPANY
Fund                                                                                   P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2051

S&P SmallCap 600 Pure Growth          Class H            18,588.27         7.02%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4178

S&P SmallCap 600 Pure Growth          Class H            15,419.78         5.82%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63181

S&P SmallCap 600 Pure Growth          Class H            14,796.32         5.59%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10059

S&P SmallCap 600 Pure Value           Class A             8,237.01        20.10%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10074

S&P SmallCap 600 Pure Value           Class A             6,881.74        16.81%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2015

S&P SmallCap 600 Pure Value           Class A             6,703.88        16.37%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63182

S&P SmallCap 600 Pure Value           Class A             4,149.92        10.13%       AMERITRADE INC
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA NE 68103-2244

S&P SmallCap 600 Pure Value           Class A             3,110.99         7.60%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07332

S&P SmallCap 600 Pure Value           Class A             2,068.21         5.05%       STIFEL NICOLAUS & CO INC.
Fund                                                                                   501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63103

S&P SmallCap 600 Pure Value           Class C            38,712.22        32.09%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10075

S&P SmallCap 600 Pure Value           Class C            10,524.76         8.72%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63183

S&P SmallCap 600 Pure Value           Class C             8,566.27         7.10%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1978

S&P SmallCap 600 Pure Value           Class H            65,705.95        20.35%       NATIONWIDE TRUST COMPANY
Fund                                                                                   P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2052

S&P SmallCap 600 Pure Value           Class H            62,867.86        19.45%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10104

S&P SmallCap 600 Pure Value           Class H            53,168.39        16.47%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4179

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Pure Value           Class H               51,587.48     15.98%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10060

Strengthening Dollar 2x Strategy      Class A              430,089.54     31.78%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10076

Strengthening Dollar 2x Strategy      Class A              339,932.28     25.13%       NFS LLC
Fund                                                                                   13 DOXEY DR
                                                                                       GLEN COVE, NY 11542

Strengthening Dollar 2x Strategy      Class A              292,174.00     21.57%       AMERITRADE INC
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA NE 68103-2231

Strengthening Dollar 2x Strategy      Class A               83,107.71      6.14%       TRUST COMPANY OF AMERICA
Fund                                                                                   P O BOX 6503
                                                                                       ENGLEWOOD, CO 80118

Strengthening Dollar 2x Strategy      Class C               57,824.83     20.56%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10077

Strengthening Dollar 2x Strategy      Class C               56,503.58     20.10%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63184

Strengthening Dollar 2x Strategy      Class H            1,859,345.76     39.26%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4180

Strengthening Dollar 2x Strategy      Class H            1,216,154.55     25.68%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10061

Strengthening Dollar 2x Strategy      Class H              864,208.52     18.25%       TD AMERITRADE INC.
Fund                                                                                   PO BOX 2226
                                                                                       OMAHA, NE 68103-2259

Technology Fund                       Advisor Class         81,101.58     53.49%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2053

Technology Fund                       Advisor Class         19,072.47     12.58%       GENWORTH FINANCIAL TRUST COMPANY
                                                                                       3200 N CENTRAL, SUITE 612
                                                                                       PHOENIX, AZ 85017

Technology Fund                       Advisor Class         17,709.19     11.68%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10062

Technology Fund                       Class A               31,575.96     34.74%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10078

Technology Fund                       Class A               14,834.42     16.32%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2004

Technology Fund                       Class A               13,789.49     15.16%       NFS LLC
                                                                                       10202 ADDISON CT
                                                                                       BETHESDA, MD 20817

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Technology Fund                       Class A              9,231.61       10.16%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63185

Technology Fund                       Class C             27,688.69       13.27%       FIRST CLEARING, LLC
                                                                                       136 ALLEGANY ROAD
                                                                                       STEVENSVILLE, MD 21666-3642

Technology Fund                       Class C             26,130.59       12.52%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10079

Technology Fund                       Investor Class     313,250.18       53.16%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4181

Technology Fund                       Investor Class      80,486.14       13.66%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10063

Technology Fund                       Investor Class      30,300.19        5.13%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10110

Telecommunications Fund               Advisor Class        6,521.16       38.83%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10105

Telecommunications Fund               Advisor Class        2,940.45       17.51%       MAURICE W TAYLOR (SEP IRA)
                                                                                       1240 ZION RD
                                                                                       BELLEFONTE, PA 16823

Telecommunications Fund               Advisor Class        1,236.50        7.36%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2054

Telecommunications Fund               Advisor Class        1,230.14        7.33%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10064

Telecommunications Fund               Class A             12,844.79       27.99%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63186

Telecommunications Fund               Class A             10,285.42       22.41%       UBS FINANCIAL SERVICES INC.
                                                                                       50 COLUMBIA RD
                                                                                       BRANCHBURG NJ 08876-3519

Telecommunications Fund               Class A              8,415.35       18.34%       UBS FINANCIAL SERVICES INC.
                                                                                       50 COLUMBIA RD
                                                                                       BRANCHBURG NJ 08876-3519

Telecommunications Fund               Class A              2,463.80        5.36%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10080

Telecommunications Fund               Class A              2,459.03        5.36%       UBS FINANCIAL SERVICES INC.
                                                                                       807 BREAKWATER DR
                                                                                       FORT COLLINS CO 80525-3303

Telecommunications Fund               Class C             12,480.48       10.14%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10081

Telecommunications Fund               Investor Class      28,743.18       17.38%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4182

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Telecommunications Fund               Investor Class     27,956.87        16.90%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2260

Telecommunications Fund               Investor Class     18,342.07        11.09%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10065

Telecommunications Fund               Investor Class     15,167.22         9.17%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10096

Telecommunications Fund               Investor Class     12,654.07         7.66%       STIFEL NICOLAUS & CO INC.
                                                                                       501 NORTH BROADWAY
                                                                                       ST LOUIS MO 63111

Telecommunications Fund               Investor Class     11,446.56         6.92%       ROBERT P BUCHENBERGER TRUST
                                                                                       8602 EAST AMHERST DRIVE, UNIT F
                                                                                       DENVER, CO 80231

Telecommunications Fund               Investor Class      9,713.61         5.87%       DUVEDAL ASSOCIATES PARTNERSHIP
                                                                                       129 WASHINGTON ST.
                                                                                       WELLESLEY, MA 02481

Transportation Fund                   Advisor Class       4,887.03        27.94%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2055

Transportation Fund                   Advisor Class       3,718.49        21.26%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10066

Transportation Fund                   Advisor Class       1,123.85         6.42%       JANNEY MONTGOMERY SCOTT LLC
                                                                                       1801 MARKET STREET
                                                                                       PHILADELPHIA, PA 19103-1675

Transportation Fund                   Advisor Class         934.91         5.35%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10082

Transportation Fund                   Advisor Class         912.13         5.21%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2261

Transportation Fund                   Class A            21,187.54        32.11%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63187

Transportation Fund                   Class A            14,964.77        22.71%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2041

Transportation Fund                   Class A             8,776.08        13.31%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10083

Transportation Fund                   Class A             7,968.95        12.08%       UBS FINANCIAL SERVICES INC.
                                                                                       18 CHENAL CIRCLE
                                                                                       LITTLE ROCK AR 72223-9566

Transportation Fund                   Class A             7,627.69        11.56%       UBS FINANCIAL SERVICES INC.
                                                                                       50 COLUMBIA RD
                                                                                       BRANCHBURG NJ 08876-3519

Transportation Fund                   Class C            18,181.45        47.14%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1997

Transportation Fund                   Class C             4,821.71        12.50%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63188

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Transportation Fund                   Class C                  3,826.33    9.93%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10084

Transportation Fund                   Class C                  2,223.63    5.77%       DANIEL R CERVEN (IRA)
                                                                                       2135 ESTEN RD
                                                                                       QUAKERTOWN, PA 18951

Transportation Fund                   Class C                  2,139.87    5.55%       JANNEY MONTGOMERY SCOTT LLC
                                                                                       1801 MARKET STREET
                                                                                       PHILADELPHIA, PA 19103-1675

Transportation Fund                   Investor Class          41,805.40   30.53%       SCHWAB, SPECIAL CUSTODY ACCOUNT
                                                                                       ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4183

Transportation Fund                   Investor Class          32,142.45   23.47%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10067

Transportation Fund                   Investor Class          31,942.15   23.32%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1969

Transportation Fund                   Investor Class          11,632.53    8.49%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63189

U.S. Government Money Market          Advisor Class      521,169,868.38   58.45%       GENWORTH FINANCIAL TRUST COMPANY
Fund                                                                                   3200 N CENTRAL, SUITE 612
                                                                                       PHOENIX, AZ 85018

U.S. Government Money Market          Advisor Class      207,343,310.90   23.24%       TRUST COMPANY OF AMERICA
Fund                                                                                   P O BOX 6503
                                                                                       ENGLEWOOD, CO 80123

U.S. Government Money Market          Advisor Class       53,550,584.92    6.01%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-9999

U.S. Government Money Market          Class A             11,247,472.99   28.19%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10085

U.S. Government Money Market          Class A              6,558,243.51   16.50%       UMB BANK NA
Fund                                                                                   ONE SECURITY PLACE
                                                                                       TOPEKA, KS 66636-0001

U.S. Government Money Market          Class A              5,598,050.08   14.08%       FIDUCIARY TRUST COMPANY OF NEW HAMPSHIRE
Fund                                                                                   ONE SECURITY BENEFIT PLACE
                                                                                       TOPEKA, KS 66636-0001

U.S. Government Money Market          Class A              3,454,663.37    8.70%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63195

U.S. Government Money Market          Class C             11,496,001.84   19.25%       FIRST CLEARING CORPORATION
Fund                                                                                   3601 CATAMARAN DRIVE
                                                                                       CORONA DEL MAR CA 92625-1209

U.S. Government Money Market          Class C              3,760,341.96    6.18%       DONALDSON LUFKIN JENRETTE, SECURITIES
Fund                                                                                   CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-9998-10009

U.S. Government Money Market          Class C              3,487,639.67    5.92%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2018

U.S. Government Money Market          Class C              3,254,444.48    5.49%       SOUTHWEST SECURITIES INC
Fund                                                                                   PO BOX 509002
                                                                                       DALLAS TX 75250

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market          Investor Class     365,464,065.11   40.47%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10068

U.S. Long Short Momentum              Class A                436,892.04   28.22%       RYDEX EPT MODERATE
Fund                                                                                   9601 BLACKWELL RD, STE 500
                                                                                       ROCKVILLE, MD 20857

U.S. Long Short Momentum              Class A                276,317.85   17.83%       STEPHENS INC.
Fund                                                                                   111 CENTER STREET
                                                                                       LITTLE ROCK AR 72201

U.S. Long Short Momentum              Class A                185,288.34   11.97%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63190

U.S. Long Short Momentum              Class A                122,268.58    7.92%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10086

U.S. Long Short Momentum              Class C                844,787.04   26.32%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63191

U.S. Long Short Momentum              Class C                307,215.52    9.58%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10087

U.S. Long Short Momentum              Class C                280,068.53    8.73%       MORGAN STANLEY SMITH BARNEY, HOUSE
Fund                                                                                   ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21128

U.S. Long Short Momentum              Class C                278,857.78    8.67%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2027

U.S. Long Short Momentum              Class C                172,085.25    5.36%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07333

U.S. Long Short Momentum              Class H              2,522,810.40   48.42%       SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4184

U.S. Long Short Momentum              Class H                436,076.29    8.37%       LPL FINANCIAL
Fund                                                                                   9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2019

U.S. Long Short Momentum              Class H                375,289.19    7.20%       UMB BANK NA
Fund                                                                                   ONE SECURITY PLACE
                                                                                       TOPEKA, KS 66636-0001

U.S. Long Short Momentum              Class H                342,746.82    6.58%       NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10069

U.S. Long Short Momentum              Class H                266,548.32    5.08%       DONALDSON LUFKIN JENRETTE, SECURITIES
Fund                                                                                   CORPORATION INC.
                                                                                       P.O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-9998-10010

Utilities Fund                        Advisor Class           47,141.64   35.53%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-2048

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Utilities Fund                        Advisor Class         33,625.73     25.40%       TRUST COMPANY OF AMERICA
                                                                                       P O BOX 6503
                                                                                       ENGLEWOOD, CO 80131

Utilities Fund                        Advisor Class         15,180.09     11.47%       NATIONWIDE TRUST COMPANY
                                                                                       P.O. BOX 182029
                                                                                       COLUMBUS, OH 43218-2056

Utilities Fund                        Advisor Class          8,550.59      6.46%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2262

Utilities Fund                        Class A               54,582.57     25.29%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10088

Utilities Fund                        Class A               37,572.85     17.40%       MORGAN STANLEY SMITH BARNEY, HOUSE
                                                                                       ACCOUNT
                                                                                       700 RED BROOK BLVD
                                                                                       OWINGS MILLS, MD 21129

Utilities Fund                        Class A               24,185.47     11.22%       LPL FINANCIAL
                                                                                       9785 TOWNE CENTRE DRIVE
                                                                                       SAN DIEGO CA 92121-1993

Utilities Fund                        Class A               21,508.81      9.96%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63192

Utilities Fund                        Class A               16,858.13      7.82%       NFS LLC
                                                                                       35 SHEA ROAD
                                                                                       CAMBRIDGE, MA 02140

Utilities Fund                        Class A               15,397.23      7.15%       AMERITRADE INC
                                                                                       PO BOX 2226
                                                                                       OMAHA NE 68103-2228

Utilities Fund                        Class C               62,983.27     25.02%       FIRST CLEARING, LLC
                                                                                       2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63193

Utilities Fund                        Class C               61,441.74     24.35%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10089

Utilities Fund                        Investor Class     1,579,190.86     66.22%       NATIONAL FINANCIAL SVCS CORP
                                                                                       200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10070

Utilities Fund                        Investor Class       316,055.67     13.19%       PERSHING LLC
                                                                                       P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10111

Utilities Fund                        Investor Class       196,667.32      8.25%       TD AMERITRADE INC.
                                                                                       PO BOX 2226
                                                                                       OMAHA, NE 68103-2263

Weakening Dollar 2x Strategy          Class A              129,556.28     48.15%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10090

Weakening Dollar 2x Strategy          Class A               24,522.37      9.09%       SOUTHWEST SECURITIES INC
Fund                                                                                   PO BOX 509002
                                                                                       DALLAS TX 75250

Weakening Dollar 2x Strategy          Class A               16,243.55      6.02%       NFS LLC
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK NY 10281

                                                                        PERCENTAGE
                                                         AMOUNT OF        OF THE
       NAME OF THE FUND                SHARE CLASS     SHARES OWNED        CLASS       NAME AND ADDRESS OF THE BENEFICIAL OWNER
-------------------------------------------------------------------------------------------------------------------------------
Weakening Dollar 2x Strategy          Class A              15,000.00       5.57%       Brown Brothers Harriman and Co.
Fund                                                                                   525 Washington Blvd
                                                                                       Jersey City, NJ 07310

Weakening Dollar 2x Strategy          Class C              32,972.21      22.45%       PERSHING LLC
Fund                                                                                   P. O. BOX 2052
                                                                                       JERSEY CITY, NJ 07303-10091

Weakening Dollar 2x Strategy          Class C              25,593.37      17.43%       MORGAN STANLEY SMITH BARNEY
Fund                                                                                   HARBORSIDE FINANCIAL CENTER, PLAZA 2, 3RD
                                                                                       FLOOR
                                                                                       JERSEY CITY, NJ 07334

Weakening Dollar 2x Strategy          Class C              25,443.89      17.33%       FIRST CLEARING, LLC
Fund                                                                                   2801 MARKET STREET
                                                                                       SAINT LOUIS, MO 63194

Weakening Dollar 2x Strategy          Class C              13,097.79        8.94%      NFS LLC
Fund                                                                                   PO BOX 1289
                                                                                       NORTH PLATTE, NE 69103

Weakening Dollar 2x Strategy          Class H            377,517.65        45.34%      SCHWAB, SPECIAL CUSTODY ACCOUNT
Fund                                                                                   ATTN: MUTUAL FUNDS TEAM E, 101 MONTGOMERY
                                                                                       STREET
                                                                                       SAN FRANCISCO, CA 94104-4185

Weakening Dollar 2x Strategy          Class H            135,736.14        16.30%      NATIONAL FINANCIAL SVCS CORP
Fund                                                                                   200 LIBERTY STREET
                                                                                       NEW YORK, NY 10281-10071

----------------------------------------------

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a "control person" (as defined in the 1940 Act) of su ch Fund, based on the substantial ownership interest held and the party's resultant ability to influence vot ing on certain matters submitted for shareholder consideration.

                                   APPENDIX L

                              MANAGEMENT OWNERSHIP

    As of the Record Date, the Directors and officers owned, of record and beneficially (unless otherwise indicated), as a group, the following of each Fund's outstanding securities:

RYDEX SERIES FUNDS-MID-CAP 1.5x STRATEGY FUND

-------------------------------------------------------------------------------------
TITLE OF THE CLASS          AMOUNT OF SHARES  OWNED          PERCENTAGE OF THE CLASS
------------------------------------------------------------------------------------
CLASS H                             4,850.62                         1.5%

RYDEX SERIES FUNDS-LONG SHORT EQUITY STRATEGY FUND

-------------------------------------------------------------------------------------
TITLE OF THE CLASS          AMOUNT OF SHARES OWNED           PERCENTAGE OF THE CLASS
-------------------------------------------------------------------------------------
CLASS H                             1,717.04                         2.4%

RYDEX SERIES FUNDS-FINANCIAL SERVICES FUND

-------------------------------------------------------------------------------------
TITLE OF THE CLASS          AMOUNT OF SHARES OWNED           PERCENTAGE OF THE CLASS
-------------------------------------------------------------------------------------
INVESTOR CLASS                      1,754.58                         2.8%

                                   APPENDIX L

                          NOMINATING COMMITTEE CHARTER

I.     THE COMMITTEE

       The Nominating Committee (the "Committee") of the Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust (each a "Trust" and collectively "the Trusts") shall be composed of at least three members plus the Independent Chairman as an ex officio member pursuant to the following sentence, each of whom is a Trustee who is not an "interested person" of the Trusts ("Independent Trustee") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). At any time when there is an Independent Chairman of the Board, the Independent Chairman shall be a full, voting member of the Committee, ex officio. The Board shall appoint the other members of the Committee and shall designate one member of the Committee to act as chairman of the Committee. All members of the Committee appointed by the Board shall serve at the pleasure of the Board. The role of the Committee shall be to assist the Board of Trustees of the Trusts (the "Board") in identifying and nominating individuals to serve as Independent Trustees of the Trusts.

II.    COMMITTEE FUNCTIONS AND RESPONSIBILITIES

       The Committee shall identify and recommend to the Independent Trustees candidates to serve as Independent Trustees, including those to be elected by the Shareholders or appointed by the Board to fill vacancies. For this purpose, the Committee shall canvas, recruit, interview and solicit candidates to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership in light of their background, knowledge and experience, in order to assure that the Board as a whole represents a proper mix of backgrounds and relevant skill sets. The Committee shall also determine whether each such candidate qualifies as not being an "interested person" of the Trusts in terms of both the letter and spirit of the 1940 Act, rules and regulations of the Securities and Exchange Commission ("SEC") adopted under said Act, and any other applicable standards of independence. Among other things, this determination requires the Committee to find the candidates to be independent from the investment advisers, principal underwriters and other principal service providers for the Trusts. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act or the rules and regulations thereunder that might impair independence, (e.g., business, financial or family relationships with investment advisers, principal underwriters or other service providers). Finally, the Committee shall consider the willingness and ability of each such candidate to devote the time and attention needed to perform the functions of an Independent Trustee.

            i. The Committee also shall evaluate and report to the Board concerning the qualifications of candidates to serve as "interested" Trustees of the Funds.

            ii. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the SEC regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

            iii. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in a timely fashion in writing and addressed to the Committee at the applicable Trust's offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.   COMMITTEE PROCEDURES

       A.   MEETINGS

            i. The Committee shall meet as needed in open or executive session.

            ii. The Committee may invite members of management, counsel to the Independent Trustees, Fund counsel, advisers and others to attend its meetings as it deems appropriate.

            iii. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. The chairman, or a person designated by the chairman, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

       B.   REPORTS TO THE BOARD

            The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

       C.   RESOURCES

            The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trusts' expense, such other experts or advisors as the Committee deems necessary or appropriate.

[LOGO OF RYDEX | SGI]                       PROXY CARD FOR
                                            [FUND NAME PRINTS HERE]
SECURITY GLOBAL INVESTORS(SM)               PROXY FOR A SPECIAL JOINT MEETING OF
                                            SHAREHOLDERS - NOVEMBER 22, 2011

The undersigned hereby appoint(s) Joanna Haigney, Amy Lee and Beth Miller, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850 on November 22, 2011 at 1:00 p.m. ET, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

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|  TAG ID: 123456                                      |
|                                                      |
|  NA1 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA2 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA3 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA4 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA5 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA6 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
|  NA7 - RYDEX SGI - BALLOT 3 - BOOK 3 RYDEX RETAIL    |
--------------------------------------------------------

NOTE: This proxy must be signed exactly as your name(s) appears here on. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

________________________________________________________________________________
Shareholder sign here        Date

________________________________________________________________________________
Joint owner sign here        Date

PLEASE SEE THE INSTRUCTIONS BELOW IF YOU WISH TO VOTE BY PHONE (live proxy representative or touch-tone phone), BY MAIL OR VIA THE INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:       To cast your vote by phone with a proxy voting                     --------------------------------
             representative, please call toll-free 1-877-864-5058.              |                              |
             Representatives are available to take your voting instructions     |        CONTROL NUMBER:       |
             Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.        |         123456789112         |
                                                                                --------------------------------
MAIL:        To vote your proxy by mail, check the appropriate voting box
             on the reverse side of this proxy card, sign and date the card       IMPORTANT NOTICE REGARDING THE
             and return it in the enclosed postage-paid envelope.              AVAILABILITY OF PROXY MATERIALS FOR
                                                                                      THIS SPECIAL MEETING OF
     Options below are available 24 hours a day / 7 days a week                     SHAREHOLDERS TO BE HELD ON
                                                                                        NOVEMBER 22, 2011

TOUCHTONE:  To cast your vote via a touch-tone voting line, call toll-free          THE PROXY STATEMENT FOR THIS
            1-888-227-9349 and enter the control number to the right.                  MEETING IS AVAILABLE AT:
                                                                                  www.proxyonline.us/docs/rydexsgi
INTERNET:   To vote via the Internet, go to www.proxyonline.us and enter the control number found to the right.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

[FUND NAME PRINTS HERE]

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line TOLL-FREE AT 1-877-864-5058. Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

YOU MAY VOTE ON THE PROPOSED CHANGES ON THE PROPOSALS AS A GROUP OR INDIVIDUALLY. PLEASE USE ONLY ONE METHOD.

-------------------------------------------------------------------------------------------------------------------
TO VOTE ALL OF THE PROPOSALS IN ACCORDANCE WITH MANAGEMENT'S RECOMMENDATIONS, PLEASE                        FOR ALL
CHECK THE BOX TO THE RIGHT.
IF THE FOR ALL BOX ON THIS BALLOT IS MARKED, THIS VOTE WILL OVERRIDE ANY INDIVIDUAL VOTES MADE BELOW.         [ ]
-------------------------------------------------------------------------------------------------------------------

                                                                               FOR          AGAINST          ABSTAIN
1.   To approve a new investment advisory agreement between the Trust
     and Securities Investors, LLC.                                            [ ]            [ ]              [ ]

2.   To approve a new investment sub-advisory agreement between Securities
     Investors, LLC and American CLS Independence Financial Services, LLC
     for Rydex Series Funds - LONG SHORT INTEREST RATE STRATEGY FUND.          [ ]            [ ]              [ ]

3.   To approve the following individuals as trustees of the Trust:            FOR          WITHHOLD

         (1) Donald C. Cacciapaglia                                            [ ]            [ ]

         (2) Corey A. Colehour                                                 [ ]            [ ]

         (3) J. Kenneth Dalton                                                 [ ]            [ ]

         (4) John O. Demaret                                                   [ ]            [ ]

         (5) Richard M. Goldman                                                [ ]            [ ]

         (6) Werner E. Keller                                                  [ ]            [ ]

         (7) Thomas F. Lydon                                                   [ ]            [ ]

         (8) Patrick T. McCarville                                             [ ]            [ ]

         (9) Roger Somers                                                      [ ]            [ ]

                                                                               FOR          AGAINST          ABSTAIN
4.   To approve a "manager of managers" arrangement                            [ ]            [ ]              [ ]

5.   To approve the elimination of the fundamental investment policy on investing in other investment companies for Rydex Series Funds - U.S.
     GOVERNMENT MONEY MARKET FUND.                                             [ ]            [ ]              [ ]

YOU MAY HAVE RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUNDS. PLEASE REMEMBER TO VOTE ALL OF YOUR BALLOTS! Remember to SIGN AND DATE THE REVERSE SIDE before mailing in your vote. This proxy card is valid only when signed and dated. Thank you for voting.